                                                     REGISTRATION NOS. 333-06071
                                                                        811-4235
                                                     FISCAL YEAR END DECEMBER 31
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-6

                       POST - EFFECTIVE AMENDMENT NO. 17


                            ------------------------

        FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES
              OF UNIT INVESTMENT TRUSTS REGISTERED ON FORMS N-8B-2

                        MONY AMERICA VARIABLE ACCOUNT L
                             (EXACT NAME OF TRUST)

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                              (NAME OF DEPOSITOR)

                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


                            SUSAN R. HARRISON, ESQ.


                          SENIOR COUNSEL -- OPERATIONS

                          MONY LIFE INSURANCE COMPANY
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

---------------


     It is proposed that this filing will become effective on May 1, 2001 pursuant to Rule 485(a).



     The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice will be filed on or before March 30, 2001.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2


ITEM NO. OF
FORM N-8B-2                      CAPTION IN PROSPECTUS
-----------                      ---------------------
     1        Cover Page
     2        Cover Page
     3        Not applicable
     4        Distribution of the Policy
     5        Detailed Information About the Company and MONY America
              Variable Account L
     6        MONY America Variable Account L
     7        Not required
     8        Not required
     9        Legal Proceedings
    10        Detailed Information About the Policy; Detailed Information
              About the Company and MONY America Variable Account L;
              Charges and Deductions; Other Information; Voting of Fund
              Shares; More About the Policy
    11        Detailed Information About the Company and MONY America
              Variable Account L; The Funds; Purchase of Portfolio Shares
              by MONY America Variable Account L
    12        Detailed Information About the Company and MONY America
              Variable Account L; The Funds; Purchase of Portfolio Shares
              by MONY America Variable Account L
    13        Detailed Information About the Policy; Charges and
              Deductions; The Funds
    14        Detailed Information About the Policy
    15        Detailed Information About the Policy
    16        The Funds; Detailed Information About the Policy; Detailed
              Information About the
              Company and MONY America Variable Account L
    17        Detailed Information About the Policy
    18        The Funds; Detailed Information About the Policy; Detailed
              Information About the
              Company and MONY America Variable Account L
    19        Voting of Fund Shares; More About the Policy
    20        Not applicable
    21        Detailed Information About the Policy
    22        Not applicable
    23        Not applicable
    24        Important Terms; More About the Policy
    25        Detailed Information About the Company and MONY America
              Variable Account L
    26        Not applicable
    27        Detailed Information About the Company and MONY America
              Variable Account L
    28        Detailed Information About the Company and MONY America
              Variable Account L
    29        Detailed Information About the Company and MONY America
              Variable Account L
    30        Not applicable
    31        Not applicable
    32        Not applicable
    33        Not applicable
    34        Not applicable
    35        More About the Policy
    36        Not applicable
    37        Not applicable
    38        Information About the Company and MONY America Variable
              Account L; More About the Policy
    39        More About the Policy

ITEM NO. OF
FORM N-8B-2                      CAPTION IN PROSPECTUS
-----------                      ---------------------
    40        Not applicable
    41        More About the Policy
    42        Not applicable
    43        Not applicable
    44        Detailed Information About the Company and MONY America
              Variable Account L; Detailed Information About the Policy;
              More About the Policy
    45        Not applicable
    46        Detailed Information About the Company and MONY America
              Variable Account L; Detailed Information About the Policy;
              More About the Policy
    47        Detailed Information About the Company and MONY America
              Variable Account L; Detailed Information About the Policy;
              More About the Policy
    48        Not applicable
    49        Not applicable
    50        Detailed Information About the Company and MONY America
              Variable Account L
    51        Cover Page; Detailed Information About the Company and MONY
              America Variable Account L; Detailed Information About the
              Policy; More About the Policy
    52        Other Information
    53        Other Information
    54        Not applicable
    55        Not applicable
    56        Not required
    57        Not required
    58        Not required
    59        Financial Statements

                                   PROSPECTUS


                               Dated May 1, 2001


                Flexible Premium Variable Life Insurance Policy
                                   Issued by

                     MONY Life Insurance Company Of America
                        MONY America Variable Account L

MONY Life Insurance Company of America (the "Company") issues a flexible premium variable life insurance policy described in this Prospectus. Among the policy's many terms are:

Allocation of Premiums and Cash Values:

- The policy owner can tell us what to do with the premium payments. The policy owner can also tell us what to do with the cash values the policy may create as a result of those premium payments.

     - The policy owner can tell us to place them into a separate account. That separate account is called MONY America Variable Account L.

        - If the policy owner does, the owner can also tell us to place premium payments and cash values into any or all of 37 different subaccounts. Each of these subaccounts seeks to achieve a different investment objective. If the policy owner tells us to place the premium payments and cash values into one or more subaccounts of the separate account, the policy owner bears the risk that the investment objectives will not be met. That risk includes not earning any money on premium payments and cash values and also that premium payments and cash value may lose some or all of their value.

     - The policy owner can also tell us to place some or all of the premium payments and cash values into our account. Our account is called the Guaranteed Interest Account. If the policy owner elects the Guaranteed Interest Account, we will guarantee that those premium payments and cash values will not lose any value. We also guarantee that we will pay not less than 4.0% interest annually. We may pay more than 4.0% if we choose. Premium payments and cash values the policy owner places into the Guaranteed Interest Account become part of our assets.

Death Benefit:

- We will pay death benefit proceeds to the named beneficiary if the insured dies before age 95 while the policy is in effect. The death proceeds will never be less than the amount specified in the policy. It may be greater than the amount specified if the policy's cash values increase.

Living Benefits:

- The policy owner may ask for some or all of the policy's cash value at any time. The policy owner may borrow up to 90% of the policy's cash value from us at any time. The policy owner will have to pay interest to us on the amount borrowed.

Charges and Fees:

- The policy allows us to deduct certain charges from the cash value. These charges are detailed in the policy and in this prospectus.

                THESE ARE ONLY SOME OF THE TERMS OF THE POLICY.
 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE COMPLETE DETAILS OF THE POLICY.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense. This prospectus comes with prospectuses for the MONY Series Fund, Inc., Enterprise Accumulation Trust, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the T. Rowe Price International Series, Inc., the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., the Dreyfus Stock Index Fund, the Van Eck Worldwide Insurance Trust, The Universal Institutional Funds, Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III and Janus Aspen Series. You should read these prospectuses carefully and keep them for future reference.


                     MONY Life Insurance Company of America
                    1740 Broadway, New York, New York 10019
                                 1-800-487-6669

       THIS PROSPECTUS MUST BE ACCOMPANIED BY, AND IS NOT VALID WITHOUT,
                   THE PROSPECTUSES FOR THE UNDERLYING FUNDS.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Summary of the Policy.......................................  1
  Important Policy Terms....................................  1
  Purpose of the Policy.....................................  1
  Explanation of a Case.....................................  2
  Policy Premium Payments and Values........................  2
  Charges and Deductions....................................  3
  Fees and Expenses of the Funds............................  4
  The Death Benefit.........................................  6
  Premium Features..........................................  7
  MONY America Variable Account L...........................  7
  Allocation Options........................................  8
  Transfer of Account Value.................................  8
  Policy Loans..............................................  8
  Full Surrender............................................  8
  Partial Surrender.........................................  8
  Right to Return Policy Period.............................  8
  Grace Period and Lapse....................................  9
  Tax Treatment of Increases in Account Value...............  9
  Tax Treatment of Death Benefit............................  9
  Riders....................................................  9
  Contacting the Company....................................  9
  Understanding the Policy..................................  10
Detailed Information About the Company And MONY America
  Variable Account L........................................  11
  MONY Life Insurance Company of America....................  11
  Effects of Inflation......................................  11
  MONY America Variable Account L...........................  11
The Funds...................................................  18
  MONY Series Fund, Inc.....................................  19
  Enterprise Accumulation Trust.............................  19
  T. Rowe Price Equity Series, Inc..........................  21
  T. Rowe Price Fixed Income Series, Inc....................  21
  T. Rowe Price International Series, Inc...................  21
  Van Eck Worldwide Insurance Trust.........................  22
  Dreyfus Variable Investment Fund..........................  22
  The Dreyfus Socially Responsible Growth Fund, Inc.........  22
  Dreyfus Stock Index Fund..................................  22
  The Universal Institutional Funds, Inc....................  23
  Fidelity Insurance Products Fund..........................  24
  Fidelity Insurance Products Fund II.......................  24
  Fidelity Insurance Products Fund III......................  24
  Janus Aspen Series........................................  25
  Purchase of Portfolio Shares by MONY America Variable
     Account L..............................................  26
Detailed Information About The Policy.......................  27
  Application for a Policy..................................  27
  Right to Examine a Policy -- Right to Return Policy
     Period.................................................  28
  Premiums..................................................  28
  Choice of Definition of Life Insurance....................  29

                                                              PAGE
                                                              ----
  Guaranteed Death Benefit..................................  29
  Allocation of Net Premiums................................  30
  Death Benefits under the Policy...........................  31
  Death Benefit Options.....................................  31
  Changes in Death Benefit Amounts..........................  33
  Guaranteed Death Benefit Rider............................  35
  Other Optional Insurance Benefits.........................  36
  Benefits at Maturity and Maturity Extension Rider.........  37
  Policy Values.............................................  37
  Determination of Account Value............................  38
  Calculating Unit Values for Each Subaccount...............  39
  Transfer of Account Value.................................  39
  Right to Exchange Policy..................................  39
  Policy Loans..............................................  40
  Full Surrender............................................  41
  Partial Surrender.........................................  41
  Grace Period and Lapse....................................  42
Charges and Deductions......................................
  Deductions from Premiums..................................  44
  Deductions from Account Value.............................  45
  Guarantee of Certain Charges..............................  47
  Corporate Purchasers -- Reduction of Charges..............  47
Other Information...........................................  48
  Federal Income Tax Considerations.........................  48
  Charge for Company Income Taxes...........................  52
  Voting of Fund Shares.....................................  52
  Disregard of Voting Instructions..........................  53
  Report to Policy Owners...................................  53
  Substitution of Investments and Right to Change
     Operations.............................................  53
  Changes to Comply with Law................................  54
Performance Information.....................................  54
The Guaranteed Interest Account.............................  55
  General Description.......................................  55
  Policy Charges............................................  56
  Transfers.................................................  56
  Surrenders and Policy Loans...............................  57
More About The Policy.......................................  57
  Ownership.................................................  57
  Beneficiary...............................................  57
  Notification and Claims Procedures........................  57
  Payments..................................................  58
  Payment Plan/Settlement Provisions........................  58
  Payment in Case of Suicide................................  58
  Assignment................................................  59
  Errors on the Application.................................  59
  Incontestability..........................................  59
  Policy Illustrations......................................  59

                                                              PAGE
                                                              ----
  Distribution of the Policy................................  59
  Policy Owner Services.....................................  60
More About The Company......................................  61
  Management................................................  61
  State Regulation..........................................  63
  Records and Accounts......................................  64
  Legal Proceedings.........................................  64
  Legal Matters.............................................  64
  Registration Statement....................................  64
  Independent Accountants...................................  64
  Financial Statements......................................  64
Index to Financial Statements...............................  F-1
  Appendix A................................................  A-1
  Appendix B................................................  B-1
  Appendix C................................................  C-1
  Appendix D................................................  D-1
  Appendix E................................................  E-1
  Appendix F................................................  F-1
  Appendix G................................................  G-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             SUMMARY OF THE POLICY

     This summary provides you with a brief overview of the more important aspects of your policy. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your policy. This summary and the entire prospectus, will describe the part of the policy involving Variable Account L. The prospectus also briefly will describe the Guaranteed Interest Account. The Guaranteed Interest Account is also described in your policy. BEFORE PURCHASING A POLICY, WE URGE YOU TO READ THE ENTIRE PROSPECTUS CAREFULLY.

IMPORTANT POLICY TERMS

     We are providing you with definitions for the following terms to make the description of the policy provisions easier for you to understand.

     Outstanding Debt -- The unpaid balance of any loan which the policy owner requests on the policy. The unpaid balance includes accrued loan interest that is due and has not been paid by the policy owner.

     Loan Account -- An account to which amounts are transferred from the subaccounts of MONY America Variable Account L and the Guaranteed Interest Account as collateral for any loan the policy owner requests. We will credit interest to the Loan Account at a rate not less than 4.0%. The Loan Account is part of the Company's general account.

     Account Value -- The sum of the amounts under the policy held in each subaccount of MONY America Variable Account L, the Guaranteed Interest Account and the Loan Account.

     Cash Value -- The Account Value of the policy plus any refund of sales charge.

     Minimum Annual Premium -- The amount the Company determines is necessary to keep the policy in effect.

     Guaranteed Interest Account -- This account is part of the general account of the Company. The policy owner may allocate all or a part of the policy's net premium payments to this account. This account will credit the policy owner with a fixed interest rate (which will not be less than 4.0%) declared by the Company. (For more detailed information, see "The Guaranteed Interest Account," page 62.)

     Specified Amount -- The minimum death benefit for as long as the policy remains in effect.

     Valuation Date -- Each day that the New York Stock Exchange is open for trading.

     Base Death Benefit -- Initially this is the Specified Amount for policies under death benefit Option 1, or the Specified Amount plus the Account Value for policies under death benefit Option 2.

     Target Death Benefit -- The Target Death Benefit is the amount specified in the application for the policy, or as changed by the policy owner from time to time (Specified Amount) plus the Term Insurance Rider's benefit amount. You only have a Target Death Benefit if you have a Term Insurance Rider.

PURPOSE OF THE POLICY

     The policy offers insurance protection on the life of the insured. If the insured is alive on the anniversary of the policy date when the insured is age 95, a maturity benefit will be paid instead of a death benefit. The policy provides a base death benefit equal to (a) its Specified Amount, or (b) its Specified Amount plus the Account Value. The policy also provides surrender and loan privileges. The policy offers a choice of investment alternatives and an opportunity for the policy's Account Value and its death benefit to grow based on investment results. In addition, the policy owner chooses the amount and frequency of premium payments, within certain limits.

EXPLANATION OF A CASE

     Each policy must be a part of a case. A case is a grouping of one or more policies connected by a non-arbitrary factor. Examples of factors are individuals who share a common employment, business or other relationship. The sum of the premiums to be received by the Company in the first policy year for the policies representing the case must be at least $100,000. The Company at its sole discretion will determine what constitutes a case. A case may have one policy owner (e.g., a single entity that owns all the policies in the case) or as many policy owners as there are policies in the case.

POLICY PREMIUM PAYMENTS AND VALUES

     The Company receives the policy premium payments. From those premium payments, the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of a deferred acquisition tax imposed by the United States government. The Company will also deduct a sales charge to cover the costs of making the policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

     The policy owner may allocate net premium payments among the various subaccounts of MONY America Variable Account L and/or the Guaranteed Interest Account. The net premium payments the owner allocates among the various subaccounts of MONY America Variable Account L may increase or decrease in value on any day depending on the investment experience of the subaccounts the owner selects. The death benefit may or may not increase or decrease depending on several factors including the death benefit option chosen. The death benefit will never decrease below the Specified Amount of your policy.

     Net premium payments allocated to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 4.0%.

     The value of the net premium payments allocated to MONY America Variable Account L and to the Guaranteed Interest Account are called the Account Value. There is no guarantee that the policy's Account Value and death benefit will increase. You bear the risk that the net premiums and Account Value allocated to MONY America Variable Account L may be worth more or less while the policy remains in effect.


     If the owner cancels the policy and returns it to the Company during the Right to Return Policy Period, we will refund premiums paid, or the Account Value including any charges deducted, depending on state law. After the Right to Return Policy Period, the owner may cancel your policy by surrendering it to the Company. The Company will pay the owner the Account Value plus any applicable refund of sales charges less any Outstanding Debt. The Account Value plus any applicable refund of sales charge is called the Cash Value of the policy.


     Charges and fees such as the cost of insurance, administrative charges, and mortality and expense risk charges are imposed by the policy. These charges and fees are deducted by the Company from the policy's Account Value and are described in further detail below.

     The policy remains in effect until the earliest of:

          - A grace period expires without the payment of sufficient additional premium to cover policy charges or repayment of the Outstanding Debt.

          - Age 95.

          - Death of the insured.

          - Full surrender of the policy.

     Generally, the policy remains in effect only as long as the Account Value less Outstanding Debt is sufficient to pay all monthly deductions. However, a Guaranteed Death Benefit Rider is also available at the time you purchase the policy. It will extend the time during which the Specified Amount of the policy may remain in effect. The Guaranteed Death Benefit Rider requires the payment of an agreed upon amount of premiums and is discussed below.

CHARGES AND DEDUCTIONS

     The policy provides for the deduction of the various charges, costs and expenses from the Account Value of the policy. These deductions are summarized in the table below. Additional details can be found on pages 50-54.
--------------------------------------------------------------------------------

                            DEDUCTIONS FROM PREMIUMS

-----------------------------------------------------------------------------------------------
     Sales Charge -- Deducted from premium up to    First 10 policy years -- 9%
                     the Target Premium             After the 10th policy year -- 0%
                                                    Ten policy years after an increase in
                                                    Specified Amount -- 9%
-----------------------------------------------------------------------------------------------

     Tax Charge                                     State and local -- 0%-4% Federal -- 1.25%
-----------------------------------------------------------------------------------------------

                         DEDUCTIONS FROM ACCOUNT VALUE
--------------------------------------------------------------------------------


     Cost of Insurance Charge                      Current cost of insurance rate x net amount
                                                   at risk at the beginning of the policy
                                                   month
----------------------------------------------------------------------------------------------
     Mortality & Expense Risk Charge               First 10 policy years -- .60% of
     Annual Rate                                   subaccount value.
                                                   After the 10th policy year -- maximum of
                                                   .45% of
                                                   subaccount value(1).
----------------------------------------------------------------------------------------------
     Administrative Charge (all                    $7.50
     policies) -- Monthly
     Medical Underwriting Charge (applicable       $5.00 for the first 3 policy years.
     policies) -- Monthly
     Guaranteed Issue Underwriting Charge          $3.00 for the first 3 policy years.
     (applicable policies) -- Monthly
----------------------------------------------------------------------------------------------
     Guaranteed Death Benefit Charge               $0.01 per $1,000 of policy Specified
     Monthly Charge for Death Benefit Rider (not   Amount. Please note that the Rider requires
     available in all states)                      that premiums on the policy itself be paid
                                                   in order to remain in effect.
----------------------------------------------------------------------------------------------
     Optional Term Insurance Rider Charge --       Current cost of insurance rate x amount at
     Monthly deduction for optional term           risk at the beginning of the policy month.
     insurance benefit added by rider.
----------------------------------------------------------------------------------------------
     Transaction and Other Charges
     -- Partial Surrender Fee                      Lesser of $25 or 2% of the partial
                                                   surrender amount
     -- Transfer of Account Value                  Maximum of $25(2)
     -- Reinstatement Fee                          $150
----------------------------------------------------------------------------------------------


---------------
(1) Expected current amount of .30% of subaccount value.


(2)Currently the Company does not assess a transfer charge. The Company reserves the right to charge up to a maximum of $25 for transfers.

FEES AND EXPENSES OF THE FUNDS

     MONY America Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio. Each portfolio pays a fee to its investment adviser to manage the portfolio. The investment adviser fees for each portfolio are listed in the table below. Each portfolio also incurs expenses in its operations. These expenses are also shown in the table below. These fees and expenses vary by portfolio and are set forth below. Their Boards govern the Funds. The advisory fees are summarized at pages 23-30. Fees and expenses of the Funds are described in more detail in the Funds' prospectuses.

     Information contained in the following table was provided by the respective Funds and has not been independently verified by us.

                          ANNUAL EXPENSES FOR THE YEAR
                            ENDED DECEMBER 31, 1999


                                                             DISTRIBUTION
FUND/PORTFOLIO                             MANAGEMENT FEES   (12b-1) FEES   OTHER EXPENSES   TOTAL EXPENSES
--------------                             ---------------   ------------   --------------   --------------
MONY SERIES FUND, INC.
  Intermediate Term Bond Portfolio.......        0.50%            N/A            0.07%            0.57%
  Long Term Bond Portfolio...............        0.50%            N/A            0.05%            0.55%
  Government Securities Portfolio........        0.50%            N/A            0.08%(1)         0.58%
  Money Market Portfolio.................        0.40%            N/A            0.04%            0.44%
ENTERPRISE ACCUMULATION TRUST
  Equity Portfolio.......................        0.78%            N/A            0.04%            0.82%
  Small Company Value Portfolio..........        0.80%            N/A            0.04%            0.84%
  Managed Portfolio......................        0.72%            N/A            0.04%            0.76%
  International Growth Portfolio.........        0.85%            N/A            0.16%            1.01%
  High Yield Bond Portfolio..............        0.60%            N/A            0.09%            0.69%
  Small Company Growth Portfolio.........        1.00%            N/A            0.40%            1.40%(2)
  Growth Portfolio.......................        0.75%            N/A            0.09%            0.84%
T. ROWE PRICE EQUITY SERIES, INC.
  Equity Income Portfolio................        0.85%(5)         N/A            0.00%            0.85%
  New America Growth Portfolio...........        0.85%(5)         N/A            0.00%            0.85%
  Personal Strategy Balanced Portfolio...        0.90%(5)         N/A            0.00%            0.90%
T. ROWE PRICE FIXED INCOME SERIES, INC.
  Limited-Term Bond Portfolio............        0.70%(5)         N/A            0.00%            0.70%
  Prime Reserve Portfolio................        0.55%(5)         N/A            0.00%            0.55%

                                                             DISTRIBUTION
FUND/PORTFOLIO                             MANAGEMENT FEES   (12b-1) FEES   OTHER EXPENSES   TOTAL EXPENSES
--------------                             ---------------   ------------   --------------   --------------
T. ROWE PRICE INTERNATIONAL SERIES, INC.
  International Stock Portfolio..........        1.05%(5)         N/A            0.00%            1.05%(5)
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Bond Fund....................        1.00%            N/A            0.22%            1.22%
  Worldwide Hard Assets Fund.............        1.00%            N/A            0.26%            1.26%
  Worldwide Emerging Markets Fund........        1.00%            N/A            0.54%            1.54%(3)
DREYFUS VARIABLE INVESTMENT FUND
  Appreciation Portfolio.................        0.75%            N/A            0.03%            0.78%
  Small Company Stock Portfolio..........        0.75%            N/A            0.22%            0.97%
DREYFUS STOCK INDEX FUND.................       0.245%            N/A            0.01%            0.26%
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
  FUND, INC..............................        0.75%            N/A            0.04%            0.79%
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  Equity Growth Portfolio................        0.55%            N/A            0.30%            0.85%(6)
  Value Portfolio........................        0.55%            N/A            0.30%            0.85%(6)
  Fixed Income Portfolio.................        0.40%            N/A            0.30%            0.70%(6)
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
  (VIP)
  Growth Portfolio.......................        0.58%            N/A            0.08%            0.66%(4)
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
  II (VIP II)
  Contrafund(R)Portfolio.................        0.58%            N/A            0.09%            0.67%(4)
  Asset Manager Portfolio................        0.53%            N/A            0.10%            0.63%(4)

                                                             DISTRIBUTION
FUND/PORTFOLIO                             MANAGEMENT FEES   (12b-1) FEES   OTHER EXPENSES   TOTAL EXPENSES
--------------                             ---------------   ------------   --------------   --------------
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
  III (VIP III)
  Growth Opportunities Portfolio.........        0.58%            N/A            0.11%            0.69%(4)
  Growth and Income Portfolio............        0.48%            N/A            0.12%            0.60%(4)
JANUS ASPEN SERIES
  Aggressive Growth Portfolio............        0.65%            N/A            0.02%            0.67%(7)
  Flexible Income Portfolio..............        0.65%            N/A            0.07%            0.72%(7)
  International Growth Portfolio.........        0.65%            N/A            0.11%            0.76%(7)
  Worldwide Growth Portfolio.............        0.65%            N/A            0.05%            0.70%(7)
  Capital Appreciation Portfolio.........        0.65%            N/A            0.04%            0.69%(7)
  Strategic Value Portfolio (Service
     Shares).............................        0.65%           0.25%           0.35%            1.25%(8)


---------------

 (1) Expenses do not include custodial credits. With custodial credits, expenses would have been 0.57%.

 (2) Reflects contractual expense limitation. This contractual limitation is in effect until April 30, 2001. Without expense limitation, total expenses would have been as follows: Small Company Growth -- 1.55%.

 (3) Does not include expense reimbursements. With expense reimbursements expenses for Worldwide Emerging Markets is 1.34%.

 (4) Expenses do not include reimbursements. With these expense reimbursements, expenses would have been as follows: Fidelity VIP Growth -- 0.65%; Fidelity VIP II Contrafund -- 0.65%; Fidelity VIP III Growth Opportunities -- 0.68%, Fidelity VIP II Asset Manager -- 0.62%, and Fidelity VIP III Growth & Income -- 0.59%.

 (5) Management fees include operating expenses.

 (6) Reflects a contractual expense limitation. Without the expense limitation, total expenses would have been as follows: Fixed Income -- 0.96%; Equity Growth -- 1.11%; and Value -- 1.22%.

 (7) Expenses are based upon expenses for fiscal year ended December 31, 1999, restated to reflect a reduction in management fee.


 (8)Expenses are based on the estimated expenses the new Service Class of the Portfolio expects to incur in its initial fiscal year. All expenses are shown without the effect of any expense offset arrangements.


THE DEATH BENEFIT

     The minimum Specified Amount is $100,000. However, the Specified Amount may be reduced to $50,000 if at least $50,000 is provided by a Term Insurance Rider added to the policy. The policy owner may elect one of two options to compute the amount of Base Death Benefit payable under the policy. The policy owner's selection may increase the death benefit.

     Option 1 -- The Base Death Benefit equals the greater of:

          (a) the Specified Amount plus the increase in the Account Value since the last monthly anniversary; or

          (b) the Cash Value multiplied by a death benefit percentage required by the Federal tax law definition of life insurance.

          If the policy owner chooses Option 1, favorable investment performance reduces the cost paid for the death benefit. This reduction will decrease the deduction from Account Value.

     Option 2 -- The Base Death Benefit equals the greater of:

          (a) The Specified Amount plus the Account Value; or

          (b) The Cash Value multiplied by a death benefit percentage required by the Federal tax law definition of life insurance.

          If the policy owner chooses Option 2, favorable investment performance will increase the Account Value of the policy. This in turn increases insurance coverage.

The Account Value used in these calculations is the Account Value as of the date of the insured's death.

     The policy owner may change the death benefit option and increase or decrease the Specified Amount, subject to certain conditions. See "Death Benefits Under the Policy," page 36.

     When the policy owner applies for insurance, the policy owner can purchase the Guaranteed Death Benefit Rider. This rider provides a guarantee that the Specified Amount under the policy will remain in effect as long as:

          (a) The required premiums (reduced by any partial surrenders and applicable fees) have been paid; and

          (b) The Account Value exceeds Outstanding Debt.

     See "Guaranteed Death Benefit Rider," page 41.

PREMIUM FEATURES

     The policy owner must pay an initial premium equal to at least one fourth of the Minimum Annual Premium. After that, subject to certain limitations, the policy owner may choose the amount and frequency of premium payments as the policy owner's financial situation and needs change.


     When the policy owner applies for a policy, the policy owner determines the level amount to pay at fixed intervals over a specified period of time. The policy owner elects to receive a premium notice on an annual, semiannual, quarterly or monthly basis. However, the policy owner may choose to skip or stop making premium payments. The policy continues in effect until the Account Value (less Outstanding Debt) can no longer cover:


          (1) The monthly deductions for the policy, and

          (2) Any optional insurance benefits added by rider.

     The amount, frequency and period of time over which the policy owner pays premiums may affect whether or not the policy will be classified as a modified endowment contract. You will find more information on the tax treatment of life insurance contracts, including modified endowment contracts under "Federal Income Tax Considerations," page 55.

     The payment of premiums the policy owner specifies on the application will not guarantee that the policy will remain in effect. See "Grace Period and Lapse," page 48. If any premium would result in an immediate increase in the net amount at risk, the Company may, (1) reject a part of the premium payment, or
(2) limit the premium payment, unless the policy owner provides satisfactory evidence of insurability.

MONY AMERICA VARIABLE ACCOUNT L

     MONY America Variable Account L is a separate investment account whose assets are owned by the Company. See "MONY America Variable Account L," on page 16.

ALLOCATION OPTIONS


     The policy owner may allocate premium payments and Account Values among the various subaccounts of MONY America Variable Account L. Each of the subaccounts uses premium payments and Account Values to purchase shares of a designated portfolio of the MONY Series Fund, Inc., the Enterprise Accumulation Trust, the
T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the T. Rowe Price International Series, Inc., the Dreyfus Variable Insurance Fund, the Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth, Fund Inc., Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, Janus Aspen Series, The Universal Institutional Funds, Inc. and the Van Eck Worldwide Insurance Trust (the "Funds"). The subaccounts available to the policy owner and the investment objectives of each available subaccount are described in detail beginning on page 17.


TRANSFER OF ACCOUNT VALUE

     The policy owner may transfer Account Value among the subaccounts. Subject to certain limitations, the policy owner may also transfer between the subaccounts and the Guaranteed Interest Account. See "Transfer of Account Value," page 45.

POLICY LOANS

     The policy owner may borrow up to 90% of the policy's Account Value (less any Outstanding Debt) from the Company. See "Policy Loans," page 45.

     The amount of Outstanding Debt is subtracted from the death benefit. The Outstanding Debt is repaid from the proceeds of a full surrender. See "Full Surrender," page 46. Outstanding Debt may also affect the continuation of the policy. See "Grace Period and Lapse," page 48. The Company charges interest on policy loans. If the interest is not paid when due, the amount due will be added to the principal amount of the Outstanding Debt.

FULL SURRENDER

     The policy owner can surrender the policy during the insured's lifetime and receive the (a) Account Value, plus (b) any applicable refund of sales charge, minus (c) any Outstanding Debt. See "Full Surrender," page 46.

PARTIAL SURRENDER

     The policy owner may request a partial surrender if the Account Value less Outstanding Debt after the deduction of the requested surrender amount and any fees is greater than $500. If the requested amount exceeds the amount available, we will reject the request and return it to the policy owner. A partial surrender will generally decrease the Target Death Benefit. See "Partial Surrender," at page 47.

     Partial surrenders must be for at least $500. A partial surrender fee of the lesser of $25 or 2% of the amount surrendered will be assessed against the remaining Account Value.

RIGHT TO RETURN POLICY PERIOD


     The policy owner has the right to examine the policy when it is received. The policy owner may return the policy for any reason and obtain a full refund of the premium paid if the policy is returned within 10 days (or longer in some states) after it is received. The policy owner may also return the policy within 45 days after the date the application for the policy is signed. During the Right to Return Policy Period, net premiums will be allocated to either the general account of the Company or the Money Market subaccount (which invests in the Money Market portfolio of the MONY Series Fund, Inc.) or the subaccounts you designated in your application depending on the state in which your contract is issued. You should check with your sales representative when you apply for the contract to see which applies in your state. See "Right to Examine a Policy -- Right to Return Policy Period", page 34.

GRACE PERIOD AND LAPSE

     The policy will remain in effect as long as:

          (1) The Account Value less Outstanding Debt is sufficient to pay the current monthly deduction; or

          (2) The policy owner requested the Guaranteed Death Benefit Rider and has met all the requirements of that rider.

     If the policy is about to terminate (or Lapse), we will give the policy owner notice that the policy owner must pay additional premiums. That notice will tell the policy owner the minimum amount that must be paid if the policy is to remain in effect and the date by which we must receive that amount (this period is called the "grace period").

     In addition, we calculate each month whether the policy owner has paid the premiums required by the Guaranteed Death Benefit Rider. See "Guaranteed Death Benefit," page 35. If the policy does not meet the test on that date, a notice will be sent to the policy owner giving the policy owner 61 days from its date to make additional payments to the Rider. See "Grace Period and Lapse," page 48.

TAX TREATMENT OF INCREASES IN ACCOUNT VALUE

     The federal income tax laws generally tie the taxation of Account Values to the policy owner's receipt of those Account Values. This policy is currently subject to the same federal income tax treatment as fixed life insurance. Certain policy loans may be taxable. Information on the tax treatment of the policy can be found under "Federal Income Tax Considerations," on page 55.

TAX TREATMENT OF DEATH BENEFIT

     Generally, the death benefit will be fully excludable from the gross income of the beneficiary under the Internal Revenue Code. Thus the death benefit received by the beneficiary at the death of the insured will not be subject to federal income taxes when received by the beneficiary. Also, a death benefit paid by this policy is currently subject to federal income tax treatment as a death benefit paid by a fixed life insurance policy. See "Federal Income Tax Considerations," page 55.

RIDERS

     Additional optional insurance benefits may be added to the policy by an addendum called a rider. There are two riders available with this policy.

     - Guaranteed Death Benefit Rider

     - Term Insurance Rider

CONTACTING THE COMPANY

     All written requests, notices and forms required by the policies and any questions or inquiries should be directed to the Company's Operations Center at 1 MONY Plaza, Syracuse, New York 13202.

UNDERSTANDING THE POLICY

     The following chart may help you to understand how the policy works.

                       [HOW THE POLICY WORKS FLOW CHART]

                     DETAILED INFORMATION ABOUT THE COMPANY
                      AND MONY AMERICA VARIABLE ACCOUNT L

MONY LIFE INSURANCE COMPANY OF AMERICA

     MONY Life Insurance Company of America issues the policy. In this prospectus MONY Life Insurance Company of America is called the "Company". The Company is a stock life insurance company organized in the State of Arizona. The Company is currently licensed to sell life insurance and annuities in all 49 states (not including New York), the District of Columbia, the U.S. Virgin Islands, and Puerto Rico. The Company is the corporate successor of Vico Credit Life Insurance Company, incorporated in Arizona on March 6, 1996.

     The Company is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY"). The principal offices of both MONY and the Company are located at 1740 Broadway, New York, New York 10019. MONY was founded in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization does not have any material effect on the Company, MONY America Variable Account L, or the policies.

     At August 16, 1999, the rating assigned to the Company by A.M. Best Company, Inc., an independent insurance company rating organization, was upgraded to A (Excellent). This rating is based upon an analysis of financial condition and operating performance. The A.M. Best rating of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the policies.

     The Company has a service agreement with MONY. MONY provides the Company with such personnel, facilities, etc., as are reasonably necessary for the conduct of the Company's business. These services are provided on a cost reimbursement basis. The Company intends to administer the policies itself, utilizing the services provided by MONY and Andesa TPA, Inc. to meet its obligations under the policies.


     MONY Securities Corporation, a wholly owned subsidiary of the Company, is the principal underwriter for the policies.


EFFECTS OF INFLATION

     The Company does not believe that inflation has had a material effect on its results of operations except insofar as inflation affects interest rates.

MONY AMERICA VARIABLE ACCOUNT L

     MONY America Variable Account L is a separate investment account of the Company. Presently, only premium payments and cash values of flexible premium variable life insurance policies are permitted to be allocated to MONY America Variable Account L. The assets in MONY America Variable Account L are kept separate from the general account assets and other separate accounts of the Company.

     The Company owns the assets in MONY America Variable Account L. The Company is required to keep assets in MONY America Variable Account L that equal the total market value of the policy liabilities funded by MONY America Variable Account L. Realized or unrealized income gains or losses of MONY America Variable Account L are credited or charged against MONY America Variable Account L assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the policies are assets of MONY America Variable Account L. MONY America Variable Account L assets are not chargeable with liabilities of the Company's other businesses.

     Account Values allocated to the Guaranteed Interest Account are held in the Company's general account. The Company's general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of MONY America Variable Account L. All obligations of the Company under the policy are general corporate obligations of the Company. The Company may accumulate in MONY America Variable Account L proceeds from various policy charges and investment results applicable to those assets.

     MONY America Variable Account L was authorized by the Board of Directors of the Company and established under Arizona law on February 19, 1985. MONY America Variable Account L is registered with the SEC as a unit investment trust. The SEC does not supervise the administration or investment practices or policies of MONY America Variable Account L.


     MONY America Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio of the Funds. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. Some of the underlying portfolios have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying portfolios may be similar to, and may in fact be modeled after publicly traded mutual funds, policy purchasers should understand that the underlying portfolios have separate asset pools and are not otherwise directly related to any publicly traded mutual funds. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying portfolio may differ substantially. In the future, the Company may establish additional subaccounts within MONY America Variable Account L. Future subaccounts may invest in other portfolios of the Funds or in other securities. Not all subaccounts are available to you. The subaccount purchasing shares of The Universal Institutional Funds, Inc. Value Portfolio is only available for contracts applied for before September 26, 2000.


     The subaccounts of MONY America Variable Account L that are available to you purchase shares from the underlying mutual funds and designated portfolios shown in the following table with their respective investment objectives:

   --------------------------------------------------------------------------------------------
       SUBACCOUNT, UNDERLYING MUTUAL FUND
            AND DESIGNATED PORTFOLIO                        INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   SOCIALLY RESPONSIBLE GROWTH SUBACCOUNT        Seeks capital growth with current income
                                                 as a secondary goal. Invests primarily in
   The Dreyfus Socially Responsible Growth       common stock of companies that, in the
   Fund, Inc.                                    opinion of its management, meet
                                                 traditional investment standards and
                                                 conduct their business in a manner that
                                                 contributes to the enhancement of the
                                                 quality of life in America.
   --------------------------------------------------------------------------------------------

   STOCK INDEX SUBACCOUNT                        Seeks to match the total return of the
                                                 Standard & Poor's 500 Composite Stock
   Dreyfus Stock Index Fund                      Price Index. To pursue this goal, the fund
                                                 generally invests in all 500 stocks in the
                                                 S&P 500(R) in proportion to their
                                                 weighting in the index.
   --------------------------------------------------------------------------------------------

   APPRECIATION SUBACCOUNT                       Seeks long-term capital growth consistent
                                                 with the preservation of capital; current
   Dreyfus Variable Investment Fund              income is a secondary goal. To pursue
   Appreciation Portfolio                        these goals, the portfolio invests in
                                                 common stocks focusing on "blue chip"
                                                 companies with total market values of more
                                                 than $5 billion at the time of purchase.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
       SUBACCOUNT, UNDERLYING MUTUAL FUND
            AND DESIGNATED PORTFOLIO                        INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   SMALL COMPANY STOCK SUBACCOUNT                Seeks investment returns (consisting of
                                                 capital appreciation and income) that are
   Dreyfus Variable Investment Fund              greater than the total return performance
   Small Company Stock Portfolio                 of stocks represented by the Russell
                                                 2500(TM) Index ("Russell 2500"). To pursue
                                                 this goal the portfolio normally invests
                                                 in a blended portfolio of growth and value
                                                 stocks of small and midsize domestic
                                                 companies, whose market values generally
                                                 range between $500 million and $5 billion.
   --------------------------------------------------------------------------------------------

   EQUITY SUBACCOUNT                             Seeks long-term capital appreciation by
                                                 investing primarily in U.S. common stock
   Enterprise Accumulation Trust                 of companies that meet the portfolio
   Equity Portfolio                              manager's criteria of high return on
                                                 investment capital, strong positions
                                                 within their industries, sound financial
                                                 fundamentals and management committed to
                                                 shareholder interests.
   --------------------------------------------------------------------------------------------

   GROWTH SUBACCOUNT I                           Seeks capital appreciation primarily from
                                                 investments in U.S. common stocks of large
   Enterprise Accumulation Trust                 capitalization companies. To pursue this
   Growth Portfolio                              goal the fund usually invests in companies
                                                 with long-term earnings potential but
                                                 which are currently selling at a discount
                                                 to their estimated long-term value.
   --------------------------------------------------------------------------------------------

   HIGH YIELD BOND SUBACCOUNT                    Seeks maximum current income by primarily
                                                 investing in high-yield, income-producing
   Enterprise Accumulation Trust                 U.S. corporate bonds rated B3 or better by
   High Yield Bond Portfolio                     Moody's Investors Service, Inc., or B- or
                                                 better by Standard & Poor's Corporation.
                                                 These lower rated bonds are commonly
                                                 referred to as "Junk Bonds." Bonds of this
                                                 type are considered to be speculative with
                                                 regard to the payment of interest and
                                                 return of principal. Investment in these
                                                 types of securities has special risks and
                                                 therefore, may not be suitable for all
                                                 investors. Investors should carefully
                                                 assess the risks associated with
                                                 allocating premium payments to this
                                                 Subaccount.
   --------------------------------------------------------------------------------------------

   INTERNATIONAL GROWTH SUBACCOUNT I             Seeks capital appreciation by investing
                                                 primarily in a diversified portfolio of
   Enterprise Accumulation Trust                 non-United States equity securities that
   International Growth Portfolio                the portfolio manager believes are
                                                 undervalued.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
       SUBACCOUNT, UNDERLYING MUTUAL FUND
            AND DESIGNATED PORTFOLIO                        INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   MANAGED SUBACCOUNT                            Seeks growth of capital over time by
                                                 investing in a portfolio consisting of
   Enterprise Accumulation Trust                 common stocks, bonds and cash equivalents,
   Managed Portfolio                             the percentages of which vary over time
                                                 based on the investment manager's
                                                 assessment of economic and market trends
                                                 and its perception of the relative
                                                 investment values available from such
                                                 types of securities at any given time.
   --------------------------------------------------------------------------------------------

   SMALL COMPANY GROWTH SUBACCOUNT               Seeks capital appreciation by investing
                                                 primarily in common stocks of small
   Enterprise Accumulation Trust                 capitalization companies with
   Small Company Growth Portfolio                above-average growth characteristics that
                                                 are reasonably valued.
   --------------------------------------------------------------------------------------------

   SMALL COMPANY VALUE SUBACCOUNT                Seeks maximum capital appreciation by
                                                 investing primarily in common stocks of
   Enterprise Accumulation Trust                 small capitalization companies that the
   Small Company Value Portfolio                 portfolio manager believes are undervalued
                                                 -that is the stock's market price does not
                                                 fully reflect the company's value.
   --------------------------------------------------------------------------------------------

   GROWTH SUBACCOUNT II                          Seeks capital appreciation by investing
                                                 primarily in common stocks that it
   Fidelity Variable Insurance Products Fund     believes have above- average growth
   Growth Portfolio                              potential -- that tends to be companies
                                                 with higher than average price/earnings
                                                 ratios, and with new products,
                                                 technologies, distribution channels or
                                                 other opportunities, or have a strong
                                                 industry or market position. May also
                                                 invest in foreign issuers.
   --------------------------------------------------------------------------------------------

   CONTRAFUND(R) SUBACCOUNT                      Seeks long-term capital appreciation by
                                                 investing mainly in equity securities of
   Fidelity Variable Insurance Products Fund     companies whose value is not fully
   II                                            recognized by the public -- that
   Contrafund(R) Portfolio                       typically, includes companies in
                                                 turnaround situations, companies
                                                 experiencing transitory difficulties, and
                                                 undervalued companies. May also invest in
                                                 foreign issuers.
   --------------------------------------------------------------------------------------------

   GROWTH OPPORTUNITIES SUBACCOUNT               Seeks capital growth by investing
                                                 primarily in common stocks. The manager is
   Fidelity Variable Insurance Products Fund     not constrained by any particular
   III                                           investment style, and at any given time,
   Growth Opportunities Portfolio                may tend to buy "growth" stocks, "value"
                                                 stocks, or a combination of both types.
                                                 May also invest in bonds, which may be
                                                 lower-quality debt securities and
                                                 securities of foreign issuers.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
       SUBACCOUNT, UNDERLYING MUTUAL FUND
            AND DESIGNATED PORTFOLIO                        INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   ASSET MANAGER SUBACCOUNT                      Seeks to obtain high total return with
                                                 reduced risk over the long term by
   Fidelity Variable Insurance Products Fund     allocating its assets among stocks, bonds,
   II                                            and short-term investments.
   Asset Manager Portfolio
   --------------------------------------------------------------------------------------------

   GROWTH AND INCOME SUBACCOUNT                  Seeks high total return through a
                                                 combination of current income and capital
   Fidelity Variable Insurance Products Fund     appreciation by investing a majority of
   III                                           assets in common stocks with a focus on
   Growth and Income Portfolio                   those that pay current dividends and show
                                                 potential for capital appreciation.
   --------------------------------------------------------------------------------------------

   CAPITAL APPRECIATION SUBACCOUNT               Seeks long-term growth of capital. It
                                                 pursues its objective by investing
   Janus Aspen Series                            primarily in common stocks selected for
   Capital Appreciation Portfolio                their growth potential. The portfolio may
                                                 invest in companies of any size from
                                                 larger, well-established companies to
                                                 smaller, emerging growth companies.
   --------------------------------------------------------------------------------------------

   AGGRESSIVE GROWTH SUBACCOUNT                  Seeks long-term growth of capital by
                                                 investing primarily in common stocks
   Janus Aspen Series                            selected for their growth potential by
   Aggressive Growth Portfolio                   investing at least 50% of its equity
                                                 assets in medium-sized companies with
                                                 market capitalization's falling within the
                                                 range of companies in the S&P MidCap 400
                                                 Index.
   --------------------------------------------------------------------------------------------

   FLEXIBLE INCOME SUBACCOUNT                    Seeks maximum total return, consistent
                                                 with preservation of capital by investing
   Janus Aspen Series                            in a variety of income-producing
   Flexible Income Portfolio                     securities such as corporate bonds and
                                                 notes, government securities and preferred
                                                 stock. As a fundamental policy, the
                                                 portfolio will invest at least 80% of its
                                                 assets in income-producing securities. The
                                                 portfolio may own an unlimited amount of
                                                 high-yield/high-risk securities, and these
                                                 may be a big part of the portfolio.
   --------------------------------------------------------------------------------------------

   INTERNATIONAL GROWTH SUBACCOUNT II            Seeks long-term growth of capital by
                                                 investing at least 65% of its total assets
   Janus Aspen Series                            in securities of issuers from at least
   International Growth Portfolio                five different countries, excluding the
                                                 United States. It intends to invest
                                                 substantially all of its assets in issuers
                                                 located outside the United States but may
                                                 at times invest in U.S. issuers and it may
                                                 at times invest all of its assets in fewer
                                                 than five countries or even a single
                                                 country.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
       SUBACCOUNT, UNDERLYING MUTUAL FUND
            AND DESIGNATED PORTFOLIO                        INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   WORLDWIDE GROWTH SUBACCOUNT                   Seeks long-term growth of capital in a
                                                 manner consistent with the preservation of
   Janus Aspen Series                            capital by investing primarily in common
   Worldwide Growth Portfolio                    stocks of companies of any size throughout
                                                 the world. Normally invests in issuers
                                                 from at least five different countries,
                                                 including the United States but may at
                                                 times invest in fewer than five countries
                                                 or even in a single country.
   --------------------------------------------------------------------------------------------

   GOVERNMENT SECURITIES SUBACCOUNT              Seeks to maximize income and capital
                                                 appreciation by investing in bonds, notes
   MONY Series Fund, Inc.                        and other obligations either issued or
   Government Securities Portfolio               guaranteed by the U.S. Government, its
                                                 agencies or instrumentalities, together
                                                 having a dollar weighted average maturity
                                                 of between 4 to 8 years.
   --------------------------------------------------------------------------------------------

   INTERMEDIATE TERM BOND SUBACCOUNT             Seeks to maximize income and capital
                                                 appreciation over the intermediate term by
   MONY Series Fund, Inc.                        investing in highly rated fixed-income
   Intermediate Term Bond Portfolio              securities issued by a diverse mix of
                                                 corporations, the U.S. Government and its
                                                 agencies or instrumentalities, as well as
                                                 mortgage-backed and asset-backed
                                                 securities, together having a
                                                 dollar-weighted average maturity of
                                                 between 4 and 8 years.
   --------------------------------------------------------------------------------------------

   LONG TERM BOND SUBACCOUNT                     Seeks to maximize income and capital
                                                 appreciation over the longer term by
   MONY Series Fund, Inc.                        investing in highly-rated fixed-income
   Long Term Bond Portfolio                      securities issued by a diverse mix of
                                                 corporations, the U.S. Government and its
                                                 agencies or instrumentalities, as well as
                                                 mortgage-backed and asset-backed
                                                 securities, together having a
                                                 dollar-weighted average maturity of more
                                                 than 8 years.
   --------------------------------------------------------------------------------------------

   MONEY MARKET SUBACCOUNT                       Seeks to maximize current income
                                                 consistent with preservation of capital
   MONY Series Fund, Inc.                        and maintenance of liquidity by investing
   Money Market Portfolio                        primarily in high quality short-term money
                                                 market instruments.
   --------------------------------------------------------------------------------------------

   EQUITY GROWTH SUBACCOUNT                      Seeks long-term capital appreciation by
                                                 investing primarily in growth-oriented
   The Universal Institutional Funds, Inc.       equity securities of large companies with
   Equity Growth Portfolio                       market capitalizations of $1 billion or
                                                 more.
   --------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------
       SUBACCOUNT, UNDERLYING MUTUAL FUND
            AND DESIGNATED PORTFOLIO                        INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   FIXED INCOME SUBACCOUNT                       Seeks above-average total return over a
                                                 market cycle of three to five years by
   The Universal Institutional Funds, Inc.       investing primarily in a diversified mix
   Fixed Income Portfolio                        of dollar denominated investment grade
                                                 fixed income securities, particularly U.S.
                                                 government securities, corporate bonds,
                                                 and mortgage securities. The portfolio may
                                                 invest, to a limited extent, foreign fixed
                                                 income securities.
   ----------------------------------------------------------------------------------------

   VALUE SUBACCOUNT*                             Seeks above-average total return over a
                                                 market cycle of three to five years by
   The Universal Institutional Funds, Inc.       investing primarily in common stocks of
   Value Portfolio                               companies with equity capitalizations
                                                 greater than $2.5 billion. The portfolio
                                                 focuses on stocks that are undervalued in
                                                 comparison with the stock market as a
                                                 whole, as measured by the S&P 500 Index.
   --------------------------------------------------------------------------------------------

   STRATEGIC VALUE SUBACCOUNT*                   Seeks long-term growth of capital by
                                                 investing primarily in common stocks with
   Janus Aspen Series                            the potential for long-term growth of
   Strategic Value Portfolio                     capital using a "value" approach. The
                                                 value approach emphasizes investment in
                                                 companies the portfolio manager believes
                                                 are undervalued relative to their
                                                 intrinsic worth.
   --------------------------------------------------------------------------------------------

   EQUITY INCOME SUBACCOUNT                      Seeks substantial dividend income as well
                                                 as long-term growth of capital through
   T. Rowe Price Equity Series, Inc.             investments in the common stocks of
   T. Rowe Price Equity Income Portfolio         established companies. The manager will
                                                 normally invest at least 65% of the fund's
                                                 total assets in the common stocks of
                                                 well-established companies paying above-
                                                 average dividends.
   --------------------------------------------------------------------------------------------

   NEW AMERICA GROWTH SUBACCOUNT                 Seeks long-term growth of capital by
                                                 investing primarily in the common stocks
   T. Rowe Price Equity Series, Inc.             of companies operating in sectors T. Rowe
   T. Rowe Price New America Growth Portfolio    Price believes will be the fastest growing
                                                 in the U.S.
   --------------------------------------------------------------------------------------------

   PERSONAL STRATEGY BALANCED SUBACCOUNT         Seeks the highest total return over time
                                                 consistent with an emphasis on both
   T. Rowe Price Equity Series, Inc.             capital appreciation and income by
   T. Rowe Price Personal Strategy Balanced      investing in a diversified portfolio
   Portfolio                                     typically consisting of approximately 60%
                                                 stocks, 30% bonds, and 10% money market
                                                 securities.
   --------------------------------------------------------------------------------------------


---------------


* This subaccount is only available for contracts applied for before September 26, 2000.

   --------------------------------------------------------------------------------------------
       SUBACCOUNT, UNDERLYING MUTUAL FUND
            AND DESIGNATED PORTFOLIO                        INVESTMENT OBJECTIVE
   --------------------------------------------------------------------------------------------
   LIMITED-TERM BOND SUBACCOUNT                  Seeks a high level of income consistent
                                                 with moderate fluctuation in principal
   T. Rowe Price Fixed Income Series, Inc.       value by investing at least 65% of total
   T. Rowe Price Limited-Term Bond Portfolio     assets in short- and immediate-term bonds.
                                                 At least 90% of the portfolio will consist
                                                 of investment grade bonds. The fund's
                                                 dollar-weighted average effective maturity
                                                 will not exceed five years.
   --------------------------------------------------------------------------------------------

   PRIME RESERVE SUBACCOUNT                      Seeks preservation of capital, liquidity,
                                                 and consistent with these, the highest
   T. Rowe Price Fixed Income Series, Inc.       possible current income by investing in
   T. Rowe Price Prime Reserve Portfolio         high-quality U.S. dollar-denominated money
                                                 market securities.
   --------------------------------------------------------------------------------------------

   INTERNATIONAL STOCK SUBACCOUNT                Seeks long-term growth of capital through
                                                 investment primarily in the common stocks
   T. Rowe Price International Series, Inc.      of established, non-U.S. companies. The
   T. Rowe Price International Stock             manager employs a growth style, and will
   Portfolio                                     invest in developed and emerging countries
                                                 throughout the world with a focus on large
                                                 and to a lesser extent medium-sized
                                                 companies.
   --------------------------------------------------------------------------------------------

   WORLDWIDE BOND SUBACCOUNT                     Seeks high total return - income plus
                                                 capital appreciation - by investing
   Van Eck Worldwide Insurance Trust             globally, primarily in a variety of debt
   Worldwide Bond Fund                           securities.
   --------------------------------------------------------------------------------------------

   WORLDWIDE EMERGING MARKETS SUBACCOUNT         Seeks long-term capital appreciation by
                                                 investing primarily in equity securities
   Van Eck Worldwide Insurance Trust             in emerging markets around the world. The
   Worldwide Emerging Markets Fund               fund emphasizes investment in countries
                                                 that have relatively low gross national
                                                 product per capita, as well as the
                                                 potential for rapid economic growth.
   --------------------------------------------------------------------------------------------

   WORLDWIDE HARD ASSETS SUBACCOUNT              Seeks long-term capital appreciation by
                                                 investing primarily in "hard asset
   Van Eck Worldwide Insurance Trust             securities." For the fund's purpose, "hard
   Worldwide Hard Assets Fund                    asset securities" are stocks, bonds, and
                                                 other securities of companies that derive
                                                 at least 50% of gross revenue or profit
                                                 from exploration, development, production
                                                 or distribution of precious metals,
                                                 natural resources, real estate, or
                                                 commodities. Income is a secondary
                                                 consideration.
   --------------------------------------------------------------------------------------------

                                   THE FUNDS


     The Funds (except for the Dreyfus Stock Index Fund, Janus Aspen Series Aggressive Growth, Capital Appreciation and Strategic Value Portfolios) are diversified, open-end management investment companies of the series type. Dreyfus Stock Index Fund, and Janus Aspen Series Aggressive Growth, Capital Appreciation and Strategic Value Portfolios are non-diversified, open-end management investment companies. The Funds are registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise the investments or investment policy of the Funds. Each available subaccount of MONY Variable Account L will invest only in the shares of the designated portfolio of the Funds.

MONY SERIES FUND, INC.


     MONY Series Fund, Inc. has a number of portfolios. The portfolios available to the policy owner are listed in the table below. Each of the portfolios has different investment objectives and policies. The Company is a registered investment adviser under the Investment Advisers Act of 1940. The Company, as investment adviser, paid all expenses associated with organizing the MONY Series Fund, Inc. when it was organized in 1985. Those expenses also included the costs of the initial registration of its securities. The Company, as investment adviser, currently pays the compensation of the Fund's directors, officers and employees who are affiliated in some way with the Company. The MONY Series Fund, Inc. pays for all other expenses including, for example, the calculation of the net asset value of the portfolios. To carry out its duties as investment adviser, the Company has entered into a Services Agreement with MONY to provide personnel, equipment, facilities and other services. As the investment adviser to the MONY Series Fund, Inc., the Company receives a daily investment adviser fee for each portfolio (See chart below). Fees are deducted daily and paid to the Company monthly.


--------------------------------------------------------------------------------------------
                 PORTFOLIO                                INVESTMENT ADVISORY FEE
--------------------------------------------------------------------------------------------
  GOVERNMENT SECURITIES PORTFOLIO               Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
                                                0.30% in excess of $800 million of the
                                                portfolio's aggregate average daily net
                                                assets
--------------------------------------------------------------------------------------------

  LONG TERM BOND PORTFOLIO                      Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
                                                0.30% in excess of $800 million of the
                                                portfolio's aggregate average daily net
                                                assets
--------------------------------------------------------------------------------------------

  INTERMEDIATE TERM BOND PORTFOLIO              Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million, and
                                                0.30% in excess of $800 million of the
                                                portfolio's aggregate average daily net
                                                assets
--------------------------------------------------------------------------------------------

  MONEY MARKET PORTFOLIO                        Annual rate of 0.40% of the first $400
                                                million, 0.35% of the next $400 million, and
                                                0.30% of assets in excess of $800 million of
                                                the portfolio's aggregate average daily net
                                                assets.
--------------------------------------------------------------------------------------------

ENTERPRISE ACCUMULATION TRUST


     Enterprise Accumulation Trust has a number of portfolios, the table below lists those currently available to be purchased by subaccounts available to the policy owner. Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly owned subsidiary of the Company, is the investment adviser of Enterprise Accumulation Trust. Enterprise Capital is responsible for the overall management of the portfolios, including meeting the investment objectives and policies of the portfolios. Enterprise Capital contracts with sub-investment advisers to assist in managing the portfolios. For information on the sub-advisers for each portfolio, see the Enterprise Accumulation Trust prospectus included in this Prospectus Portfolio, Volume II -- Underlying Funds. Enterprise Accumulation Trust pays an investment advisory fee to Enterprise Capital which in turn pays the sub-investment advisers. Fees are deducted daily and paid to

Enterprise Capital on a monthly basis. The daily investment adviser fees and sub-investment adviser fees for each portfolio are shown in the chart below.


------------------------------------------------------------------------------------------------------
PORTFOLIO AND INVESTMENT SUB-ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  EQUITY PORTFOLIO                    Annual rate of 0.80% of the     Annual rate of 0.40% up to
                                      first $400 million, 0.75% of    $1 billion, and 0.30% in
  TCW Investment Management Company   the next $400 million and       excess of $1 billion of the
  is the sub-investment adviser.      0.70% in excess of $800         portfolio's average daily
                                      million of the average daily    net assets.
                                      net assets.
------------------------------------------------------------------------------------------------------

  MANAGED PORTFOLIO                   Annual rate of 0.80% of the     Wellington Management
                                      first $400 million, 0.75% of    Company's fee for the assets
  Wellington Management Company, LLP  the next $400 million and       of the portfolio it manages
  and Sanford C. Bernstein & Co. are  0.70% in excess of $800         is an annual rate of 0.40%
  the sub-investment advisers.        million of the average daily    up to $500 million, 0.35% of
                                      net assets.                     the next $500 million, 0.30%
                                                                      of the next $1 billion, and
                                                                      0.25% in excess of $2
                                                                      billion of the portfolio's
                                                                      aggregate average daily net
                                                                      assets. Sanford C. Bernstein
                                                                      & Co., Inc.'s fee for the
                                                                      assets of the portfolio it
                                                                      manages is an annual rate of
                                                                      0.40% up to $10 million,
                                                                      0.30% from $10 million to
                                                                      $50 million, 0.20% from $50
                                                                      million to $100 million, and
                                                                      0.10% in excess of $100
                                                                      million of the portfolio's
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------

  SMALL COMPANY VALUE PORTFOLIO       Annual rate of 0.80% of the     Annual rate of 0.40% of the
                                      first $400 million, 0.75% of    first $1 billion and 0.30%
  Gabelli Asset Management Company    the next $400 million and       in excess of $1 billion of
  is the sub-investment adviser.      0.70% in excess of $800         the portfolio's average
                                      million of the average daily    daily net assets.
                                      net assets.
------------------------------------------------------------------------------------------------------

  INTERNATIONAL GROWTH PORTFOLIO      Annual rate of 0.85% of the     Annual rate of 0.40% of the
                                      average daily net assets.       first $100 million, 0.35% of
  Vontobel USA Inc. is the                                            $100 million to $200
  sub-investment adviser.                                             million, 0.30% of $200
                                                                      million to $500 million and
                                                                      0.25% in excess of $500
                                                                      million of the portfolio's
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
PORTFOLIO AND INVESTMENT SUB-ADVISER     INVESTMENT ADVISER FEE        SUB-INVESTMENT ADVISER FEE
------------------------------------------------------------------------------------------------------
  HIGH YIELD BOND PORTFOLIO           Annual rate of 0.60% of the     Annual rate of 0.30% of the
                                      average daily net assets.       first $100 million and 0.25%
  Caywood-Scholl Capital Management                                   in excess of $100 million of
  is the sub-investment adviser.                                      the portfolio's average
                                                                      daily net assets.
------------------------------------------------------------------------------------------------------

  GROWTH PORTFOLIO                    Annual rate of 0.75% of the     Annual rate of 0.30% up to
                                      average daily net assets.       $1 billion and 0.20% in
  Montag & Caldwell, Inc. is the                                      excess of $1 billion of the
  sub-investment adviser.                                             portfolio's average daily
                                                                      net assets.
------------------------------------------------------------------------------------------------------

  SMALL COMPANY GROWTH PORTFOLIO      Annual rate of 1.00% of the     Annual rate of 0.65% of the
                                      daily net assets.               first $50 million, 0.55% of
  William D. Witter, Inc. is the                                      the next $50 million and
  sub-investment adviser.                                             0.45% in excess of $100
                                                                      million of the portfolio's
                                                                      average daily net assets.
------------------------------------------------------------------------------------------------------

T. ROWE PRICE EQUITY SERIES, INC.
T. ROWE PRICE FIXED INCOME SERIES, INC.


     T. Rowe Price Equity Series, Inc. has a number of portfolios. The table below lists the portfolios that can be purchased by subaccounts available to the policy owner. T. Rowe Price Fixed Income Series, Inc. has two portfolios, the shares of which can be purchased by subaccounts available to the policy owner.
T. Rowe Price Associates, Inc. acts as the investment manager of T. Rowe Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc. Fees are deducted daily and paid to T. Rowe Price Associates, Inc. on a monthly basis. Management fees include operating expenses. The daily investment adviser fees for each portfolio are shown in the table below.


   ------------------------------------------------------------------------------------------
                    PORTFOLIO                               INVESTMENT ADVISER FEE
   ------------------------------------------------------------------------------------------
   T. Rowe Price Equity Series, Inc.              Annual rate of 0.85% of the portfolio's
   T. Rowe Price Equity Income Portfolio          average daily net assets.
   ------------------------------------------------------------------------------------------
   T. Rowe Price Equity Series, Inc.              Annual rate of 0.85% of the portfolio's
   T. Rowe Price New America Growth Portfolio     average daily net assets.
   ------------------------------------------------------------------------------------------
   T. Rowe Price Equity Series Inc.               Annual rate of 0.90% of the portfolio's
   T. Rowe Price Personal Strategy Balanced       average daily net assets.
   Portfolio
   ------------------------------------------------------------------------------------------
   T. Rowe Price Fixed Income Series, Inc.        Annual rate of 0.70% of the portfolio's
   T. Rowe Price Limited Term Bond Portfolio      average daily net assets.
   ------------------------------------------------------------------------------------------
   T. Rowe Price Fixed Income Series, Inc.        Annual rate of 0.55% of the portfolio's
   T. Rowe Price Prime Reserve Portfolio          average daily net assets.
   ------------------------------------------------------------------------------------------

T. ROWE PRICE INTERNATIONAL SERIES, INC.

     The International Stock Portfolio of T. Rowe Price International Series, Inc. can be purchased by subaccounts available to the policy owner. Rowe Price-Fleming International, Inc., an affiliate of T. Rowe Price Associates, Inc., acts as the investment manager of T. Rowe Equity International Series, Inc. Fees are deducted daily and paid to Rowe Price-Fleming International, Inc. on a monthly basis. Management fees include operating expenses. The daily investment adviser fees for the portfolio are shown in the table below.

   ------------------------------------------------------------------------------------------
                    PORTFOLIO                               INVESTMENT ADVISER FEE
   ------------------------------------------------------------------------------------------
   T. Rowe Price International Stock Portfolio    Annual rate of 1.05% of the portfolio's
                                                  average daily net assets.
   ------------------------------------------------------------------------------------------

VAN ECK WORLDWIDE INSURANCE TRUST


     Van Eck Worldwide Insurance Trust has a number of portfolios. The table below lists the portfolios currently available to be purchased by subaccounts available to the policy owner. Van Eck Associates Corporation, is the investment manager of Worldwide Insurance Trust. Van Eck Worldwide Insurance Trust pays an investment advisory fee to Van Eck Associates Corporation. Fees are deducted daily and paid to Van Eck Associates Corporation on a monthly basis. The daily investment adviser fees for each portfolio are shown in the chart below.


   ------------------------------------------------------------------------------------------
                    PORTFOLIO                               INVESTMENT ADVISER FEE
   ------------------------------------------------------------------------------------------
   WORLDWIDE BOND FUND                            Annual rate of 1.00% of the first $500
                                                  million, .90% of the next $250 million, and
                                                  .70% in excess of $750 million of the
                                                  portfolio's aggregate average daily net
                                                  assets.
   ------------------------------------------------------------------------------------------

   WORLDWIDE HARD ASSETS FUND                     Annual rate of 1.00% of the first $500
                                                  million, .90% of the next $250 million, and
                                                  .70% in excess of $750 million of the
                                                  portfolio's aggregate average daily net
                                                  assets.
   ------------------------------------------------------------------------------------------

   WORLDWIDE EMERGING MARKETS FUND                Annual rate of 1.00% of the portfolio's
                                                  aggregate average daily net assets.
   ------------------------------------------------------------------------------------------

DREYFUS VARIABLE INVESTMENT FUND
THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
DREYFUS STOCK INDEX FUND


     Dreyfus Variable Investment Fund has a number of portfolios. The table below lists the portfolios that are currently available to be purchased by subaccounts available to the policy owner. The Dreyfus Corporation, is the investment adviser of the Dreyfus Variable Investment Fund, the Dreyfus Stock Index Fund and The Dreyfus Socially Responsible Growth Fund, Inc. As described below, The Dreyfus Corporation contracts with sub-investment advisers to assist in managing some of the portfolios as noted below. Fees are deducted on a monthly basis. The daily investment adviser fees and sub-investment adviser fees for each portfolio are shown in the chart below.



   ------------------------------------------------------------------------------------------------------
   PORTFOLIO AND INVESTMENT SUB-ADVISER      INVESTMENT ADVISER FEE       SUB-INVESTMENT ADVISER FEE
   ------------------------------------------------------------------------------------------------------
   DREYFUS VARIABLE INVESTMENT FUND        Annual rate of 0.75% of the    The Dreyfus Corporation
   APPRECIATION PORTFOLIO                  portfolio's average daily      pays the sub-investment
                                           net assets.                    adviser an annual rate of
   Fayez Sarofim & Co.                                                    0.20% up to $150 million,
                                                                          0.25% from next $150
                                                                          million to $300 million,
                                                                          and 0.375% of $300 million
                                                                          or more of the portfolio's
                                                                          average daily net assets.
   ------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------
   PORTFOLIO AND INVESTMENT SUB-ADVISER      INVESTMENT ADVISER FEE       SUB-INVESTMENT ADVISER FEE
   ------------------------------------------------------------------------------------------------------
   DREYFUS VARIABLE INVESTMENT FUND        Annual rate of 0.75% of the    Not Applicable
   SMALL COMPANY STOCK PORTFOLIO           portfolio's average daily
                                           net assets.
   None
   ------------------------------------------------------------------------------------------------------

   THE DREYFUS SOCIALLY RESPONSIBLE        Annual rate of 0.75% of the    The Dreyfus Corporation
   GROWTH FUND, INC.                       portfolio's average daily      pays the sub-investment
                                           net assets.                    adviser an Annual rate of
   NCM Capital Management Group, Inc.                                     0.10% of the first $32
                                                                          million, 0.15% in excess of
                                                                          $32 million up to $150
                                                                          million, 0.20% in excess of
                                                                          $150 million up to $300
                                                                          million, 0.25% in excess of
                                                                          $300 million of the
                                                                          portfolio's average daily
                                                                          net assets.
   ------------------------------------------------------------------------------------------------------
   DREYFUS STOCK INDEX FUND                Annual rate of 0.245% of       The Dreyfus Corporation
                                           the portfolio's average        pays the sub-investment
   Mellon Equity Associates                daily net assets.              adviser an annual rate of
                                                                          0.095% of the portfolio's
                                                                          average daily net assets.
   ------------------------------------------------------------------------------------------------------

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.


     The table below lists the Universal Institutional Funds, Inc. portfolios that can be purchased by subaccounts available to the policy owner. Fees are deducted daily and paid to the investment adviser on a quarterly basis. The investment adviser and daily investment adviser fees for each portfolio are shown in the chart below.


   ---------------------------------------------------------------------------------------------
            PORTFOLIO                 INVESTMENT ADVISER           INVESTMENT ADVISER FEE
   ---------------------------------------------------------------------------------------------
   FIXED INCOME PORTFOLIO         Miller Anderson & Sherrerd,    Annual rate of 0.40% of the
                                  LLP                            first $500 million, 0.35%
                                                                 in excess of $500 million
                                                                 up to $1 billion, 0.30% in
                                                                 excess of $1 billion of the
                                                                 portfolio's average daily
                                                                 net assets.
   ---------------------------------------------------------------------------------------------
   VALUE PORTFOLIO                Miller Anderson & Sherrerd,    Annual rate of 0.55% of the
                                  LLP                            first $500 million, 0.50%
                                                                 in excess of $500 million
                                                                 up to $1 billion, 0.45% in
                                                                 excess of $1 billion of the
                                                                 portfolio's average daily
                                                                 net assets.
   ---------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------
            PORTFOLIO                 INVESTMENT ADVISER           INVESTMENT ADVISER FEE
   ---------------------------------------------------------------------------------------------
   EQUITY GROWTH PORTFOLIO        Morgan Stanley Dean Witter     Annual rate of 0.55% of the
                                  Investment Management Inc.     first $500 million, 0.50%
                                                                 in excess of $500 million
                                                                 up to $1 billion, 0.45% in
                                                                 excess of $1 billion of the
                                                                 portfolio's average daily
                                                                 net assets.
   ---------------------------------------------------------------------------------------------

FIDELITY VARIABLE INSURANCE PRODUCTS FUND -- INITIAL CLASS -- GROWTH PORTFOLIO FIDELITY VARIABLE INSURANCE PRODUCTS FUND II -- INITIAL CLASS -- CONTRAFUND(R) PORTFOLIO; ASSET MANAGER PORTFOLIO
FIDELITY VARIABLE INSURANCE PRODUCTS FUND III -- INITIAL CLASS -- GROWTH OPPORTUNITIES PORTFOLIO; GROWTH AND INCOME PORTFOLIO


     The table below lists the portfolios from each of three Fidelity Funds that can be purchased by subaccounts available to you. Fidelity Management & Research ("FMR") is each Fund's investment manager. As the manager, FMR is responsible for choosing investments for the funds and handling the Funds' business affairs. Affiliates assist FMR with foreign investments. The daily investment adviser fees are shown in the table below.


   ------------------------------------------------------------------------------------------------------
          PORTFOLIO AND SUB-INVESTMENT ADVISERS                     INVESTMENT ADVISER FEE
   ------------------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND -- GROWTH    The fee is calculated by adding a group fee
   PORTFOLIO                                              rate to an individual fee rate, dividing by
                                                          twelve, and multiplying the result by the
                                                          Fund's average net assets throughout the
                                                          month. The group fee rate is based on the
                                                          average net assets of all the mutual funds
                                                          advised by FMR. This group rate cannot rise
                                                          above 0.52% for this Fund, and it drops as
                                                          total assets under management increase. The
                                                          individual fee rate for this fund is 0.30%
                                                          of the Fund's average net assets.
   ------------------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND              The fee is calculated by adding a group fee
   II -- CONTRAFUND(R) PORTFOLIO                          rate to an individual fee rate, dividing by
   Fidelity Management & Research (U.K.) Inc. and         twelve, and multiplying the result by the
   Fidelity Management & Research Far East Inc. are       Fund's average net assets throughout the
   the sub-investment advisers.                           month. The group fee rate is based on the
                                                          average net assets of all the mutual funds
                                                          advised by FMR. This group rate cannot rise
                                                          above 0.52% for this Fund, and it drops as
                                                          total assets under management increase. The
                                                          individual fee rate for this Fund is 0.30%
                                                          of the Fund's average net assets.
   ------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------
          PORTFOLIO AND SUB-INVESTMENT ADVISERS                     INVESTMENT ADVISER FEE
   ------------------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND              The fee is calculated by adding a group fee
   II -- ASSET MANAGER PORTFOLIO                          rate to an individual fee rate, dividing by
                                                          twelve, and multiplying the result by the
   Fidelity Management & Research (U.K.) Inc.             Fund's average net assets throughout the
   Fidelity Management & Research Far East Inc.           month. The group fee rate is based on the
   Fidelity Investments Money Management, Inc.            average net assets of all the mutual funds
                                                          advised by FMR. This group rate cannot rise
                                                          above 0.52% for this Fund, and it drops as
                                                          total assets under management increase. The
                                                          individual fee rate for this Fund is 0.25%
                                                          of the Fund's average net assets.
   ------------------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND              The fee is calculated by adding a group fee
   III -- GROWTH AND INCOME PORTFOLIO                     rate to an individual fee rate, dividing by
                                                          twelve, and multiplying the result by the
   Fidelity Management & Research (U.K.) Inc.             Fund's average net assets throughout the
   Fidelity Management & Research Far East Inc.           month. The group fee rate is based on the
                                                          average net assets of all the mutual funds
                                                          advised by FMR. This group rate cannot rise
                                                          above 0.52% for this Fund, and it drops as
                                                          total assets under management increase. The
                                                          individual fee rate for this Fund is 0.20%
                                                          of the Fund's average net assets.
   ------------------------------------------------------------------------------------------------------
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND              The fee is calculated by adding a group fee
   III -- GROWTH OPPORTUNITIES PORTFOLIO                  rate to an individual fee rate, dividing by
   Fidelity Management & Research (U.K.) Inc. and         twelve, and multiplying the result by the
   Fidelity Management & Research Far East Inc. are       fund's average net assets throughout the
   the sub-investment advisers                            month. The group fee rate is based on the
                                                          average net assets of all the mutual funds
                                                          advised by FMR. This group rate cannot rise
                                                          above 0.52% for this fund, and it drops as
                                                          total assets under management increase. The
                                                          individual fee rate for this fund is 0.30%
                                                          of the fund's average net assets.
   ------------------------------------------------------------------------------------------------------


JANUS ASPEN SERIES


     Janus Aspen Series has several portfolios. The shares of the portfolios in the table below can be purchased by the subaccounts available to you. Janus Capital is the investment adviser to each of the portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the portfolios. The daily investment advisory fee for each portfolio is shown in the table below.


   ------------------------------------------------------------------------------------------------------
                        PORTFOLIO                                   INVESTMENT ADVISER FEE
   ------------------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES AGGRESSIVE GROWTH PORTFOLIO         Annual rate of 0.65% of the portfolio's
                                                          average daily net assets.
   ------------------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES FLEXIBLE INCOME PORTFOLIO           Annual rate of 0.65% of the first $300
                                                          million, 0.55% over $300 million of the
                                                          portfolio's average daily net assets.
   ------------------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES INTERNATIONAL GROWTH PORTFOLIO      Annual rate of 0.65% of the portfolio's
                                                          average daily net assets.
   ------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------
                        PORTFOLIO                                   INVESTMENT ADVISER FEE
   ------------------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO          Annual rate of 0.65% of the portfolio's
                                                          average daily net assets.
   ------------------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES CAPITAL APPRECIATION PORTFOLIO      Annual rate of 0.65% of the portfolio's
                                                          average daily net assets.
   ------------------------------------------------------------------------------------------------------
   JANUS ASPEN SERIES STRATEGIC VALUE PORTFOLIO           Annual rate of 0.65% of the portfolio's
                                                          average daily net assess.
   ------------------------------------------------------------------------------------------------------


     The investment objectives of all portfolios (except the Janus portfolios) purchased by the subaccounts are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the affected portfolio. For each of the Funds this means the lesser of (1) 67% of the portfolio shares represented at a meeting at which more than 50% of the outstanding portfolio shares are represented or (2) more than 50% of the outstanding portfolio shares. The investment objectives of the Janus portfolios purchased by the corresponding subaccounts are non-fundamental and may be changed by the Fund's Trustees without a shareholder vote.

PURCHASE OF PORTFOLIO SHARES BY MONY AMERICA VARIABLE ACCOUNT L

     The Company purchases shares of each portfolio for the corresponding sub-account at net asset value, i.e. without a sales load. Generally, all dividends and capital gains distributions received from a portfolio are automatically reinvested in the portfolio at net asset value. The Company, on behalf of MONY America Variable Account L, may elect not to reinvest dividends and capital gains distributions. The Company redeems Fund shares at net asset value to make payments under the Policies.

     Fund shares are offered only to insurance company separate accounts. The insurance companies may or may not be affiliated with the Company or with each other. This is called "shared funding." Shares may also be sold to separate accounts to serve as the underlying investments for variable life insurance policies, variable annuity policies and qualified plans. This is called "mixed funding." Currently, the Company does not foresee any disadvantages to policy owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices.

     The investment objectives of each portfolio are substantially similar to the investment objectives of the subaccount which purchases shares of that portfolio. A summary of the investment objective of each of the subaccounts available to you is found in the table on pages 17-23. No portfolio can assure you that its objective will be achieved. You will find more detailed information in the prospectus of each Fund that you received with this prospectus. The Funds' prospectuses include information on the risks of each portfolio's investments and investment techniques.

        THE FUNDS' PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE
                        READ CAREFULLY BEFORE INVESTING

                     DETAILED INFORMATION ABOUT THE POLICY

     The Account Value in MONY America Variable Account L and the Guaranteed Interest Account provide many of the benefits of the policy. The information in this section describes the benefits, features, charges, and other major provisions of the policies and the extent to which those benefits depend upon the Account Value.

APPLICATION FOR A POLICY

     The policy design meets the needs of individuals and corporations that wish to purchase life insurance benefits on the lives of key employees, members of the employer's board of directors, certain selected independent contractors, or certain selected highly compensated employees. The policy may be sold together with other related policies forming a case. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of MONY Securities Corporation ("MSC"). The licensed agent submits the application to the Company. The policy may also be sold through other broker-dealers authorized under the law and by MSC. A policy can be issued on the life of an insured not less than 18 years of age and up to and including 80 years of age with evidence of insurability that satisfies the Company. The age of the insured is the age on his or her birthday nearest the date of the policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.

     The minimum Target Death Benefit is generally $100,000. The minimum Specified Amount you may apply for is $100,000. The Specified Amount may be reduced to $50,000 if at least $50,000 amount of Term Insurance Rider is added to the policy. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount and Target Death Benefit at issue for subsequently issued policies.

     Each policy is issued with a policy date. The policy date is used to determine the policy months and years, and policy monthly, quarterly, semi-annual and annual anniversaries. The policy date is stated on page 1 of the policy. The policy date will normally be the later of (1) the date that delivery of the policy is authorized by the Company ("Policy Release Date"), or (2) the policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.

  Temporary Insurance Coverage


     A Life Insurance Binder Agreement is available for use as a receipt of premium and to effect coverage prior to the issuance of any policies. It is designated to provide a specific amount of coverage for a limited period of time. Typically, this coverage will not exceed $1,000,000 nor will it usually extend beyond 90 days.



  Initial Premium Payment



     Once the application is approved and the policy owner is issued a policy, the balance of the first scheduled premium payment is payable. The scheduled premium payment specified in your policy must be paid in full when your policy is delivered. Your policy is effective the later of (1) acceptance and payment of the scheduled premium payment, or (2) the policy date requested in the application. If you do not request a policy date or if the policy date you request is earlier than the Policy Release Date, any premium balance remitted by you will be transferred to the Money Market Subaccount or the general account of the company or the subaccounts you designated in your application (depending upon the state in which your contract is issued) until the Right to Return Policy Period has ended. The amount transferred would include amounts in the general account under the Binder Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a policy date which is later than the Policy Release Date, premium will be held in the general account until the policy date. On the Policy Date, premiums will be transferred to the Money Market Subaccount or the general account of the company or the subaccounts you designated in your application (depending upon the state in which your contract is issued) until the Right to Return

Policy Period ends. When the Right to Return Policy Period ends, the premium transferred to the general account, plus any interest credited by the Company, is allocated to the subaccounts of MONY America Variable Account L or the Guaranteed Interest Account pursuant to your instructions. Interest will be credited annually from the later of the Policy Date and the Valuation Date that coincides with or next follows the date the premium is received by the Company. Premiums allocated to the general account will be credited with the LIBOR Rate. Annual credits can be less than, equal to or greater than the LIBOR Rate. In states where the premium is allocated to any of the subaccounts, the payment amount will increase or decrease in value based on the investment experience of the applicable subaccount. (See "Right to Examine a Policy -- Right to Return Policy Period," page 34.)


  Policy Date


     The Company may approve the backdating of a policy. However, the policy may be backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be advantageous if it lowers the insured's issue age and results in lower cost of insurance rates. If the policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the policy date is backdated (excluding mortality and expense charge).


  Risk Classification

     Insureds are assigned to underwriting (risk) classes. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of any proposed insured that does not meet the Company's guaranteed issue standards. The Company may use guaranteed issue underwriting when it is considered appropriate.

RIGHT TO EXAMINE A POLICY -- RIGHT TO RETURN POLICY PERIOD

     The Right to Return Policy Period follows the application for a policy and its issuance to the policy owner. The period runs to the latest of:

          (a) 45 days after Part I of the application is signed, or

          (b) 10 days (or longer in certain states) after the policy owner receives the policy, or

          (c) 10 days after the Company mails or personally delivers a notice of withdrawal right to the policy owner.


     During this period, the policy owner may cancel the policy.


PREMIUMS

     The policy is a flexible premium policy. The policy provides considerable flexibility to the policy owner to determine the amount and frequency of premium payments.

  Case Premiums

     Generally, to issue a policy, the Company requires the premiums for the first policy year for the policy or policies representing a case to equal or exceed $100,000. The Company may, in its sole discretion, allow a reduced minimum case premium where the Company's rules for exceptions are met.

  Premium Flexibility

     The Company requires you to pay an amount equal to at least one fourth of the Minimum Annual Premium to put the policy in effect. If the policy owner wants to pay premiums less often than annually, the premium required to put the policy in effect is equal to the lesser of:

          (a) The Minimum Annual Premium divided by the frequency of the scheduled premium payments, or

          (b) 25% of the Minimum Annual Premium.

     This Minimum Annual Premium will be based upon:

     (1) The policy's Specified Amount,

     (2) Any riders added to the policy, and

     (3) The insured's

          (a) Age,

          (b) Smoking status,

          (c) Gender (unless unisex cost of insurance rates apply, see "Deductions from Account Value-Cost of Insurance," page 52), and

          (d) Underwriting class.

     The Minimum Annual Premium will be shown in the policy. Thereafter, subject to the limitations described below, the policy owner may choose the amount and frequency of premium payments to reflect varying financial conditions.

  Scheduled Premiums


     When applying for a policy, a policy owner determines a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. Each policy owner will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual, quarterly or monthly basis, at the policy owner's option. After the Minimum Annual Premium has been paid, the minimum scheduled premium for any policy is $100. Although reminder notices will be sent, the policy owner may not be required to pay scheduled premium payments.


     Payment of the scheduled premium payments will not guarantee that your policy will remain in effect. (See "Grace Period and Lapse" in the Summary and on page 48.)

CHOICE OF DEFINITION OF LIFE INSURANCE


     When applying for the policy, the policy owner will choose one of two tests to apply to the policy for compliance with the Federal tax law definition of life insurance. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. The Death Benefit Percentage applied to the policy varies according to the definition of life insurance chosen. See "Federal Income Tax Considerations -- Definition of Life Insurance," on page 55.


GUARANTEED DEATH BENEFIT

     Generally, the policy remains in effect so long as the Account Value less Outstanding Debt is sufficient to pay the charges that maintain the policy. The charges that maintain the policy are deducted monthly from the Account Value. The Account Value of the policy is affected by:

     (1) The investment experience of any amounts in the subaccounts of MONY America variable Account L,

     (2) The interest earned in the Guaranteed Interest Account, and

     (3) The deduction from Account Value of the various charges, costs, and expenses imposed by the policy provisions.

     This in turn affects the length of time the policy remains in effect without the payment of additional premiums. See "Grace Period and Lapse," page 48.

     When the policy owner applies for a policy, the policy owner will be able to choose the Guaranteed Death Benefit Rider. The Rider may extend the period that the Specified Amount of the policy and certain other rider coverages will remain in effect if the subaccounts suffer adverse investment experience. See "Guaranteed Death Benefit Rider," page 41.

  Modified Endowment Contracts

     The amount, frequency and period of time over which the policy owner pays premiums may affect whether the policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance policy subject to different tax treatment than that given to a conventional life insurance policy. The difference in tax treatment occurs when the policy owner takes certain pre-death distributions from the policy. See "Federal Income Tax Considerations -- Modified Endowment Contracts," page 57.

  Unscheduled Premium Payments

     Generally, the policy owner may make premium payments at any time and in any amount as long as each payment is at least $250. However, if the premium payment the policy owner wishes to make exceeds the Scheduled Premium payments for the policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the policy's death benefit equals a policy owner's cash value multiplied by a death benefit percentage as a result of the Federal income tax law definition of life insurance. See "Death Benefits Under the Policy," page 36 and "Federal Income Tax Considerations -- Definition of Life Insurance," page 55. However, such a premium may be accepted if satisfactory evidence of insurability is provided. If satisfactory evidence of insurability is not received, the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to the policy owner if it would exceed the maximum premium limitations prescribed by the Federal income tax law definition of life insurance.

     Payments the policy owner sends to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless the policy owner requests otherwise. If the policy owner requests that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be applied to the Account Value. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

  Premium Payments Affect the Continuation of the Policy

     If the policy owner skips or stops paying premiums, the policy will continue in effect until the Account Value less any Outstanding Debt can no longer cover (1) the monthly deductions from the Account Value for the policy, and (2) the charges for any optional insurance benefits added by rider. See "Grace Period and Lapse." page 48.

     The policy owner's Specified Amount is guaranteed to remain in effect as long as a Guaranteed Death Benefit Rider is in effect. See "Guaranteed Death Benefit Rider," on page 41.

ALLOCATION OF NET PREMIUMS


     Net premiums may be allocated to any number of the 37 available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 1% of a net premium. Allocation percentages must sum to 100%.

     The Policy owner may change the allocation of net premiums at any time by submitting a proper written request to our Customer Service Center at 1 MONY Plaza, Syracuse, New York, 13202. The revised allocation percentages will be effective within seven days from receipt of notification.


     Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 1% limit on allocation percentages does not apply.


DEATH BENEFITS UNDER THE POLICY


     When the policy is issued, the Company will determine the initial amount of insurance based on the instructions provided in the application. The death benefit consists of a "Specified Amount" of insurance coverage and, if desired, an additional amount of insurance coverage which is added by Term Insurance Rider. The amount of the Term Insurance Rider is defined by the Target Death Benefit. The Specified Amount is level until the Maturity Date unless changed by the policy owner. The Target Death Benefit can be scheduled at issue in level or increasing amounts over the lifetime of the insured. The minimum Target Death Benefit is generally $100,000. The minimum Specified Amount is $100,000, although the Specified Amount may be reduced to $50,000 if at least $50,000 of Term Insurance Rider is added to the Policy. The Target Death Benefit and the Specified Amount will be shown on the specifications page of the policy.


     As described below, over time the Base Death Benefit may vary from the Specified Amount. This may result from:

          (1) The operation of a death benefit Option,

          (2) Increases to comply with the Federal income tax law definition of life insurance,

          (3) Changes in the death benefit Option, or

          (4) Increases or decreases requested by the policy owner.

     The Term Insurance Rider provides term insurance coverage which adjusts automatically to equal the difference between the Target Death Benefit and the Base Death Benefit. The Term Insurance Rider does not have a separate premium; the cost is included in the monthly deductions discussed below. See "Term Insurance Rider," page 42.

     As long as the Policy remains in effect, the Company will, upon proof of the death of an Insured, pay the death benefit proceeds to the named beneficiary. Death benefit proceeds will consist of:

          (1) The Base Death Benefit under the policy, plus

          (2) Any amount provided by the Term Insurance Rider, less

          (3) Any Outstanding Debt (and, if in the Grace Period, further reduced by any overdue charges).

     Death benefit proceeds may be paid to a Beneficiary in a lump sum or under a payment plan offered under the Policy. The Policy should be consulted for details.

DEATH BENEFIT OPTIONS

     Each policy owner may select one of two death benefit Options: Option 1 or Option 2. Generally, the policy owner designates the death benefit option in the application. If no option is designated, the Company assumes Option 2 has been selected. Subject to certain restrictions, you can change the death benefit option selected. As long as the policy is in effect, the death benefit under either option will never be less than the Specified Amount of the policy.

     Option 1 -- The Base Death Benefit equals the greater of:

          (a) The Specified Amount plus any increase in Account Value since the last monthly anniversary, or

          (b) The Cash Value multiplied by a death benefit percentage.

          The death benefit percentages vary according to the age of the insured and will be at least equal to the percentage defined in the Internal Revenue Code. The Internal Revenue Code addresses the definition of a life insurance policy for tax purposes. See "Federal Income Tax
     Considerations -- Definition of Life Insurance," page 55. The death benefit percentage is 250% for insureds 40 or under, and it declines for older insureds. A table showing the death benefit percentages is in Appendix A to this prospectus and in your policy. If you seek to have favorable investment performance reflected in increasing Account Value, and not in increasing insurance coverage, you should choose Option 1.

     Option 2 -- The death benefit equals the greater of:

          (a) The Specified Amount of the policy, plus the Account Value, or

          (b) The Cash Value multiplied by a death benefit percentage.

          The Account Value used in these calculations is determined as of the date of the insured's death. The death benefit percentage is the same as that used for Option 1 and is stated in Appendices A or B. The death benefit in Option 2 will always vary as Account Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option 2.

     In addition, the policy owner has the option at issue to select an alternate Death Benefit Percentage. The alternate Death Benefit Percentage may produce a higher Base Death Benefit amount beginning the later of the Insured's age 55 or 10 years following policy issue. This alternate Death Benefit Percentage grades back to the Federal income tax law Death Benefit Percentage at the Maturity Date. Use of the alternate Death Benefit Percentage results in a higher ratio of Base Death Benefit to Account Value than that resulting from the use of the IRS' Death Benefit Percentage beginning the later of the Insured's age 55 or 10 years following Policy issue. This higher percentage then gradually reduces until, by the Maturity Date, it is equal to the ratio produced by the use of the IRS' Death Benefit Percentage. Although use of the alternate Death Benefit Percentage results in a higher Base Death Benefit than the IRS' Death Benefit Percentage, this higher Base Death Benefit results in higher cost of insurance charges which has the effect of reducing the Account Value and consequently future Base Death Benefits. The election of the alternate Death Benefit Percentage may be eliminated at any time; once eliminated, it cannot be reinstated. (See Appendix B, E, and F for alternate death benefit percentages.)

  Changes in Death Benefit Option

     The policy owner may request that the death benefit option under your policy be changed from Option 1 to Option 2, or Option 2 to Option 1. The policy owner may make a change by sending a written request to the Company's administrative office. A change from Option 2 to Option 1 is made without providing evidence of insurability. A change from Option 1 to Option 2 will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary after the change is accepted by the Company.

     If you change from Option 1 to Option 2 your policy's Specified Amount is reduced by the amount of the policy's Account Value at the date of the change. This maintains the Base Death Benefit payable under Option 2 at the amount that would have been payable under Option 1 immediately prior to the change. The total Base Death Benefit will not change immediately. The change to Option 2 will affect the determination of the Base Death Benefit from that point on. As of the date of the change, the Account Value will be added to the new Specified Amount. The death benefit will then vary with the Account Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

     If you change from Option 2 to Option 1, the Specified Amount of the policy will be increased by the amount of the policy's Account Value at the date of the change. This maintains the Base Death Benefit payable under Option 1 at the amount that would have been payable under Option 2 immediately prior to the change. The total Base Death Benefit will not change immediately. The change to Option 1 will affect the determination of the Base Death Benefit from that point on. The change to Option 1 will generally reduce the death benefit payable in the future.

     Increases in the Specified Amount resulting from a change in death benefit Option do not create new coverage segments. They increase the size of the oldest coverage segments of the Specified Amount. Therefore, cost of insurance and other charges are not computed separately for increases resulting from a death benefit Option change.

     Decreases due to a death benefit Option change will not reduce the Target Death Benefit but may reduce the Specified Amount. Any decrease associated with an Option change will maintain the net amount at risk for each coverage layer at the time of the change.

     A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the Base Death Benefit exceeds Account Value. See "Deductions from Account Value-Cost of Insurance," page 52. If the policy's Base Death Benefit is not based on the death benefit percentage under Option 1 or 2, changing from Option 2 to Option 1 will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Option 1 to Option 2 will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured's age.

CHANGES IN DEATH BENEFIT AMOUNTS

     The policy owner may increase or decrease the Target Death Benefit subject to Company approval. The Target Death Benefit is the Specified Amount plus the benefit amount of the Term Insurance Rider. Increases or decreases in the Target Death Benefit can be done on a scheduled or unscheduled basis.

  Scheduled Increases in Target Death Benefits

     Increases to the Target Death Benefit may be scheduled:

        (1) At the time of application for the Policy, or

        (2) At the time of the application for an unscheduled increase.


Scheduled increases will be effective on the requested date. A scheduled increase may only be made by increasing the amount of the Term Insurance Rider. Since these increases are scheduled at issue, evidence of insurability will not be required at the time the increase becomes effective. Scheduled increases do not create new "coverage segments." Therefore, cost of insurance and other charges are not computed separately for such increases.


  Unscheduled Increases in Target Death Benefit


     A policy owner may request an unscheduled increase in the Target Death Benefit at any time after issue prior to the insured's age 81 (or age 70 for policies issued on a guaranteed basis). Additional evidence of insurability satisfactory to the Company will be required. An unscheduled increase will not be given for increments less than $10,000. Requests for an unscheduled increase must be made by written application to the Customer Service Center. The increase will become effective on the monthly anniversary following the approval of the request by the Company.


     An unscheduled increase in the Target Death Benefit may consist of any combination of increases in Specified Amount and/or Term Insurance Rider.

     - Unless otherwise indicated, any request for an unscheduled increase to the Target Death Benefit will be assumed to be a request for an increase to the Specified Amount.

     - An unscheduled increase in Specified Amount will increase the Target Death Benefit by an equal amount so that the Term Insurance Rider amount will remain unchanged after the increase.

     An unscheduled increase in Specified Amount will create a new "coverage segment" for which cost of insurance and other charges are computed separately. If the Specified Amount is increased:

     - Additional sales charges associated with the increase will be incurred.

     - The sales charge for the increase is calculated in a similar way as for the original Specified Amount. Premiums paid after the increase will be allocated to the original and the new coverage segments in the same proportion that the guideline annual premiums (defined by the Federal income tax laws) for each segment bear to the sum of the guideline annual premiums for all segments.

     - The Company deducts a Sales Charge from each premium allocated to each segment up to the "Target Premium" paid in each year during the first ten policy years following an increase in Specified Amount.

     - The Target Premiums and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted.

     - The adjustment will be done prospectively to reflect the increase.

     - If the Specified Amount is increased at the same time that a premium payment is received, the increase will be processed before the premium payment is processed.

     If an unscheduled increase creates a new coverage segment of Specified Amount, the Account Value after the increase will be allocated:

     (1) first to the original coverage segment, and

     (2) second to each coverage segment in order of the increases.

     (3) Allocations will be in the same proportion that the guideline annual premiums (defined by the Federal income tax laws) for each segment bear to the sum of the guideline annual premiums for all segments.

     Increasing the Specified Amount will generally increase the Base Death benefit of the policy. The amount of the change in the Base Death Benefit will depend, among other things on:

     (1) The death benefit Option chosen by the policy owner, and

     (2) Whether the Base Death Benefit under the policy is being calculated using a Death Benefit Percentage at the time of the change.

Changing the Specified Amount could affect:

     (1) The subsequent level of the Base Death Benefit while the policy is in effect, and

     (2) The subsequent level of policy values.

For example, an increase in Specified Amount may increase the net amount at risk under a policy, which will increase a policy owner's cost of insurance charges over time.

  Decreases In Target Death Benefits


     Any decrease in Specified Amount will reduce the Target Death Benefit of the policy and may reduce the Specified Amount of the policy at issue. Any decrease will be applied:


     (1) First to reduce the coverage segments of Term Insurance Rider associated with the most recent increases, then

     (2) To the next most recent increases of Term Insurance Rider successively, and last

     (3) To the original coverage segment of Term Insurance Rider.

After all coverage segments of Term Insurance Rider have been entirely eliminated, then coverage segments of the Specified Amount will be reduced in a similar order. A decrease will not be permitted if less than $10,000. In addition, no transaction will be permitted if the Specified Amount would fall below the minimum we require to issue the policy at the time of the reduction.

     The required premiums under the Guaranteed Death Benefit Rider, if applicable, will be adjusted for the decrease in death benefits. If the Target Death Benefit or Specified Amount is decreased, target premiums will also be adjusted for the decrease. If the target death benefit is decreased at the same time that a premium payment is received, the decrease will be processed before the premium payment is processed. Decreases become effective on the monthly anniversary following the approval of the request by the Company.

     The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

     (1) Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your policy, or

     (2) To effect the decrease, payments to you would have to be made from Account Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Account Value of the policy.

If a requested change is not approved, we will send you a written notice of our decision. See "Federal Income Tax Considerations -- Definition of Life Insurance," page 55.

     Decreasing the Specified Amount will generally decrease the Base Death Benefit. The amount of change in the Base Death Benefit will depend, among other things, on:

     (1) The death benefit Option chosen, and

     (2) Whether the Base Death Benefit under the policy is being calculated using a death benefit percentage at the time of the change.


Changing the Specified Amount could affect the subsequent level of the Base Death Benefit while the policy is in effect and the subsequent level of policy values. For example, a decrease in Specified Amount may decrease the net amount at risk, which will decrease a policy owner's cost of insurance charges over time.


     Decreases due to a death benefit Option change will not reduce the Target Death Benefit but may reduce the Specified Amount. Any decrease associated with an Option change will maintain the net amount at risk for each coverage layer at the time of the change.

GUARANTEED DEATH BENEFIT RIDER

     When the policy owner applies for a policy, the policy owner may also elect the Guaranteed Death Benefit Rider. This rider may extend the period the Specified Amount of the policy remains in effect. An extra charge is deducted from the Account Value each month and premiums at least equal to the cumulative Monthly Guaranteed Premium must have been paid.

     In order to remain in effect, the Guaranteed Death Benefit Rider requires that you have paid a certain amount of premiums during the time that the Rider is in effect. This amount is described in the next paragraph. If the premiums you have paid do not equal or exceed this amount, the rider will automatically end. In addition, this rider will automatically end at the insured's age 95 ("Guarantee Period"). An extra charge will be deducted from the Account Value each month during the Guarantee Period. This charge will end at the conclusion of the Guarantee Period, and it will end if on any monthly anniversary date you have not paid the amount of premiums the rider requires you to pay. See "Deductions from Account Value-Guaranteed Death Benefit Charge," page 53.

     On each monthly anniversary day we test to determine whether you have paid the amount of premiums you are required to pay in order to keep the Guaranteed Death Benefit Rider in effect. To remain in effect, we make two tests. Under the first test the Account Value must exceed Outstanding Debt. Under the second test we:

          (1) total the actual premiums you have paid for the policy, and

          (2) subtract the amount of partial surrenders (and associated fees).

The result must equal or exceed:

          (1) the Monthly Guarantee Premium for the Rider, times


          (2) the number of complete months since the policy date.


If the policy meets both tests on the monthly anniversary day, the rider remains in effect until the next monthly anniversary date. If the policy fails to meet either test, we will send you a notice that requires you to pay additional premiums within the time specified in the notice. This time is called the grace period for the rider. If you fail to pay the additional premiums required the Guarantee Period, and therefore the Rider, will end. Once ended, the Rider can not be reinstated.

     The grace period for this Rider is explained in the section called "Grace Period and Lapse -- If Guaranteed Death Benefit Is in Effect" on page 49.

     Please refer to the policy for additional information on the Guaranteed Death Benefit Rider.

     The Guaranteed Death Benefit Rider is not available on policies offered or issued for delivery to residents of the Commonwealth of Massachusetts or the State of Texas.

OTHER OPTIONAL INSURANCE BENEFITS

     Subject to certain requirements, you may elect to add one or more of the optional insurance benefits described below. Optional insurance benefits are added when you apply for your policy. These other optional benefits are added to your policy by an addendum called a rider. A charge is deducted monthly from the Account Value for each optional benefit added to your policy. See "Charges and Deductions," page 44. The amounts of these benefits are fully guaranteed at issue. You can cancel these benefits at any time. Certain restrictions may apply and are described in the applicable rider. In addition, adding or canceling these benefits may have an effect on your policy's status as a modified endowment contract. See "Federal Income Tax Considerations -- Modified Endowment Contracts," page 57. An insurance agent authorized to sell the policy can describe these extra benefits further. Samples of the provisions are available from the Company upon written request.

     From time to time we may make available riders other than those listed below. Contact an insurance agent authorized to sell the policy for a complete list of the riders available.

  Term Insurance Rider

     The policy can be issued with a Term Insurance Rider as a portion of the total death benefit. This Rider provides term life insurance on the life of the insured, which is annually renewable to attained age 95. As described below, the amount of coverage provided by the Rider varies over time.

     When the policy is issued, a schedule of death benefit amount called the "Target Death Benefit" is established. The Target Death Benefit may be varied as often as each policy year, and subject to the Company's rules, may be changed after issue. See "Death Benefits Under the Policy," page 36.

     The amount of the Term Insurance Rider in effect at any time is equal to the difference between the scheduled Target Death Benefit and the Base Death Benefit in effect. The Rider is dynamic, it adjusts for variations in the Base Death Benefit under the policy (e.g., changes resulting from the Federal income tax law definition of life insurance). The Company generally restricts the amount of the Target Death Benefit at issue to an amount not more than 900% of the Specified Amount. For example, if the Specified Amount is $100,000 then the maximum amount of the Target Death Benefit allowed is $900,000.

     For example, assume the Base Death Benefit varies according to the following schedule. The Term Insurance Rider will adjust to provide death proceeds equal to the Target Death Benefit each year.

  BASE DEATH BENEFIT   TARGET DEATH BENEFIT   TERM INSURANCE RIDER AMOUNT
  ------------------   --------------------   ---------------------------
       $500,000              $550,000                   $50,000
       $501,500              $550,000                   $48,500
       $501,250              $550,000                   $48,750

     Since the Term Insurance Rider is dynamic, it is possible that the Rider may be eliminated entirely as a result of increases in the Base Death Benefit. Using the above example, if the Base Death Benefit grew to $550,000, the Term Insurance Rider would be reduced to zero. (It can never be reduced below zero.) Even though the Rider amount is reduced to zero, the Rider will remain in effect until it is removed from the policy. Therefore, if the Base Death Benefit is subsequently reduced below the Target Death Benefit, a Rider amount will reappear as needed to maintain the Target Death Benefit at the requested level.

     There is no defined premium for the Term Insurance Rider. The cost of the Rider is added to the monthly deductions, and is based on the insured's attained age and premium class. The Company may adjust the rate charged for the Rider from time to time. The rate will never exceed the guaranteed cost of insurance rates for the Rider for that policy year. The cost for the Rider is added to the Company's calculation of the Monthly Guarantee Premium and to the calculation of the Minimum Annual Premium.


BENEFITS AT MATURITY AND MATURITY EXTENSION RIDER


     The maturity date for this policy is the policy anniversary on which the insured is age 95. If the insured is living on the maturity date, the Company will pay to you, as an endowment benefit, the Account Value of the policy less Outstanding Debt. Ordinarily, the Company pays within seven days of the policy anniversary. Payments may be postponed in certain circumstances. See "Payments," page 65.


     At your option, payment of the benefit may be deferred until the date of the insured's death (Maturity Extension Rider). Death proceeds payable immediately after the maturity date equal the Cash Value of the policy multiplied by the death benefit percentage at the insured's age 95. Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.



     Please refer to the policy for additional information on the Maturity Extension Rider. This rider is available only in states where approval has been received.


POLICY VALUES

  Account Value

     The Account Value is the sum of the amounts under the policy held in each subaccount of MONY America Variable Account L and any Guaranteed Interest Account. It also includes the amount set aside in the Company's loan account, and any interest, to secure Outstanding Debt.

     On each Valuation Date, the part of the Account Value allocated to any particular subaccount is adjusted to reflect the investment experience of that subaccount. On each monthly anniversary day, the Account Value also is adjusted to reflect the assessment of the monthly deduction. See "Determination of Account Value," page 43. No minimum amount of Account Value allocated to a particular subaccount is guaranteed. A policy owner bears the risk for the investment experience of Account Value allocated to the subaccounts.

  Surrender Value

     The owner can surrender a policy at any time while the insured is living and receive its Cash Value less any Outstanding Debt. The Cash Value of the policy equals the Account Value plus any applicable refund of sales charges. Thus, the Cash Value will exceed the policy's Account Value by the refund amount in the three years following policy issuance. Once the refund of sales charges has expired, the Surrender Value will equal the Account Value (less any Outstanding Debt). See "Full Surrender," page 46.

DETERMINATION OF ACCOUNT VALUE

     Although the death benefit under a policy can never be less than the policy's Specified Amount, the Account Value will vary. The Account Value varies depending on several factors:

     - Payment of premiums.

     - Amount held in the Loan Account to secure any Outstanding Debt.

     - Partial surrenders.

     - The charges assessed in connection with the policy.

     - Investment experience of the subaccounts.

     - Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Account Value and you bear the entire risk relating to the investment performance of Account Value allocated to the subaccounts.

     The Company invests amounts allocated to the subaccounts in shares of the corresponding portfolios of the Funds. The values of the subaccounts reflect the investment experience of the corresponding portfolio. The investment experience reflects:

     - The investment income.

     - Realized and unrealized capital gains and losses.

     - Expenses of a portfolio including the investment adviser fee.

     - Any dividends or distributions declared by a portfolio.

Any dividends or distributions from any portfolio of the Funds are reinvested automatically in shares of the same portfolio. However, the Company, on behalf of MONY America Variable Account L, may elect otherwise. The subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Variable Account.

     Amounts allocated to the subaccounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each subaccount is represented by the value of units credited to the policy for that subaccount. (See "Calculating Unit Values for Each Subaccount," on page 45.) On any day, the amount in a subaccount of MONY America Variable Account L is equal to the unit value times the number of units in that subaccount credited to the policy. The units of each subaccount will have different unit values.

     Units of a subaccount are purchased (credited) whenever net premiums or transfer amounts (including transfers from the loan account) are allocated to that subaccount. Units are redeemed (debited) to:

     - Make partial surrenders.

     - Make full surrenders.

     - Transfer amounts from a subaccount (including transfers to the loan account).

     - Pay the death benefit when the insured dies.

     - Pay monthly deductions from the policy's Account Value.

     - Pay policy transaction charges.

     - Pay partial surrender fees.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected subaccount, computed after the close of business that day. The number of units changes only as a result of policy transactions or charges. The number of units credited will not change because of later changes in unit value.


     Transactions are processed when a premium or an acceptable written request is received at the Company's administrative office. If the premium or request reaches the administrative office on a day that is not a Valuation Date, or after the close of business on a Valuation Date (after 4:00 p.m. Eastern Time), the transaction date will be the next Valuation Date. All policy transactions are performed as of a Valuation Date. If a transaction date or monthly anniversary day occurs on a day other than a Valuation Date (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for trading.


CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

     The Company calculates the unit value of a subaccount on any Valuation Date as follows:

          (1) Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Valuation Date. This calculation is done before giving effect to any policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

          (2) Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

          (3) Divide the resulting amount by the number of units held in the subaccount on the Valuation Date before the purchase or redemption of any units on that date.

The unit value of each subaccount on its first Valuation Date was set at $10.00.

TRANSFER OF ACCOUNT VALUE

     You may transfer Account Value among the subaccounts after the Right to Return Policy Period by sending a proper written request to the Customer Service Center. Currently, there are:

          (1) No limitations on the number of transfers between subaccounts.

          (2) No minimum amount required for a transfer.

          (3) No minimum amount required to remain in a given subaccount after a transfer.

     After the Right to Return Policy Period, Account Value may also be transferred from the subaccounts to the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary as described in "The Guaranteed Interest Account," page 62.

RIGHT TO EXCHANGE POLICY

     During the first 24 months following the policy date, you may exchange your policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of MONY America Variable Account L is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your policy for the equivalent of a flexible premium universal life policy. See "The Guaranteed Interest Account," page 61. No charge is imposed on the transfer when you exercise the exchange privilege.

POLICY LOANS

     The policy owner may borrow money from the Company at any time using the policy as security for the loan. A loan is taken by submitting a proper written request to the Company's administrative office. A policy owner may take a loan any time a policy is in effect. The minimum amount a policy owner may borrow is $250 (except for policies offered or issued in Connecticut where the minimum amount is $200). The maximum amount that may be borrowed at any time is 90% of the Account Value of the policy less any Outstanding Debt. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

     Loan interest is payable in arrears on each policy anniversary at an annual rate of 4.6%. Interest on the full amount of any Outstanding Debt is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

     The owner may repay all or part of the Outstanding Debt at any time while your policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.


     When a loan is taken, an amount equal to the loan is transferred out of the policy owner's Account Value into the loan account to secure the loan. The entire amount of the loan will be allocated against the Guaranteed Interest Account and each sub-account in the same proportion that the account value held in the Guaranteed Interest Account and each sub-account bears to the account value in all such accounts. On each policy anniversary, an amount equal to the loan interest due and unpaid for the policy year will be transferred to the loan account. The transfer is made from the subaccounts and the Guaranteed Interest Account on a proportional basis.



     The loan account is part of the Company's general account. Amounts held in the loan account are credited monthly with an annual rate of interest not less than 4.0%. After the tenth policy anniversary, the annual interest rate that applies to the Loan Account is expected to be 0.3% higher than otherwise applicable. As of July 10, 2000 in states where approval has been given for the declaration of interest on a daily basis the rate will be based on the London Interbank Offered Rate, and the increase in the interest rate after the tenth policy year will not apply. Annual credits can be less than, equal to or greater than LIBOR.


     Loan repayments release funds from the loan account. Unless you request otherwise, amounts released from the loan account will be transferred into the subaccounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments. In addition, any interest earned on the amount held in the Loan Account will be transferred each policy anniversary to each of the subaccounts and the Guaranteed Interest Account on the same basis.

     Amounts held in the loan account to secure Outstanding Debt forego the investment experience of the subaccounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the insured, or the Cash Value paid upon surrender or maturity.


     Outstanding Debt may affect the length of time the policy remains in effect. Unless the Guaranteed Death Benefit Rider is in effect, the policy will lapse when (1) the Account Value minus Outstanding Debt is insufficient to cover the monthly deduction against the policy's Account Value on any monthly anniversary day, and (2) the minimum payment required is not made during the grace period. Moreover, the policy may enter the grace period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. In addition, the guarantee period under the Guaranteed Death Benefit Rider may end if Outstanding Debt exceeds the Account Value of the policy. Additional payments or repayments of a part of Outstanding Debt may be required to keep the Policy or Rider in effect. See "Grace Period and Lapse," page 48.


     A loan will not be treated as a distribution from your policy and will not result in taxable income to you unless your policy is a modified endowment contract. If your policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if your policy lapses with an outstanding loan balance, you can have ordinary income to the extent the outstanding loan exceeds your investment in the policy (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see "Federal Income Tax Considerations," page 55.


FULL SURRENDER

     A policy owner may fully surrender a policy at any time during the life of the insured. The amount received for a full surrender is the policy's Account Value plus (1) any applicable refund of sales charge, reduced by (2) any Outstanding Debt. For purposes of calculating the Account Value, the net asset value of shares of the portfolios of the applicable subaccounts will be determined on (1) the Valuation Date that we receive your request at our administrative office, or (2) on the next Valuation Date if that day is not a Valuation Date.

     A policy owner may surrender a policy by sending a written request together with the policy to the Company's administrative office. The proceeds will be determined as of the end of the valuation period during which the request for surrender is received. A policy owner may elect to (1) have the proceeds paid in cash, or (2) apply the proceeds under a payment plan offered under the policy. See "Payment Plan Settlement Provisions," page 65. For information on the tax effects of surrender of a policy, see "Federal Income Tax Consideration," page 55.

PARTIAL SURRENDER


     With a partial surrender, the policy owner obtains a part of the Account Value of the policy without having to surrender the policy in full. The policy owner may request a partial surrender beginning in the first policy year in states where approval has been received. In states where approval has not been received, the policy owner may request a partial surrender after the first policy anniversary. The partial surrender and the corresponding calculation of net asset value will take effect on (1) the Valuation Date that we receive your request at our administrative office, or (2) on the next Valuation Date if that day is not a Valuation Date. There is currently no limit on the number of partial surrenders allowed in a policy year but the Company reserves the right to limit the number of partial surrenders to 12 per year.


     A partial surrender must be for at least $500 (plus the applicable fee). In addition, the policy's Account Value less Outstanding Debt must be at least $500 after the partial surrender. In addition, the partial surrender must not reduce the Target Death Benefit or Specified Amount below the minimum we require to issue the policy.

     The policy owner may make a partial surrender by submitting a proper written request to the Company's administrative office. As of the effective date of any partial surrender, the policy owner's Account Value and Surrender Value are reduced by the amount surrendered (plus the applicable fee). The amount of the partial surrender (plus the applicable fee) will be deducted proportionately from the policy owner's Account Value in the subaccounts and the Guaranteed Interest Account.

     When a partial surrender is made and you selected death benefit Option 1, the Target Death Benefit and the Base Death Benefit of your policy is generally decreased by the amount of the partial surrender (plus its fee). The Specified Amount under the policy is decreased by the lesser of:

     (1) the amount of the partial surrender, or

     (2) if the Base Death Benefit prior to the partial surrender is greater than the Specified Amount, the amount, if any, that the Specified Amount exceeds the difference between the Base Death Benefit less the amount of the partial surrender.

The Target Death Benefit under the policy is reduced by the lesser of:

     (1) the amount of the partial surrender, or

     (2) if the Base Death Benefit prior to the partial surrender is greater than the Target Death Benefit, the amount, if any, that the Target Death Benefit exceeds the difference between the Base Death Benefit and the amount of the partial surrender.

     When a partial surrender is made and you selected death benefit Option 2, the Target Death Benefit is generally decreased by the amount of the partial surrender (plus the amount of the partial surrender fee). The partial surrender will not change the Specified Amount of the policy. However, assuming that the Base Death Benefit under Option 2 is not equal to the Cash Value times the applicable death benefit percentage, the partial surrender will reduce the Base Death Benefit by the amount of the partial surrender. If the Option 2 death benefit is based upon the Cash Value times the death benefit percentage, a partial surrender may cause the Base Death Benefit to decrease by an amount greater than the amount of the partial surrender. The Target Death Benefit under the policy is reduced by the lesser of:

     (1) the amount of the partial surrender, or

     (2) if the Base Death Benefit prior to the partial surrender is greater than the Target Death Benefit, the amount, if any, that the Target Death Benefit exceeds the difference between the Base Death Benefit and the amount of the partial surrender. See "Death Benefits Under the Policy," page 36.

     There is a fee for each partial surrender of the lesser of $25 or 2% of the partial surrender amount. See "Charges and Deductions -- Transaction and Other Charges," page 53.

     For information on the tax treatment of partial surrenders, see "Federal Income Tax Considerations," page 54.

GRACE PERIOD AND LAPSE

     Your policy will lapse only when:

     (1) The Account Value less Outstanding Debt is insufficient to cover the current monthly deduction against the policy's Account Value on any monthly anniversary day, and

     (2) A 61-day Grace Period expires without the policy owner making a sufficient payment.

     If Guaranteed Death Benefit Rider Is Not in Effect

     To avoid lapse if (1) an insufficiency occurs, and (2) a Guaranteed Death Benefit Rider is not in effect, the policy owner must pay the required amount during the grace period. When an insufficiency occurs, you may also be required to pay any unpaid, loan interest accrued for the policy year. The interest amount will also have to be paid prior to the end of the grace period.

     We will reject any payment if is means your total premium payments will exceed the maximum permissible premium for your policy's Specified Amount under the Internal Revenue Code. This may happen when the policy owner has Outstanding Debt. In this event, the policy owner could repay enough of the Outstanding Debt to avoid termination. The policy owner may also wish to repay an additional part of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums, the policy owner may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse.

     If the Account Value less Outstanding Debt will not cover the entire monthly deduction on a monthly anniversary day, we will deduct the amount that is available. We will notify the policy owner (and any assignee of record) of the payment required to keep your policy in effect. You will then have a grace period of 61 days, from the date the notice was sent, to make the payment. The payment required is:

     (1) the amount of the monthly deduction not paid, plus

     (2) not less than two succeeding monthly deductions (or the number of monthly deductions remaining until the next scheduled premium due date, if more than two), grossed up by

     (3) the amount of the deductions from premiums.

(See "Charges and Deductions -- Deductions from Premiums," page 51). The policy will remain in effect through the grace period. If the owner fails to make the required payment within the grace period, the coverage under the policy will end and your policy will lapse. Required premium payments made during the grace period will be allocated among the subaccounts and the Guaranteed Interest Account. The allocation is made in according to your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged proportionately to the subaccounts and the Guaranteed Interest Account. If the insured dies during the grace period, the death benefit proceeds will equal:

     (1) The amount of the death benefit immediately prior to the start of the grace period, reduced by

     (2) Any unpaid monthly deductions and any Outstanding Debt. (For policies offered to residents of, or issued for delivery in, the State of New Jersey, the unpaid monthly deductions cannot exceed the minimum premium for the following month.)

     If Guaranteed Death Benefit Rider Is in Effect

     The Specified Amount of your policy will not lapse during the guarantee period even if the Account Value less Outstanding Debt is not enough to cover all the deductions from the Account Value on any monthly anniversary day if:

     (1) A Guaranteed Death Benefit Rider is in effect, and

     (2) The test for continuation of the guarantee period has been met.

See "Guaranteed Death Benefit Rider," page 41.

     While the Guaranteed Death Benefit Rider is in effect, the Account Value of the policy may be reduced by monthly deductions but not below zero. During the guarantee period, we will waive any monthly deduction that will reduce the Account Value below zero. If the Guaranteed Death Benefit Rider is ended, the normal test for lapse will resume.

     Reinstatement

     We will reinstate a lapsed policy at any time:

     (1) Before the maturity date, and

     (2) Within five years after the monthly anniversary day which precedes the start of the grace period.

     To reinstate a lapsed policy we must also receive:

     (1) A written application from you

     (2) Evidence of insurability satisfactory to us

     (3) Payment of all monthly deductions that were due and unpaid during the grace period

     (4) Payment of an amount at least sufficient to keep your policy in effect for three months after the reinstatement date

     (5) Payment of due and unpaid interest on Outstanding Debt to the next succeeding policy anniversary day, and

     (6) Payment of the reinstatement fee.

     When your policy is reinstated, the Account Value will be equal to the Account Value on the date of the lapse subject to the following:

     (1) Any Outstanding Debt on the date of lapse must be paid or reinstated.

     (2) No interest on amounts held in our loan account to secure Outstanding Debt will be paid or credited between lapse and reinstatement.

Reinstatement will be effective as of the monthly anniversary day on or proceeding the date of approval by us. At that time, the Account Value minus, if applicable, Outstanding Debt will be allocated among the subaccounts and the Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions.

     We charge a fee of $150 to process a reinstatement.

DEDUCTIONS FROM PREMIUMS

     The sales charge and tax charges are deducted from the gross premium prior to applying the net premium to the Account Value. The sales charge is deducted from gross premium only up to Target Premium. Tax charges are deducted against the entire gross premium.

Sales Charge --              During the first ten policy years and during the
                             ten policy years following an increase in Specified
                             Amount -- 9%
                             After the tenth policy year -- 0%

     The Target Premium is an amount equal to the maximum amount of premium which may be paid for a death benefit Option 1 policy without violating the limits imposed by the Federal income tax law definition of a modified endowment contract. See "Modified Endowment Contracts," page 57. The Target Premium is not based on scheduled premium. The Target Premium for the policy and Specified Amount coverage segments added since the policy date will be stated in the policy.


     The sales charge compensates us for the cost of distributing the policies. This charge is not expected to be enough to cover sales and distribution expenses for the policies. Expenses in excess of the sales charges may be recovered from other charges, including amount indirectly derived from the charge for mortality and expense risks and mortality gains.


     A portion of the sales charges previously deducted from premium payments may be refunded if:

          (1) the policy is surrendered in the first three policy years, and

          (2) the policy is not in default.

YEAR OF SURRENDER                                    AMOUNT OF REFUND
-----------------                                    ----------------
First policy year....................  Sum of all sales charge deductions in that year
Second policy year...................  66.67% of sales charge deductions in the first policy year
Third policy year....................  33.33% of sales charge deductions in the first policy year

     No refund will be paid if the policy is in default.

Tax Charges --               State and local premium tax -- currently 0%-4%
                             Federal tax for deferred acquisition costs of the Company -- 1.25%

     All states levy taxes on life insurance premium payments. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, these taxes range from 0% to 4%. We deduct an amount equal to the actual premium, tax imposed by the applicable jurisdiction. The charge is used to pay the premium taxes and we do not expect to profit from this charge.

     The 1.25% current charge against each premium covers our estimated cost for the Federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under IRC Section 848 resulting from the receipt of premium payments. No charge will be deducted where premiums received from you are not subject to this tax.


     We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us. In addition, if an insured changes his or her place of residence, we should be notified of the change. Any change in the tax rate will be effective upon receipt of the next premium payment following the date the Company is notified of the tax rate change.


DEDUCTIONS FROM ACCOUNT VALUE

     A charge called the Monthly Deduction is deducted from the Account Value on each monthly anniversary day. The Monthly Deduction consists of the following items:

Cost of Insurance --         This charge compensates us for the anticipated cost
                             of paying death benefits in excess of Account Value to insureds' beneficiaries. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the policy at the beginning of each policy month. Here, net amount at risk equals the death benefit payable at the beginning of the policy month less the Account Value at that time.


     The policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. (Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table B applies.) These rates are based on the age and underwriting class of the insured. They are also based on the gender of the insured. Unisex rates are used where appropriate under applicable law. As of the date of this prospectus, we charge "current rates" that are lower (i.e., less expensive) than the guaranteed rates. We may change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of the insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the age of the insured.


     Lower cost of insurance rates are offered at most ages for insureds who:

          (1) qualify for the standard underwriting class, and

          (2) whose applications are fully underwritten (i.e., subject to evidence of the insured's insurability).

     Current insurance rates are generally higher if the policies are issued on a guaranteed issue basis, where evidence of insurability is not required. Policies issued to employers, trustees and similar entities are often issued on a guaranteed issue basis. Only limited underwriting information is obtained when underwriting on a guaranteed issue basis. Therefore, policies in this underwriting class may present an additional mortality expense to us relative to fully underwritten policies. The additional risk is generally reflected in higher current insurance rates, which are nevertheless guaranteed not to exceed the 1980 Commissioners' Standard Ordinary Mortality Tables.

     We may offer insurance coverage up to $2.5 million on a guaranteed issue or simplified issue basis under policies in a single case that meet our requirements at the time of policy issue.

     If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Account Value will first be applied to the initial Specified Amount. If the Account Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the Base Death Benefit equals the Surrender Value multiplied by the applicable death benefit percentage, any increase in Account Value will cause an automatic increase in the Base Death Benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount.

Mortality and Expense Risk
  Charge --                  First 10 policy years -- .05% per month of
                             subaccount value which is equivalent to an annual rate of .60% of subaccount value.

                             After the 10th policy year -- Charge expected to be reduced to an amount equal to .025% per month of subaccount value equivalent to .30% annually. A reduction to an annual rate of .45% of subaccount value is guaranteed.


     This charge compensates us for assuming mortality and expense risks under the policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the policy will not be enough to meet our actual claims. We assume an expense risk that other expenses incurred in issuing and administering the policies and operating MONY America Variable Account L will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge.


     This charge is not assessed against the amount of the policy Account Value that is allocated to the Guaranteed Interest Account, nor to amounts in the loan account.

Administrative Charge --     $7.50 per month (all policies)

Medical Underwriting
Charge --                    $5.00 per month (applicable policies) for the first
                             3 policy years.

Guaranteed Issue Charge --   $3.00 per month (applicable policies) for the first
                             3 policy years.

     The administrative charge, medical underwriting charge and guaranteed issue charge reimburses us for expenses associated with administration and maintenance of the policies. The charge is guaranteed never to exceed $7.50. We do not expect to profit from these charges.

Guaranteed Death Benefit
  Charge --                  If you elect the Guaranteed Death Benefit Rider,
                             you will be charged $0.01 per $1,000 of policy
                             Specified Amount per month during the term of the Guaranteed Death Benefit Rider. This charge is guaranteed never to exceed this amount.


Optional Term Insurance
Rider Charge --              Current cost of insurance rate x amount at risk at
                             the beginning of the policy month.


Transaction and Other
  Charges --                 Partial Surrender Fee -- lesser of $25 or 2% of the
                             partial surrender amount

                             Transfer of Account Value -- Currently the Company does not assess a transfer charge. The Company reserves the right to charge up to a maximum of $25 for transfers.


                             Reinstatement fee -- $150

     The charges for the partial surrender fee, transfer of account value, premium allocation changes and reinstatement are guaranteed not to exceed the amounts stated above.

     We may charge the subaccounts for federal income taxes that are incurred by us and are attributable to MONY America Variable Account L and its subaccounts. No such charge is currently assessed. See "Charge for Company Income Taxes," page 59.

     We will bear the direct operating expenses of MONY America Variable Account
L. The subaccounts purchase shares of the corresponding portfolio of the underlying Fund. The Fund's expenses are not fixed or specified under the terms of the policy.

GUARANTEE OF CERTAIN CHARGES

     We guarantee that certain charges will not increase. This includes:

          (1) Mortality and expense risk charge.

          (2) Administrative charge.

          (3) Guaranteed Death Benefit charge.

          (4) Sales charge.

          (5) Guaranteed cost of insurance rates.

          (6) Certain transaction charges.

     Any changes in the current cost of insurance charges related to the Base Death Benefit or the monthly charge for the Term Insurance Rider will be made based on the class of the insured. Changes will be based on changes in:

          (1) Future expectations with respect to investment earnings,

          (2) Mortality,

          (3) Length of time policies will remain in effect,

          (4) Expenses, and

          (5) Taxes.

     In no event will they exceed the guaranteed rates defined in the policy.

CORPORATE PURCHASERS -- REDUCTION OF CHARGES


     For sales of the policy to corporations or institutions in situations where the Company expects to incur lower than normal expenses, it reserves the right to reduce one or more of the charges or deductions described above or elsewhere in this prospectus. The Company considers a number of factors in determining whether or not to expect expense reductions that would warrant a reduction of one or more charges or deductions. These may include but are not limited to:



     - the nature of the corporate or institutional purchaser



     - the size of the case (either by number of insured lives or anticipated aggregate premium)



     - the planned funding pattern for the case



     - the anticipated persistency of the case

     - reduced distribution expenses



     - reduced administrative expenses



     - any other factors that indicate reduced levels of risk, expenses or services to policy owners



     In certain circumstances, charge and deduction reductions may be contractually guaranteed. Where there is no guarantee of such reductions, future experience with a category of reduced charge/deduction cases may cause the Company to discontinue or modify some or all of the reductions on a uniform basis for all policies in the category.


                               OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS

     The following provides a general description of the federal income tax considerations relating to the policy. This discussion is based upon our understanding of the present federal income tax laws as the Internal Revenue Service ("IRS") currently interprets them. This discussion is not intended as tax advice. Tax laws are very complex and tax results will vary according to your individual circumstances. A person considering the purchase of the policy may need tax advice. It should be understood that these comments on federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Special rules that are not discussed here may apply in certain situations. We make no representation as to the likelihood of continuation of federal income tax or estate or gift tax laws or of the current interpretations of the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules that we describe here or that relate directly or indirectly to life insurance policies. Our comments do not take into account any state or local income tax considerations that may be involved in the purchase of the policy.

  Definition of Life Insurance

     Under section 7702 of the Internal Revenue Code (the "Code"), a policy will be treated as a life insurance policy for federal tax purposes if one of two alternate tests are met. These tests are:

          (1) "Cash Value Accumulation Test"

          (2) "Guideline Premium/Cash Value Corridor Test"

When you apply for a policy you will irrevocably choose which of these two tests will be applied to your policy.

     If your policy is tested under the Guideline Premium/Cash Value Corridor Test. This test provides for, among other things:

          (1) A maximum allowable premium per thousand dollars of death benefit, known as the "guideline annual premium," and

          (2) A minimum ongoing "corridor" of death benefit in relation to the Account Value of the policy, known as the "death benefit percentage."

See Appendix A, for a table of the Guideline Premium/Cash Value Corridor Test factors. If your policy is tested under the Cash Value Accumulation Test, a table of factors will be shown in your policy.

     We believe that the policy meets this statutory definition of life insurance and hence will receive federal income tax treatment consistent with that of fixed life insurance. Thus, the death benefit should be excludable from the gross income of the beneficiary (whether the beneficiary is a corporation, individual or other entity) under Section 101 (a) (1) of the Code for purposes of the regular federal income tax. You generally should not be considered to be in constructive receipt of the cash values under the policy until a full surrender, maturity of the policy, or a partial surrender. In addition, certain policy loans may be taxable in the case of policies that are modified endowment contracts. Prospective policy owners that intend to use policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate owners should consult their tax advisors about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations.

  Diversification Requirements

     To comply with regulations under Section 817(h) of the Code, each portfolio is required to diversify its investments. Generally, on the last day of each quarter of a calendar year,

          (1) No more than 55% of the value of the portfolio's assets can be represented by any one investment,

          (2) No more than 70% can be represented by any two investments,

          (3) No more than 80% can be represented by any three investments, and

          (4) No more than 90% can be represented by any four investments.

Securities of a single issuer generally are treated for purposes of Section 817(h) as a single investment. However, for this purpose, each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent guaranteed and insured) by the U.S. or by an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, as applicable.

     Currently, for federal income tax purposes, the portfolio shares underlying the policies are owned by the Company and not by you or any beneficiary. However, no representation is or can be made regarding the likelihood of the continuation of current interpretations by the IRS.

  Tax Treatment of Policies

     The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as modified endowment contracts. A life insurance contract becomes a "modified endowment contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, which if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract.

Example:  "Seven-pay premium" = $1,000
          Maximum premium to avoid "modified endowment" treatment =
            First year -- $1,000
            Through first two years -- $2,000
            Through first three years -- $3,000 etc.

Under this test, a policy may or may not be a modified endowment contract. The outcome depends on the amount of premiums paid during each of the policy's first seven contract years. Changes in benefits may require testing to determine if the policy is to be classified as a modified endowment contract. A modified endowment contract is treated differently for tax purposes then a conventional life insurance contract.

  Conventional Life Insurance Policies

     If a policy is not a modified endowment contract distributions are treated as follows. Upon a full surrender or maturity of a policy for its Cash Value, the excess if any, of the Cash Value minus the cost basis under a policy will be treated as ordinary income for federal income tax purposes. A policy's cost basis will usually equal the premiums paid less any premiums previously recovered through partial surrenders. Under Section 7702 of the Code, special rules apply to determine whether part or all the cash received through partial surrenders in the first 15 policy years is paid out of the income of the policy and therefore subject to income tax. Cash distributed to a policy owner on partial surrenders occurring more than 15 years after the policy date will be taxable as ordinary income to the policy owner to the extent that it exceeds the cost basis under a policy.

     We believe that loans received under policies that are not modified endowment contracts will be treated as indebtedness of the owner. Thus, no part of any loan under the policy will constitute income to the owner unless the policy is surrendered or upon maturity of the policy. Interest paid (or accrued by an accrual basis taxpayer) on a loan under a policy that is not a modified endowment contract may be deductible. Deductibility will be subject to several limitations, depending upon (1) the use to which the proceeds are put and (2) the tax rules applicable to the policy owner. If, for example, an individual for business or investment purposes uses the loan proceeds, all or part of the interest expense may be deductible. Generally, if an individual uses the policy loan for personal purposes, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a policy loan or other indebtedness) also may be subject to other limitations.

     For example, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Outstanding Debt where:

     - The interest is paid (or accrued by an accrual basis taxpayer) on a loan under a policy, and

     - The policy covers the life of an officer, employee, or person financially interested in the trade or business of the policy owners.

Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

  Modified Endowment Contracts

     Pre-death distributions from modified endowment contracts may result in taxable income. Upon full surrender or maturity of the policy, the policy owner would recognize ordinary income for federal income tax purposes. Ordinary income will equal the amount by which the Cash Value plus Outstanding Debt exceeds the investment in the policy. (The investment in the policy is usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income.) Upon partial surrenders and policy loans the policy owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the policy. The amount allocated to income is the amount by which the Account Value of the policy exceeds investment in the policy immediately before distribution. The tax law provides for aggregation of two or more policies classified as modified endowment contracts if:

          (1) The policies are purchased from any one insurance company (including the Company), and

          (2) The purchases take place during a calendar year.

The policies are aggregated for the purpose of determining the part of the pre-death distributions allocable to income on the policies and the part allocable to investment in the policies.

     Amounts received under a modified endowment contract that are included in gross income are subject to an additional tax. This additional tax is equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received:

          (1) When the taxpayer is at least 59 1/2 years old;

          (2) Which is attributable to the taxpayer becoming disabled; or

          (3) Which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     A contract may not be a modified endowment contract originally but may become one later. Treasury Department regulations, yet to be prescribed, cover pre-death distributions received in anticipation of the policy's failure to meet the seven-pay premium test. These distributions are to be treated as pre-death distributions from a modified endowment contract (and, therefore, are to be taxed as described above). This treatment is applied even though the policy was not yet a modified endowment contract. The Code defines a distribution in anticipation of failing the test as one made within two years of the policy being classified as a modified endowment contract.

     It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a modified endowment contract constitutes interest for federal income tax purposes. If it does constitute interest, its deductibility will be subject to the same limitations as conventional life insurance contracts (see "Conventional Life Insurance Policies," page 56.)

  Reasonableness Requirement for Charges

     The tax law also deals with allowable mortality costs and other expenses used in the calculations to determine whether a contract qualifies as life insurance for income tax purposes. For policies entered into on or after October 21, 1988, the calculations must be based upon, (1) reasonable mortality charges, and (2) other charges reasonably expected to be paid. The Treasury Department is expected to declare regulations governing reasonableness standards for mortality charges. We believe our mortality costs and other expenses used in these calculations meet the current requirements. It is possible that future regulations will contain standards that would require us to modify our mortality charges for these calculations. We reserve the right to make modifications to retain the policy's qualification as life insurance for federal income tax purposes.

  Pension and Profit Sharing Plans

     Policies purchased by a fund, which is part of a pension or profit sharing plan (under Sections 401(a) or 403 of the Code), will be treated differently from that described above. For participants in these plans, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit." The current cost of insurance must be included annually in the plan participant's gross income. This cost (referred to as the "P.S. 58" cost) is reported to the participant annually. The excess of the death benefit over the policy Account Value will not be subject to federal income tax if:

          (1) The plan participant dies while covered by the plan, and

          (2) The policy proceeds are paid to the participant's beneficiary.

However, the policy Account Value will generally be taxable to the extent it exceeds the sum of (1) $5,000 plus (2) the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant has borrowed from his or her policy or was an owner-employee under the plan.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax-qualified plan.

  Other Employee Benefit Programs

     Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, to provide for employee benefits. These policy owners also must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law. The lack of insurable interest may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes. It may also affect the right of the beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure, and fiduciary obligations under the Employee Retirement Income Security Act of 1974 (ERISA). The policy owner's legal advisor should be consulted to address these issues.

  Other

     Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the jurisdiction and the circumstances of each owner or beneficiary.

     For complete information on federal, state, local and other tax considerations, a qualified tax advisor should be consulted.

               THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING
                          THE TAX STATUS OF ANY POLICY

CHARGE FOR COMPANY INCOME TAXES

     For federal income tax purposes, variable life insurance generally is treated in a manner consistent with fixed life insurance. The Company will review the question of a charge to the Variable Account for the Company's federal income taxes periodically. A charge may be made for any federal income taxes incurred by the Company that are attributable to the Variable Account. This might become necessary if:

          (1) The tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be,

          (2) There are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or

          (3) There is a change in the Company's tax status.

     Under current laws, the Company may incur state and local taxes (in addition to premium taxes imposed by the states) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws or in the cost to the Company, the Company reserves the right to charge the Account for any such taxes attributable to the Account.

VOTING OF FUND SHARES

     Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each portfolio of the Funds held in the subaccounts. We will exercise such rights at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the Investment Company Act of 1940. Our will exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding subaccounts of MONY America Variable Account L. We may elect to vote the shares of the Funds in our own right if:

          (1) The Investment Company Act of 1940 or any regulations thereunder is amended, or

          (2) The present interpretation of the Act should change, and

          (3) As a result we determine that it is permitted to vote the shares of the Funds in our own right.

     The person having the voting interest under a policy is the policy owner. Unless otherwise required by applicable law, a policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Account Value in the subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.

     If the Company does not receive voting instructions from the policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all policies participating in that subaccount. The Company will also exercise the voting rights from assets in each subaccount, which are not otherwise attributable to policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all policies participating in that subaccount. Generally, the Company will vote any voting rights attributable to shares of portfolios of the Funds held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of portfolios of the Funds held by MONY America Variable Account L and other separate accounts of the Company.

DISREGARD OF VOTING INSTRUCTIONS

     The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by policy owners in the investment policy or the investment adviser (or portfolio manager) of a portfolio. The Company's disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on the Company. If Company does disregard voting instructions; a summary of that action and the reasons for such action will be included in the next report to policy owners.

REPORT TO POLICY OWNERS

     A statement will be sent at least annually to each policy owner setting forth:

          (1) A summary of the transactions which occurred since the last statement, and

          (2) Indicating the death benefit, Specified Amount, Account Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Account Value among the Guaranteed Interest Account, the Loan Account and the subaccounts, and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

     Each policy owner will also receive an annual and a semiannual report containing financial statements for MONY America Variable Account L and the Funds. The Funds' statement will include a list of the portfolio securities of the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS AND RIGHT TO CHANGE OPERATIONS

     The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by or may be purchased by MONY America Variable Account L or any of its other separate accounts. The Company may substitute shares of another portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the policies if:

          (1) Shares of any or all of the portfolios of the Funds should no longer be available for investment or,

          (2) In the judgment of the Company's management, further investment in shares of any or all portfolios of the Funds should become inappropriate in view of the purposes of the policies.

     Where required, the Company will not substitute any shares attributable to a policy owner's interest in MONY America Variable Account L without notice, policy owner approval, or prior approval of the Securities and Exchange Commission. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Commissioner of Insurance of the State of Arizona.

     The Company also reserves the right to establish additional subaccounts of MONY America Variable Account L. Each additional subaccount would invest in (1) a new portfolio of the Funds, or (2) in shares of another investment company, a portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

     If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the policies, MONY America Variable Account L may:

          (1) Be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law,

          (2) Be deregistered under that Act if such registration is no longer required, or

          (3) Be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of MONY America Variable Account L.

CHANGES TO COMPLY WITH LAW

     The Company reserves the right to make any change without consent of policy owners to the provisions of the policy to comply with, or give policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state.

                            PERFORMANCE INFORMATION


     Performance information for the subaccounts of MONY America Variable Account L and the underlying portfolio in which the subaccounts invest may appear in advertisements, sales literature, or reports to policy owners or prospective purchasers.



     The performance information will show "Total Returns" and "Total Returns Net of Policy Fees and Charges for a Representative Insured" for each subaccount and underlying portfolio, and may sometimes include other information permitted under applicable law. This information will be provided for periods specified in the particular presentation, including, for each subaccount, the period from the time the subaccount first became available for allocations under the policy and, for underlying portfolios, the period from the time the portfolio began operations. Where the underlying portfolio began operations prior to the time the subaccount was first offered, hypothetical returns for the subaccount are constructed using the assumption that the subaccounts were available during that period, with all charges presently applicable under the policy applied to the returns of the underlying portfolio for that period. In addition, underlying portfolio returns may be presented, reduced by fees and charges applied by the portfolio but without reduction for policy charges.



     Total Returns reflect the actual investment performance of the underlying portfolios, after reinvestment of dividends and capital gains, and deductions of investment management fees and other operating expenses. Since no fees or charges are deducted from the subaccounts, Total Returns also represent subaccount performance before deduction of policy-level charges such as, mortality and expense risk charges (M&E), administrative charges, cost of insurance charges (COI), sales charges, deferred acquisition cost tax charges, or state premium tax charges. If these charges were included the returns would be lower.



     Total Returns Net of Policy Fees and Charges for a Representative Insured are Total Returns adjusted to reflect policy-level charges as well. The charges are based on the purchase of a hypothetical policy at the beginning of each period reported by a 45-year-old male, preferred non-smoker with a level death benefit, $1,000,000 face amount, and a single premium payment of $220,000. The hypothetical returns assume that the full net premium and all account values are allocated to the indicated subaccount. All policy-level expenses are included, and current charges in effect on the date of the report are applied in all calculations. These current charges may not have been applied prior to that date. If guaranteed charges were used the returns would be lower.



     Performance information may be compared, in reports and promotional literature, to: (1) the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.



     The performance data represents past performance and should not be considered indicative of future results.



                        THE GUARANTEED INTEREST ACCOUNT


     You may allocate all or a portion of your net premiums and transfer Account Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 and the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, see the policy.

GENERAL DESCRIPTION

     Amounts allocated to the Guaranteed Interest Account become part of the General Account of Company which consists of all assets owned by the Company other than those in MONY America Variable Account L and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

     You may elect to allocate net premiums to the Guaranteed Interest Account, MONY America Variable Account L, or both. You may also transfer Account Value from the subaccounts of MONY

America Variable Account L to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts. The Company guarantees that the Account Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.010746% daily, compounded daily, for a minimum effective annual rate of 4.0%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, Company may in its sole discretion declare current interest rate in excess of the 4.0% rate, which will be guaranteed for one year if a LIBOR RATE is used and for approximately one year in all other cases. As of July 10, 2000, the company's investment strategy is to acquire securities which will allow annual interest credits to the Guaranteed Interest Account to vary in accordance with the London Interbank Offered Rate (LIBOR). Annual credits can be less than, equal to or greater than LIBOR. The Company reserves the right to change its interest strategy. The LIBOR rate will apply to the contract only in states where approval has been given for the declaration of interest on a daily basis. (The portion of a policy owner's Account Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.010746% daily, compounded daily, for a minimum effective annual rate of 4.0%.)


     The Company bears the full investment risk for the Account Value allocated to the Guaranteed Interest Account.

POLICY CHARGES

     Deductions from premium, monthly deductions from the Account Value, other than the mortality and expense risk fee, will be the same for policy owners who allocate net premiums or transfer Account Value to the Guaranteed Interest Account or allocate net premiums to the subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, issue charge, and the charge for the Term Insurance Rider. Fees for partial surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

     You will not directly or indirectly pay charges applicable to the portfolios, including the operating expenses of the portfolios, and the investment advisory fee charged by the portfolio managers if your Account Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Account Value allocated to the subaccounts is not deducted from Account Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that you will not participate in the investment experience of the subaccounts to the extent that Account Values are allocated to the Guaranteed Interest Account.

TRANSFERS

     Amounts may be transferred after the Right to Return Policy Period from the subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the subaccounts, subject to the following limitations.


     - Transfers from the Guaranteed Interest Account to the subaccounts are limited to one in any policy year.


     - Transfers from the Guaranteed Interest Account are limited to the greater of $5,000 and 25% of the Account Value allocated to the Guaranteed Interest Account on the date of the transfer.

     - Transfers from the Guaranteed Interest Account may only be made during the time period which begins on the policy anniversary and which ends 30 days after the policy anniversary.

If the transfer request is received on the policy anniversary, it will be processed as of the policy anniversary. If the transfer request is received within 30 days after the policy anniversary, the transfer will be effective as of the close of business on the day received if it is a Valuation Date. If it is not a Valuation Date, then at the close of business on the next day which is a Valuation Date. Any request received within 10 days before the policy anniversary will be considered received on the policy anniversary. Any transfer requests received at other times will not be honored, and will be returned to the policy owner.

     Currently there is no charge on transfers of Account Value between subaccounts or between the Guaranteed Interest Account and the subaccounts. The Company reserves the right to charge up to a maximum of $25 for transfers. In addition, we reserve the right to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Guaranteed Interest Account or subaccounts after a transfer.


SURRENDERS AND POLICY LOANS

     You may also make full surrenders and partial surrenders from the Guaranteed Interest Account to the same extent as if you had invested in the subaccounts. See "Full Surrender," page 46 and "Partial Surrender", page 47. Transfers and surrenders payable from the Guaranteed Interest Account, and the payment of policy loans allocated to the Guaranteed Interest Account, may be delayed for up to six months. However, with respect to policies issued for delivery to residents of the Commonwealth of Pennsylvania, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the policy.

                             MORE ABOUT THE POLICY

OWNERSHIP

     The policy owner is the individual named as such in the application or in any later change shown in the Company's records. While the insured is living, the policy owner alone has the right to receive all benefits and exercise all rights that the policy grants or the Company allows.

  Joint Owners

     If more than one person is named as policy owner, they are joint owners. Any policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

     The beneficiary is the individual named as such in the application or any later change shown in the Company's records. The policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request at its administrative office. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The policy owner may designate a permanent beneficiary, whose rights under the policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the insured, the policy owner or the policy owner's estate is the beneficiary.

     The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living at the time of the insured's death to receive the proceeds.

  The Policy

     This Policy is a contract between the policy owner and the Company. The entire contract consists of the policy, a copy of the initial application, all subsequent applications to change the policy, any endorsements, all riders, and all additional policy information sections (specification pages) added to the policy.

NOTIFICATION AND CLAIMS PROCEDURES

     Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the policy be returned for any policy change or upon its surrender.

     If an insured dies while the policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.

PAYMENTS

     Within seven days after the Company receives all the information needed for processing a payment, the Company will:

          (1) Pay death benefit proceeds,

          (2) Pay the Cash Value on surrender, partial surrenders and loan proceeds based on allocations made to the subaccounts, and

          (3) Effect a transfer between subaccounts or from the Variable Account to the Guaranteed Interest Account.


     However, payment of any partial surrender or loan payment involving a determination of account value in the Guaranteed Interest Account (exempt when used to pay premium) may be postponed for up to 6 months from the date we receive the request for surrender or loan. The Company can also postpone the calculation of payment if such a payment or transfer of amounts is based on investment performance of the subaccounts and if:


     - The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

     - An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.


     Interest will be paid on death proceeds from the date of the insured's death to the date of payment. We will determine the interest rate for each year, and this rate will not be less than the annual rate paid under Settlement Option 1.


PAYMENT PLAN/SETTLEMENT PROVISIONS

     Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for at least ten years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 a month. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

PAYMENT IN CASE OF SUICIDE


     If the insured dies by suicide, (1) while sane or insane, (2) within two years from the issue date or reinstatement date, the Company will limit the death benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any unscheduled increase in the

Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.

ASSIGNMENT

     You may assign your policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company's administrative office. The assignment will be effective only when recorded by the Company. An assignment does not change the ownership of the policy. However, after an assignment, the rights of any policy owner or beneficiary will be subject to the assignment. The entire policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this policy grants except (a) the right to change the policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a policy that is a modified endowment contract may generate taxable income. (See "Federal Income Tax Considerations", page 55.)

ERRORS ON THE APPLICATION

     If the age or gender of the insured has been misstated, the death benefit under this policy will be the greater of:

          (1) What would be purchased by the most recent cost of insurance charge at the correct age and gender, or

          (2) The death benefit derived by multiplying the Account Value by the death benefit percentage for the correct age and gender.

If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of gender. See "Deductions from Account Value-Cost of Insurance," page 52.

INCONTESTABILITY

     The Company may contest the validity of this policy if any material misstatements are made in the application. However, the policy will be incontestable as follows:


          (1) The initial Specified Amount cannot be contested after the policy has been in force during the insured's lifetime for two years from the policy issue date; and


          (2) An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an Insured's lifetime for two years from its effective date.

POLICY ILLUSTRATIONS

     Upon request, the Company will send you an illustration of future benefits under the policy based on both guaranteed and current cost assumptions.

DISTRIBUTION OF THE POLICY


     MONY Securities Corporation ("MSC"), a wholly owned subsidiary of MONY Life Insurance Company, is principal underwriter (distributor) of the policies. MSC is a New York corporation organized on September 26, 1969. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The policies are sold by individuals who are registered representatives of MSC and who are also licensed as life insurance agents for the Company. The policies may also be sold through other broker/dealers authorized by MSC and applicable law to do so.

     Except where MSC has authorized other broker/dealers to sell the policies (as described in the preceding paragraph), compensation payable for the sale of the policies will be based upon the following schedule. After issue of the Contract, commissions will equal at most:

     - 15% of Target Premiums paid in policy years 1 and 2,

     - 12% of Target Premiums paid in policy years 3 through 5, and

     - 10% of Target Premiums paid in policy years 6 through 10.


In addition, for as long as the policy is in effect, we may pay a commission up to .20% of the Account Value allocated to the subaccounts. Upon any subsequent unscheduled increase in Specified Amount, the same commission rates will apply to the premium amounts allocated to the new coverage segment. Further, registered representatives may be eligible to receive certain bonuses and other benefits based on the amount of premiums paid.


     Commissions may be required to be repaid to us if sales charges are refunded upon a full surrender or partial surrender of the policy or upon exercise of the exchange privileges during the first 24 months after the policy date.

     In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Company, to receive noncash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. Company makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

POLICY OWNER SERVICES

     The Company currently offers policy owners two services: Dollar Cost Averaging and Automatic Rebalancing. These services may be terminated at any time; owners of Policies in force at the time of termination utilizing these services will receive 30 days prior notice. There currently are no charges for these services and any transfers as a result of the operation of these services are not counted toward the limit of 12 transfers per Policy Year without a transfer charge. If the Company elects to impose a charge for these services, owners of policies in force at that time utilizing these services will receive 30 days prior notice. These services involve the sale of units in one or more subaccounts and the purchase of units in one or more other Subaccounts. This may result in a loss of Account Value.

 Dollar Cost Averaging

     Dollar Cost Averaging is available to owners of policies with Account Value allocated to the Money Market Subaccount. The main objective of Dollar Cost Averaging is to protect the Account Value from short-term price fluctuations. Under Dollar Cost Averaging the same dollar amount is transferred to other Subaccounts each period. Therefore, more units are purchased in a Subaccount if the value per unit that period is low, and fewer units are purchased if the value per unit that period is high. This plan of investing keeps the Policy Owner from investing too much when the price of shares is high and too little when the price of shares is low. There is no guarantee that this service will generate a profit or avoid a loss.

     Dollar Cost Averaging may be elected by completing and returning the form provided by us to Customer Service Center. Once the election is made, a designated dollar amount of Account Value will be transferred automatically from the Money Market Subaccount to one or more other Subaccounts of the Variable Account each period. Dollar Cost Averaging allocations may be made either monthly or quarterly. (Dollar Cost Averaging transfers may not be made to the Guaranteed Interest Account.) Dollar Cost Averaging may be terminated at a designated date or when the Money Market Subaccount reaches a pre-defined minimum balance.

     Each transfer under Dollar Cost Averaging must be at least $250. Each automatic monthly transfer will take place on the 10th day of each calendar month; automatic quarterly transfers take place on the 10th day of the last month of each calendar quarter. If Dollar Cost Averaging is elected at the time of application, transfers will begin in the appropriate calendar month following completion of the Right to

Return Policy Period. If elected after issuance of the Policy, transfers will begin in the appropriate calendar month which is at least 30 days following our receipt of the request for Dollar Cost Averaging. If, at the time of any transfer, the amount in the Money Market Subaccount is equal to or less than the amount elected to be transferred, the entire remaining balance will be transferred and Dollar Cost Averaging will end. The amount to be transferred or the Subaccounts to which transfers are to be made may be changed once each Policy year. Dollar Cost Averaging may be canceled at any time by sending notice to our Customer Service Center which is received at the Center at least 10 days before the next transfer date.

     If both Dollar Cost Averaging and Automatic Rebalancing are elected, Dollar Cost Averaging will take place first. Automatic Rebalancing will begin only after a monthly or quarterly Dollar Cost Averaging transfer has been completed.

 Automatic Rebalancing

     Automatic Rebalancing provides a method for maintaining a balanced approach to allocating Account Values among Subaccounts and simplifies the process of asset allocation over time.

     Automatic Rebalancing may be elected when application for a Policy is made or at any subsequent time by completing and returning to the Company at the Customer Service Center the form provided by the Company. Automatic Rebalancing matches Subaccount Account Value allocations over time to the most recently filed allocation percentages for new premiums allocated to the Subaccounts. As of the 10th day of the last month of each calendar quarter, the Company will automatically re-allocate the amounts in each of the Subaccounts into which premiums are allocated to match the premium allocation percentages. This will rebalance Subaccount Account Values that may be out of line with the allocation percentages indicated, which may result, for example, from Subaccounts which underperform other Subaccounts in certain quarters. Allocations to the Guaranteed Interest Account will not be rebalanced.

     If Automatic Rebalancing is elected with the application, the first transfer will occur on the 10th day of the last month of the calendar quarter which begins after the end of the Right to Return Policy Period. If elected after Policy issue, transfers will begin as of the 10th day of the last month of the calendar quarter which follows the Company's receipt of notification at the Customer Service Center.

     The Automatic Rebalancing feature percentages may be adjusted by changing the Policy's premium allocation percentages. If the Automatic Rebalancing feature is active on a Policy and a premium allocation which does not meet the Company's requirement is received, the Company will notify the Policy Owner that the allocation must be changed; any such request will not be processed unless a request for discontinuance of Automatic Rebalancing is received.

     Automatic Rebalancing may be terminated at any time, so long as notice of the termination is received at the Customer Service Center at least 10 days prior to the next scheduled transfer.

     If both Dollar Cost Averaging and Automatic Rebalancing are elected, Dollar Cost Averaging will take place first. Automatic Rebalancing will begin only after Dollar Cost Averaging has ended.

                             MORE ABOUT THE COMPANY

MANAGEMENT

     The directors and officers of the Company are listed below. The business address for all directors and officers of MONY Life Insurance Company of America is 1740 Broadway, New York, New York 10019. All of the officers have held their respective positions listed below for five or more years.

     Current Officers and Directors of MONY America are:

NAME                                                    POSITION AND OFFICES WITH DEPOSITOR
----                                                    -----------------------------------
Michael I. Roth..............................       Director, Chairman of the Board and Chief
                                                    Executive Officer
Samuel J. Foti...............................       Director, President and Chief Operating
                                                    Officer
Kenneth M. Levine............................       Director and Executive Vice President
Richard E. Connors...........................       Director
Richard Daddario.............................       Director, Vice President and Controller
Phillip A. Eisenberg.........................       Director, Vice President and Actuary
Margaret G. Gale.............................       Director, Vice President
Stephen J. Hall..............................       Director
Charles P. Leone.............................       Director, Vice President and Chief
                                                    Compliance Officer
Sam Chiodo...................................       Vice President - Corporate & Strategic
                                                    Marketing
William D. Goodwin...........................       Vice President
Evelyn L. Peos...............................       Vice President and Illustration Actuary
Jacob Poleyeff...............................       Vice President - Agency Operations
Michael Slipowitz............................       Vice President
David S. Waldman.............................       Secretary
David V. Weigel..............................       Treasurer

     No officer or director listed above receives any compensation from MONY America Variable Account L. The Company or any of its affiliates has paid no separately allocable compensation to any person listed for services rendered to the Account.

     Set forth below is a description of the business positions during at least the past five years for the directors and the executive officers of the Company.


     Michael I. Roth is Director, Chairman of the Board and Chief Executive Officer of the Company. He is Chairman of the Board (since July 1993) and Chief Executive Officer (since January 1993) of MONY and has been a Director since May 1991. Mr. Roth is also a director of the following subsidiaries of MONY: 1740 Advisers, Inc. (since December 1992), MONY Benefits Management Corp. (since March 1999). Mr. Roth has been with MONY for 12 years. Mr. Roth serves on the board of directors of the American Council of Life Insurance, The Life Insurance Council of New York, Enterprise Foundation (a charitable foundation which develops housing not affiliated with the Enterprise Group of Funds), Metropolitan Development Association of Syracuse and Central New York, Enterprise Group of Funds, Inc., Enterprise Accumulation Trust, Pitney Bowes, Inc., Lincoln Center for the Performing Arts Leadership Committee, Life Office Management Association, New York City Partnership and Chamber of Commerce, and Committee for Economic Development. He is also Chairman of the Board of Insurance Marketplace Standards Association.



     Samuel J. Foti is Director, President and Chief Operating Officer of the Company. He is President and Chief Operating Officer (since February 1994) of MONY and has been a Director since January 1993. Mr. Foti is also a director of the following subsidiaries of MONY: MONY Brokerage, Inc. (since January 1990), MONY International Holdings, Inc. (since October 1994), MONY Benefits Management Corp. (since March 1999), MONY Life Insurance Company of the Americas, Ltd., (since December 1994) and MONY Bank & Trust Company of the Americas, Ltd. (since December 1994). Mr. Foti has been with MONY for 12 years. Mr. Foti serves on the board of directors of Enterprise Group of Funds, Inc., Enterprise Accumulation Trust and The American College of which he is Chairman.


     Richard Daddario is Director, Vice President and Controller of the Company. He is Executive Vice President and Chief Financial Officer (since April 1994) of MONY. Mr. Daddario is also a director of the following subsidiaries of MONY:
MONY International Holdings, Inc. (since 1998), MONY Brokerage,

Inc. (since June 1997) and MONY Life Insurance Company of the Americas, Ltd. (since December 1997). He also serves as MONY's Chief Financial Officer (from January 1991 to present). Mr. Daddario has been with MONY for 11 years.



     Kenneth M. Levine is Director and Executive Vice President of the Company. He is Executive Vice President (since February 1990) and Chief Investment Officer (since January 1991) of MONY and has been a Trustee since May 1994. Mr. Levine is also a director of the following subsidiaries of MONY: 1740 Advisers, Inc. (since December 1989), MONY Benefits Management Corp. (since October 1991), MONY Realty Partners, Inc. (since October 1991) and 1740 Ventures, Inc. (since October 1991). He is also Chairman of the Board and President of MONY Series Fund, Inc. (since December 1991). Mr. Levine has been with MONY for 28 years.



     Sam Chiodo is Vice President of the Company. He is Vice
President -- Corporate & Strategic Marketing of MONY (since 1993). Mr. Chiodo has been with MONY for 28 years.



     Richard E. Connors is Director of the Company. He is Senior Vice President of MONY (since February 1994). Mr. Connors is also a director of the following subsidiary of MONY: MONY Brokerage, Inc. (since May 1994). Mr. Connors has been with MONY for 12 years.



     Phillip A. Eisenberg is Director, Vice President and Actuary of the Company. He is Senior Vice President and Chief Actuary of MONY (since April
1993). Mr. Eisenberg is a director of the following subsidiary of MONY: MONY Benefits Management Corp. Mr. Eisenberg has been with MONY for 36 years.



     Margaret G. Gale is Director and Vice President of the Company. She is Vice President of MONY (since February 1991). Ms. Gale has been with MONY for 22 years.



     William D. Goodwin is Vice President of the Company. He is Senior Vice President of MONY (since November 1998). He has also served as Senior Managing Director (from 1989 to 1998). Mr. Goodwin has been with MONY for 26 years.



     Stephen J. Hall is Director of the Company. He is Senior Vice President of MONY (since February 1994). Mr. Hall is also a director of the following subsidiary of MONY: MONY Brokerage, Inc. (since October 1991). Mr. Hall has been with MONY for 27 years.



     Charles P. Leone is Director, Vice President and Chief Compliance Officer of the Company. He is Vice President and Chief Corporate Compliance Officer of MONY (since 1996). He has also served as Vice President of MONY (from 1987 to
1996). Mr. Leone is a director of the following subsidiary of MONY: MONY Securities Corporation (since May 1999). Mr. Leone has been with MONY for 36 years.



     Steven G. Orluck is Vice President of the Company. He is Senior Vice President, Complementary Distribution of MONY (since March 2000) and has also served as Vice President (from July 1998 to March 2000). Prior to 1998, Mr. Orluck had been a Vice President of Metropolitan Life Insurance Company where he worked for 25 years.



     Evelyn L. Peos is Vice President of the Company. She is Vice President of MONY. Ms. Peos has been with MONY for 23 years.



     Michael Slipowitz is Vice President of the Company. He is Vice President of MONY. Mr. Slipowitz has been with MONY for 20 years.



     David S. Waldman is Secretary of the Company. He is Assistant Vice President and Senior Counsel -- Operations (since 1992). Mr. Waldman has been with MONY for 18 years.



     David V. Weigel is Treasurer of the Company. He is Vice
President -- Treasurer of MONY (since 1994). Mr. Weigel has been with MONY for 27 years.


STATE REGULATION

     The Company is subject to the laws of the state of Arizona governing insurance companies and to regulation by the Commissioner of Insurance of Arizona. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company's affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of Company's operations at periodic intervals.

RECORDS AND ACCOUNTS

     Andesa, TPA, Inc., Suite 502, 1605 N. Cedar Crest Boulevard, Allentown, Pennsylvania, 18104, will act as transfer agent on behalf of the Company as it relates to the policies described in this Prospectus. In the role of transfer agent, Andesa will perform administrative functions, such as decreases, increases, surrenders, and partial surrenders, fund allocation changes and transfers on behalf of the Company.

     All records and accounts relating to the Separate Account and the Funds will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by Andesa on behalf of the Company.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which MONY America Variable Account L is a party, or which would materially affect MONY America Variable Account L.

LEGAL MATTERS

     Legal matters have been passed on by the then Vice President and Deputy General Counsel of The Mutual Life Insurance Company at New York (now MONY Life Insurance Company) in connection with:

     (1) The issue and sale of the policies described in this prospectus,

     (2) The organization of the Company,

     (3) The Company's authority to issue the policies under Arizona law, and

     (4) The validity of the forms of the policies under Arizona law.

     Edward P. Bank, then Vice President and Deputy General Counsel of The Mutual Life Insurance Company of New York (now MONY Life Insurance Company) has passed upon legal matters relating to the federal securities and federal income tax laws.

REGISTRATION STATEMENT

     A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office located at 450 5th Street, NW, Washington, D.C., 20549, (202) 942-4300 upon payment of the SEC's prescribed fees.

INDEPENDENT ACCOUNTANTS

     The audited financial statements for MONY America Variable Account
L -- Corporate Sponsored Variable Universal Life and for the Company included in this Prospectus and in the Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their reports herein. The audited financial statements are included in reliance upon the report of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 1177 Avenue of the Americas, New York, New York, 10036.

FINANCIAL STATEMENTS


     The audited financial statements for MONY America Variable Account
L -- Corporate Sponsored Variable Universal Life for the years ended December 31, 1998, 1999 and 2000 are set forth herein, starting on page F-3. The audited financial statements of the Company are set forth herein, starting on page F-45.

     The financial statements of MONY America Variable Account L -- Corporate Sponsored Variable Universal Life and of the Company for the years ended December 31, 1998, 1999 and 2000 have been audited by PricewaterhouseCoopers LLP. The financial statements of the Company should be distinguished from the financial statements of MONY America Variable Account L and should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS


                                                              PAGE
                                                              ----
With respect to MONY America Variable Account L:
  Report of Independent Accountants.........................    F-
  Statements of assets and liabilities as of December 31,
     2000...................................................    F-
  Statements of operations for the periods ended December
     31, 2000...............................................    F-
  Statements of changes in net assets for the periods ended
     December 31, 2000 and December 31, 1999................    F-
  Notes to financial statements.............................    F-
  Report of Independent Accountants.........................    F-
  Statements of assets and liabilities as of December 31,
     1999...................................................    F-
  Statements of operations for the periods ended December
     31, 1999...............................................    F-
  Statements of changes in net assets for the periods ended
     December 31, 1999 and 1998.............................    F-
  Notes to financial statements.............................    F-
  Report of Independent Accountants.........................    F-
  Statements of assets and liabilities as of December 31,
     1998...................................................    F-
  Statements of operations for the periods ended December
     31, 1998...............................................    F-
  Statements of changes in net assets for the periods ended
     December 31, 1998......................................    F-
  Notes to financial statements.............................    F-
With respect to MONY Life Insurance Company of America:
  Report of Independent Accountants.........................    F-
  Balance sheets as of December 31, 2000 and 1999...........    F-
  Statements of income and comprehensive income for the
     years ended December 31, 2000, 1999 and 1998...........    F-
  Statements of changes in shareholder's equity for the
     years ended December 31, 2000, 1999 and 1998...........    F-
  Statements of cash flows for the years ended December 31,
     2000, 1999 and 1998....................................    F-
  Notes to financial statements.............................    F-

     The Variable Account Financials and Company Financials as listed on the Index to Financial Statements on the previous page (page F-1) will be filed by Amendment.

                                   APPENDIX A

                          DEATH BENEFIT PERCENTAGE FOR
                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                      ATTAINED AGE                        DEATH BENEFIT
                      ------------                        -------------
40 and Under............................................       250%
41......................................................       243
42......................................................       236
43......................................................       229
44......................................................       222
45......................................................       215
46......................................................       209
47......................................................       203
48......................................................       197
49......................................................       191
50......................................................       185
51......................................................       178
52......................................................       171
53......................................................       164
54......................................................       157
55......................................................       150
56......................................................       146
57......................................................       142
58......................................................       138
59......................................................       134
60......................................................       130
61......................................................       128
62......................................................       126
63......................................................       124
64......................................................       122
65......................................................       120
66......................................................       119
67......................................................       118
68......................................................       117
69......................................................       116
70......................................................       115
71......................................................       113
72......................................................       111
73......................................................       109
74......................................................       107
75-90...................................................       105
91......................................................       104
92......................................................       103
93......................................................       102
94......................................................       101
95......................................................       100

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                   APPENDIX B

                     ALTERNATE DEATH BENEFIT PERCENTAGE FOR
                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                  ATTAINED AGE                      APPLICABLE PERCENTAGE
                  ------------                      ---------------------
40 and Under....................................             250%
41..............................................             243
42..............................................             236
43..............................................             229
44..............................................             222
45..............................................             215
46..............................................             209
47..............................................             203
48..............................................             197
49..............................................             191
50..............................................             185
51..............................................             178
52..............................................             211
53..............................................             210
54..............................................             208
55..............................................             206
56..............................................             204
57..............................................             203
58..............................................             202
59..............................................             203
60..............................................             204
61..............................................             205
62..............................................             206
63..............................................             207
64..............................................             208
65..............................................             209
66..............................................             210
67..............................................             211
68..............................................             212
69..............................................             213
70..............................................             214
71..............................................             215
72..............................................             216
73..............................................             217
74..............................................             218
75..............................................             214
76..............................................             207
77..............................................             199
78..............................................             192
79..............................................             186
80..............................................             180
81..............................................             174
82..............................................             169

                  ATTAINED AGE                      APPLICABLE PERCENTAGE
                  ------------                      ---------------------
83..............................................             164
84..............................................             159
85..............................................             145
86..............................................             133
87..............................................             120
88..............................................             105
89..............................................             105
90..............................................             105
91..............................................             104
92..............................................             103
93..............................................             102
94..............................................             101
95..............................................             100

                                   APPENDIX C

                          DEATH BENEFIT PERCENTAGE FOR
                          CASH VALUE ACCUMULATION TEST

                                      MALE

                             APPLICABLE PERCENTAGE        APPLICABLE PERCENTAGE
       ATTAINED AGE               NON-SMOKER                     SMOKER
       ------------          ---------------------        ---------------------
18.........................         728.68%                      590.77%
19.........................         707.62                       574.17
20.........................         687.37                       558.07
21.........................         667.46                       542.22
22.........................         647.92                       526.63
23.........................         628.74                       511.31
24.........................         609.54                       496.26
25.........................         590.76                       481.26
26.........................         572.38                       466.56
27.........................         554.10                       451.96
28.........................         536.27                       437.70
29.........................         518.88                       423.75
30.........................         501.92                       410.14
31.........................         485.40                       397.00
32.........................         469.31                       384.18
33.........................         453.85                       371.79
34.........................         438.80                       359.81
35.........................         424.14                       348.23
36.........................         410.04                       337.03
37.........................         396.46                       326.18
38.........................         383.38                       315.76
39.........................         370.76                       305.81
40.........................         358.57                       296.22
41.........................         346.81                       287.04
42.........................         335.54                       278.22
43.........................         324.63                       269.81
44.........................         314.16                       261.75
45.........................         304.09                       254.03
46.........................         294.39                       246.61
47.........................         285.04                       239.50
48.........................         276.02                       232.68
49.........................         267.36                       226.16
50.........................         259.04                       219.90
51.........................         251.02                       213.88
52.........................         243.33                       208.11
53.........................         235.94                       202.60
54.........................         228.86                       197.34
55.........................         222.06                       192.33
56.........................         215.56                       187.55
57.........................         209.33                       182.99
58.........................         203.37                       178.63

                             APPLICABLE PERCENTAGE        APPLICABLE PERCENTAGE
       ATTAINED AGE               NON-SMOKER                     SMOKER
       ------------          ---------------------        ---------------------
59.........................         197.66                       174.46
60.........................         192.20                       170.45
61.........................         186.98                       166.61
62.........................         181.99                       162.94
63.........................         177.22                       159.45
64.........................         172.68                       156.13
65.........................         168.35                       152.99
66.........................         164.24                       150.02
67.........................         160.33                       147.20
68.........................         156.60                       144.52
69.........................         153.06                       141.95
70.........................         149.67                       139.49
71.........................         146.45                       137.14
72.........................         143.43                       134.90
73.........................         140.55                       132.78
74.........................         137.83                       130.79
75.........................         135.30                       128.92
76.........................         132.92                       127.18
77.........................         130.69                       125.56
78.........................         128.59                       124.03
79.........................         126.59                       122.59
80.........................         124.70                       121.20
81.........................         122.89                       119.86
82.........................         121.17                       118.59
83.........................         119.55                       117.37
84.........................         118.03                       116.23
85.........................         116.60                       115.14
86.........................         115.26                       114.11
87.........................         113.97                       113.09
88.........................         112.72                       112.05
89.........................         111.47                       111.00
90.........................         110.17                       109.86
91.........................         108.76                       108.59
92.........................         107.18                       107.09
93.........................         105.31                       105.27
94.........................         103.00                       102.99
95.........................         100.00                       100.00

                                   APPENDIX D

                          DEATH BENEFIT PERCENTAGE FOR
                          CASH VALUE ACCUMULATION TEST

                                     FEMALE

                             APPLICABLE PERCENTAGE        APPLICABLE PERCENTAGE
       ATTAINED AGE               NON-SMOKER                     SMOKER
       ------------          ---------------------        ---------------------
18.........................         834.33%                      734.20%
19.........................         807.96                       710.85
20.........................         782.15                       688.01
21.........................         756.99                       666.21
22.........................         733.03                       644.93
23.........................         709.65                       624.17
24.........................         686.84                       603.93
25.........................         664.60                       584.56
26.........................         642.93                       565.67
27.........................         621.82                       547.24
28.........................         601.64                       529.58
29.........................         581.97                       512.35
30.........................         562.81                       495.56
31.........................         544.16                       479.44
32.........................         526.29                       463.72
33.........................         508.89                       448.60
34.........................         491.95                       434.04
35.........................         475.69                       420.02
36.........................         459.86                       406.34
37.........................         444.65                       393.15
38.........................         430.01                       380.55
39.........................         415.92                       368.49
40.........................         402.34                       356.94
41.........................         389.25                       345.85
42.........................         376.74                       335.30
43.........................         364.65                       325.13
44.........................         353.07                       315.41
45.........................         341.85                       306.10
46.........................         331.09                       297.10
47.........................         320.73                       288.44
48.........................         310.68                       280.11
49.........................         300.99                       272.07
50.........................         291.71                       264.37
51.........................         282.75                       256.96
52.........................         274.14                       249.83
53.........................         265.85                       242.95
54.........................         257.86                       236.34
55.........................         250.15                       229.97
56.........................         242.74                       223.86
57.........................         235.60                       217.95
58.........................         228.71                       212.21

                             APPLICABLE PERCENTAGE        APPLICABLE PERCENTAGE
       ATTAINED AGE               NON-SMOKER                     SMOKER
       ------------          ---------------------        ---------------------
59.........................         222.05                       206.64
60.........................         215.61                       201.22
61.........................         209.36                       195.96
62.........................         203.34                       190.86
63.........................         197.56                       185.95
64.........................         192.00                       181.25
65.........................         186.70                       176.77
66.........................         181.65                       172.48
67.........................         176.83                       168.37
68.........................         172.20                       164.42
69.........................         167.73                       160.60
70.........................         163.41                       156.89
71.........................         159.25                       153.30
72.........................         155.27                       149.84
73.........................         151.47                       146.54
74.........................         147.87                       143.42
75.........................         144.48                       140.48
76.........................         141.28                       137.72
77.........................         138.27                       135.12
78.........................         135.43                       132.65
79.........................         132.74                       130.32
80.........................         130.18                       128.09
81.........................         127.75                       125.96
82.........................         125.46                       123.93
83.........................         123.30                       122.01
84.........................         121.27                       120.20
85.........................         119.37                       118.50
86.........................         117.58                       116.89
87.........................         115.88                       115.36
88.........................         114.25                       113.87
89.........................         112.64                       112.39
90.........................         111.03                       110.86
91.........................         109.35                       109.25
92.........................         107.54                       107.49
93.........................         105.49                       105.47
94.........................         103.05                       103.05
95.........................         100.00                       100.00

                                   APPENDIX E

                     ALTERNATE DEATH BENEFIT PERCENTAGE FOR
                          CASH VALUE ACCUMULATION TEST
                                      MALE

           APPLICABLE PERCENTAGE   APPLICABLE PERCENTAGE
ATTAINED        NON-SMOKER                SMOKER
--------   ---------------------   ---------------------
   18                728.68%                 590.77%
   19                707.62                  574.17
   20                687.37                  558.07
   21                667.46                  542.22
   22                647.92                  526.63
   23                628.74                  511.31
   24                609.54                  496.26
   25                590.76                  481.26
   26                572.38                  466.56
   27                554.10                  451.96
   28                536.27                  437.70
   29                518.88                  423.75
   30                501.92                  410.14
   31                485.40                  397.00
   32                469.31                  384.18
   33                453.85                  371.79
   34                438.80                  359.81
   35                424.14                  348.23
   36                410.04                  337.03
   37                396.46                  326.18
   38                383.38                  315.76
   39                370.76                  305.81
   40                358.57                  296.22
   41                346.81                  287.04
   42                335.54                  278.22
   43                324.63                  269.81
   44                314.16                  261.75
   45                304.09                  254.03
   46                294.39                  246.61
   47                285.04                  239.50
   48                276.02                  232.68
   49                267.36                  226.16
   50                259.04                  219.90
   51                251.02                  213.88
   52                247.00                  211.25
   53                244.00                  209.53
   54                241.00                  207.81
   55                238.00                  206.14
   56                235.00                  204.47
   57                232.00                  202.80
   58                230.00                  202.03

           APPLICABLE PERCENTAGE   APPLICABLE PERCENTAGE
ATTAINED        NON-SMOKER                SMOKER
--------   ---------------------   ---------------------
   59                230.00                  203.00
   60                230.00                  203.98
   61                230.00                  204.95
   62                230.00                  205.93
   63                230.00                  206.95
   64                230.00                  207.96
   65                230.00                  209.01
   66                230.00                  210.08
   67                230.00                  211.17
   68                230.00                  212.25
   69                230.00                  213.31
   70                230.00                  214.36
   71                230.00                  215.38
   72                230.00                  216.32
   73                230.00                  217.29
   74                230.00                  218.24
   75                221.89                  211.43
   76                214.00                  204.76
   77                205.18                  197.13
   78                196.74                  189.77
   79                189.89                  183.88
   80                183.31                  178.16
   81                176.96                  172.61
   82                170.85                  167.21
   83                164.98                  161.98
   84                159.34                  156.91
   85                145.75                  143.93
   86                132.55                  131.22
   87                119.67                  118.74
   88                112.72                  112.05
   89                111.47                  111.00
   90                110.17                  109.86
   91                108.76                  108.59
   92                107.18                  107.09
   93                105.31                  105.27
   94                103.00                  102.99
   95                100.00                  100.00

                                   APPENDIX F

                     ALTERNATE DEATH BENEFIT PERCENTAGE FOR
                          CASH VALUE ACCUMULATION TEST
                                     FEMALE

ATTAINED   APPLICABLE PERCENTAGE   APPLICABLE PERCENTAGE
  AGE           NON-SMOKER                SMOKER
--------   ---------------------   ---------------------
   18                834.33%                 734.20%
   19                807.96                  710.85
   20                782.15                  688.01
   21                756.99                  666.21
   22                733.03                  644.93
   23                709.65                  624.17
   24                686.84                  603.93
   25                664.60                  584.56
   26                642.93                  565.67
   27                621.82                  547.24
   28                601.64                  529.58
   29                581.97                  512.35
   30                562.81                  495.56
   31                544.16                  479.44
   32                526.29                  463.72
   33                508.89                  448.60
   34                491.95                  434.04
   35                475.69                  420.02
   36                459.86                  406.34
   37                444.65                  393.15
   38                430.01                  380.55
   39                415.92                  368.49
   40                402.34                  356.94
   41                389.25                  345.85
   42                376.74                  335.30
   43                364.65                  325.13
   44                353.07                  315.41
   45                341.85                  306.10
   46                331.09                  297.10
   47                320.73                  288.44
   48                310.68                  280.11
   49                300.99                  272.07
   50                291.71                  264.37
   51                282.75                  256.96
   52                278.27                  253.60
   53                274.93                  251.25
   54                271.54                  248.87
   55                268.10                  246.47
   56                264.63                  244.05
   57                261.11                  241.54
   58                258.66                  240.00
   59                258.39                  240.05

ATTAINED   APPLICABLE PERCENTAGE   APPLICABLE PERCENTAGE
  AGE           NON-SMOKER                SMOKER
--------   ---------------------   ---------------------
   60                258.02                  240.80
   61                257.53                  241.05
   62                256.99                  241.22
   63                256.40                  241.34
   64                255.74                  241.41
   65                255.07                  241.50
   66                254.38                  241.53
   67                253.67                  241.53
   68                252.90                  241.48
   69                252.06                  241.33
   70                251.12                  241.10
   71                250.12                  240.76
   72                248.99                  240.27
   73                247.88                  239.81
   74                246.75                  239.32
   75                236.94                  230.39
   76                227.46                  221.72
   77                217.08                  212.13
   78                207.21                  202.96
   79                199.11                  195.47
   80                191.37                  188.29
   81                183.97                  181.38
   82                176.90                  174.74
   83                170.15                  168.37
   84                163.72                  162.26
   85                149.21                  148.13
   86                135.22                  134.43
   87                121.68                  121.13
   88                114.25                  113.87
   89                112.64                  112.39
   90                111.03                  110.86
   91                109.35                  109.25
   92                107.54                  107.49
   93                105.49                  105.47
   94                103.05                  103.05
   95                100.00                  100.00

                                   APPENDIX G

              ILLUSTRATIONS OF DEATH PROCEEDS, ACCOUNT VALUES AND
                   SURRENDER VALUES, AND ACCUMULATED PREMIUMS

     The following tables illustrate how the key financial elements of the Policy work, specifically, how the Death Proceeds and Surrender Values can vary over an extended period of time. In addition, each table compares these values with premium paid accumulated with interest.

     The Policies illustrated include the following:

                                                         DEF. OF      DEATH                TARGET
                                                        LIFE INS.    BENEFIT   SPECIFIED    DEATH     SEE
SEX   AGE   UNDERWRITING METHOD          SMOKER            TEST      OPTION     AMOUNT     BENEFIT   PAGES
----  ---   -------------------          ------         ----------   -------   ---------  ---------  -----
Male  45      Medical Issue       Preferred Non-Smoker   CVAT         1        1,000,000  1,000,000   G-6
Male  45      Medical Issue       Preferred Non-Smoker   CVAT         2        1,000,000  1,000,000   G-7
Male  45      Medical Issue       Preferred Non-Smoker    GPT         1        1,000,000  1,000,000   G-8
Male  45      Medical Issue       Preferred Non-Smoker    GPT         2        1,000,000  1,000,000   G-9
Male  45      Guaranteed Issue    Non-Smoker             CVAT         1        1,000,000  1,000,000   G-10
Male  45      Guaranteed Issue    Non-Smoker             CVAT         2        1,000,000  1,000,000   G-11
Male  45      Guaranteed Issue    Non-Smoker              GPT         1        1,000,000  1,000,000   G-12
Male  45      Guaranteed Issue    Non-Smoker              GPT         2        1,000,000  1,000,000   G-13

     The tables show how Death Proceeds and Surrender Values of a hypothetical Policy could vary over an extended period of time if the Subaccounts of the Variable Account had constant hypothetical gross annual investment returns of 0% or 12% over the periods indicated in each table. The values will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the Death Proceeds and Surrender Values will be different if the returns averaged 0% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if unisex rates were used.

     The fourth column of each table shows what would happen if an amount equal to the premiums (shown in the third column) were invested to earn interest, after taxes, of 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year.

     The amounts shown for Death Proceeds and Surrender Values sections reflect the fact that the net investment return on the Policy is lower than the gross investment return on the Subaccounts of the Variable Account. This results from the charges levied, including the premium loads, administrative charges, mortality and expense risk charges, and Sales Charges. The difference between the Account Value and the Surrender Value in the first three years is the refund of Sales Charges. Account Value is not shown in the accompanying tables.

     The tables illustrate cost of insurance and expense charges at both current rates (which are described under Cost of Insurance, page 47) and at the maximum rates guaranteed in the Policies. The amounts shown at the end of the Policy year reflect a daily charge against the Portfolios. These charges include the charge to Portfolio assets for investment management and direct expenses. The initial mortality and expense risk charge is .60% annually on a guaranteed basis; illustrations showing current rates reflect a mortality and expense risk charge of .30% annually beginning after the tenth Policy Anniversary; and illustrations showing guaranteed rates reflect a mortality and expense risk charge of .45% annually beginning on and after the tenth Policy Anniversary.

     Since the Company is unable to predict how a particular Policy owner will allocate net premium payments and cash values among the available Subaccounts, the Company has assumed that the daily investment advisory fee and other expenses of the hypothetical portfolio was deducted at a rate equivalent to 0.87% of the aggregate average daily net assets of the Portfolio. Of course, the investment advisory fee and other expenses actually incurred will depend upon the Policy owner's choice of Subaccounts. Actual fees and other expenses vary by Portfolio and may be subject to agreements by the sponsor to waive or otherwise reimburse each Portfolio for operating expenses which exceed certain limits. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included in the tables.

     The effect of these investment management and direct expenses on a 0% gross rate of return would result in a net rate of return of -0.87%, and on 12% it would be 11.13%.

     The tables assume the deduction of charges including administrative and sale charges. For each age, there are tables using current and guaranteed policy cost factors. The tables reflect the fact that the Company does not currently make any charge against the Variable Account for state or federal taxes. If such a charge is made in the future, it will take a higher rate of return to produce after-tax returns of 0% and 12%.

     The Company will furnish, upon request, a comparable illustration based on the age and the sex of the proposed insured, underwriting and premium class assumptions and an initial Specified Amount, Target Death Benefit and Schedule Premium Payments of the applicant's choice. In addition, the individual chosen Definition of Life Insurance Test will be illustrated. If a Policy is purchased, an individualized illustration will be delivered reflecting the Schedule Premium Payment chosen and the Insured's actual risk class. After issuance, the Company will provide, upon request, an illustration of future Policy benefits based on both guaranteed and current cost factor assumptions and actual Account Value.

     This page, beginning with the next paragraph, page G-3, and page G-4 to the section headed "Additional Riders and Benefits Included in This Proposal", will precede each of the flexible premium variable life to age 95 compliance reports statements and page G-4 from and after the section headed "Additional Riders and Benefits Included in This Proposal" on page G-4 and concluding on page G-5 will follow each of the flexible premium variable life to age 95 compliance reports statements which begin on page G-6.

     The Corporate Sponsored Variable Universal Life is a flexible premium variable life insurance policy which provides insurance to maturity age 95. The initial premium is due on or before delivery of the policy. You can choose the amount and frequency of premium payments within certain limits.

     The Death Proceeds, Account Value and Surrender Value under CSVUL Flexible Premium Variable Life Insurance may vary up and down to reflect the investment experience of the subaccounts of the Separate Account and are based on hypothetical investments return assumptions. Each illustration assumes that the combination of the amounts allocated by a policyowner to the subaccounts experienced hypothetical gross rate of investment return equivalent to 0% and any other rate specified to a maximum of 12%.

     Subject to the terms of the policy, the policyowner may select and change the death benefit Option. So long as the Policy remains in force, the death benefit under either Option will never be less than the Specified Amount of the Policy. Under Option 1, the death benefit will be equal to the Specified Amount of the Policy or, if greater, the Cash Value on the date of death multiplied by a Death Benefit Percentage. Under Option 2, the death benefit will be equal to the Specified Amount of the Policy plus the Account Value on the date of death or, if greater, the Cash Value on the date of death multiplied by a Death Benefit Percentage.

     These illustrations of Death Proceeds, Account Value and Surrender Value are designed to show the way in which variable life insurance operates. The hypothetical returns are not intended as estimates of the future performance of any subaccounts. MONY Life Insurance Company of America is not able to predict the future performance of the subaccounts.

     The values of each subaccount may vary up and down and the policyowner may vary how premiums and cash values are allocated among the subaccounts. Illustrations are based on assumed allocations and hypothetical rates of return and reflect both guaranteed and non-guaranteed charges, fees and deductions. These assumptions are made for illustrative purposes only and actual performance may differ from what is shown.

     Death Proceeds, Account Value and Surrender Value under the policy are discussed in the prospectus and in your policy. The amounts for the Death Proceeds, Account Value and Surrender Value are as of the end of the policy year and take into consideration the charges and expenses assessed by the policy as well as those assessed by the underlying funds.

     The daily charge for investment advisory services and other costs and expenses of operating the underlying Fund Portfolio varies by subaccount and ranges from 0.26% to 1.50% on an annualized basis. Since a specific allocation amongst subaccounts is not assumed in the illustration, the charge assumed is equivalent to an annual rate of 0.87%. The actual charge will depend upon the policyowner's choice of subaccounts.

     The daily charges discussed in the second paragraph above are effectively subtracted from the hypothetical gross investment rate of return. The resulting net investment rate of return is shown in parentheses next to the hypothetical gross rate.

COLUMN DESCRIPTIONS
AND KEY TERMS                Age EOY:  Insured's attained age at the end of the
                             policy year.

                             Net Premium Outlay: The annualized out-of-pocket payments for each policy year including scheduled and any anticipated unscheduled premium payments less any illustrated surrenders or loans plus loan interest, if any. Premium payments are assumed to be paid at the beginning of each premium paying period.

                             Premium Accumulated at 5%: The amount to which the premiums paid for the policy to the end of the policy year would accumulate if an amount equal to such premium were invested to earn interest, after taxes at 5% compounded annually.

                             Annual Loan: Reflects any loans that have been requested.

                             Partial Surrenders from Insurance Policy: Reflects any partial surrenders that have been requested. A partial surrender could reduce the Death Proceeds, and will reduce the Account Value and Surrender Value by the amount surrendered plus a transaction fee, which is the lesser of $25 or 2% of the amount surrendered.

                             Cash Value: Account Value plus any applicable refund of sales charge.

                             Death Benefit: The greater of the Target Death Benefit and the Base Death Benefit.

                             GUARANTEED CHARGES AT 0.00%

                             Surrender Value: The value of the subaccount at the end of the policy year assuming a 0.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at their guaranteed maximum plus the return of loads if the policy were surrendered prior to the end of the first three years. The surrender value also takes into account any loans or partial surrenders illustrated.

                             Death Proceeds: The benefit payable under the policy and any riders if the insured's death occurs at the end of the policy year, assuming a 0.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at their guaranteed maximums.

                             GUARANTEED CHARGES AT 12.00%

                             Surrender Value: The value of the subaccount at the end of the policy year assuming a 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at their guaranteed maximum plus the return of loads if the policy were surrendered prior to the end of the first three years. The surrender value also takes into account any loans or partial surrenders illustrated.

                             Death Proceeds: The benefit payable under the policy and any riders if the insured's death occurs at the end of the policy year, assuming a

                             12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at their guaranteed maximums.

                             CURRENT CHARGES AT 12.00%

                             Surrender Value: The value of the subaccount at the end of the policy year assuming a 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at the current non-guaranteed rate plus the return of loads if the policy were surrendered prior to the end of the first three years. The surrender value also takes into account any loans or partial surrenders illustrated.

                             Death Proceeds: The benefit payable under the policy and any rider if the insured's death occurs at the end of the policy year, assuming a 12.00% hypothetical rate of return on the Funds, less all charges, fees and deductions at the current non-guaranteed rates.

            ADDITIONAL RIDERS AND BENEFITS INCLUDED IN THIS PROPOSAL

     This illustration includes the following optional insurance benefits that can be added to the policy by Rider. A charge will be deducted monthly from the Account Value for each of the optional benefits added to the Policy. The following is a brief summary of the Riders. Refer to the prospectus for further explanations of each Rider.

     Term Insurance Rider:  None.

                             ADDITIONAL INFORMATION

     This policy has been tested for the possibility of classification as a modified endowment. This test is not a guarantee that a policy will not be classified as modified endowment.

     This illustration has been checked against federal tax laws relating to the definition of life insurance and is in compliance based on proposed premium payments and coverages. Any decrease in specified amount and/or change in death benefit and/or surrenders occurring in the first 15 years may cause a taxable event. In addition, if the policy is defined as a modified endowment contract, a loan, surrender, or assignment or pledge (unless such assignment or pledge is for burial expenses and the maximum death benefit is not in excess of $25,000) may be considered a taxable distribution and a ten percent penalty may be added to any tax on the distribution. Please consult your tax advisor for advice.

- Initial 7-pay premium..............                             $52,449.81
- Target premium.....................                             $52,449.81
                                              Note: this amount is shown, if
                                            applicable, on each illustration
- Initial Guideline single...........                          which follows
                                              Note: this amount is shown, if
                                            applicable, on each illustration
- Initial Guideline annual...........                          which follows

     Premiums are assumed to be paid at the beginning of the payment period. Policy values and ages are shown as of the end of the policy year and reflects the effect of all loans and surrenders. The death benefit, account value and surrender value will differ if premiums are paid in different amounts, frequencies, or not on the due date.

     The policy's Surrender Value includes any sales charge refund on full surrender. The sale charge refund equals the sales charge collected in the first policy year or the first policy year of an increase adjusted by the following schedule: Year 1 - 100%, Year 2 - 66.67%, Year 3 - 33.33%.

     Premiums less the following deductions are added to the Account Value. (1) A premium tax charge of 2.00% of gross premium in all years, (2) a sales charge of the gross premium equal to 9.00% up to the target premium in years 1 - 10, 0% in policy years 11 and after, and 0% of premium in excess of the target premium in all years, (3) a DAC tax charge of 1.25% of gross premium in all years. An administrative charge is deducted each month. During the first 36 months the charge is $12.50 per month for fully underwritten policies and $10.50 per month for guaranteed issue policies; thereafter, the charge is $7.50 per month.

     Those columns assuming guaranteed charges use the current monthly mortality charge and current charges for rider benefits, if any, for the first year as well as the assumed hypothetical gross annual investment return indicated. Thereafter, these columns use guaranteed charges for monthly mortality charges, rider benefits, if any, and the assumed hypothetical gross annual investment indicated. Those columns assuming current charges are based upon "current charges" and the assumed gross annual investment return indicated.

     The current charges are declared by MONY Life Insurance Company of America, are guaranteed for the first policy year, and apply to policies issued as of the preparation date shown. After the first policy year, current charges are not guaranteed, and may be changed at the discretion of MONY Life Insurance Company of America.

                       [INCLUDED IF LOAN IS ILLUSTRATED]

     A policy loan will have a permanent effect on benefits under this policy. Loan interest at an annual rate of 4.6% will be charged in arrears. Amounts borrowed will earn interest at an annual rate of 4%. It is anticipated but not guaranteed that after the 10th policy anniversary the annual interest rate applicable to this loan amount will be .30% higher than the rate applicable to policies of the same type which have not reached their 10th anniversary. This increase is based on current expectations as to mortality, investment earnings, persistency and expenses and is not guaranteed. If loan interest is not paid by the policyholder when due, the amount of the loan interest will be added to the amount of loan outstanding. This will have the effect of reducing the cash value of the policy and may reduce benefits available under the policy. Depending upon the performance of the subaccounts chosen by the policyholder, the cash value available for loans may be more or less than the amount of the premiums paid by the policyholder. Similarly, the amount of cash value available for surrenders will depend upon the performance of the subaccounts chosen by the policyholder, and the cash value available for surrenders may be more or less than the amount of premiums paid by the policyholder. Adverse tax consequences could occur if a policy subject to loans is surrendered or permitted to lapse. In addition, loan interest may not be deductible. Please consult your tax advisor for advice surrounding the deductibility of loan interest and other tax consequences.

                                                     LIFE INSURANCE ILLUSTRATION

                  CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95

                               COMPLIANCE REPORT

INSURED NAME, MALE, PREFERRED NON-SMOKER, AGE 45
INITIAL TARGET DEATH BENEFIT: $1,000,000
INITIAL SPECIFIED AMOUNT: $1,000,000
ANNUAL PREMIUM: $52,449.00
INITIAL DEATH BENEFIT OPTION: OPTION 1
TAX BRACKET %: 33%(ee)/40%(er)
LOAN INTEREST RATE: 4.6% IN ARREARS
DEFINITION OF LIFE INSURANCE: CVAT
UNDERWRITING CLASS: FULLY UNDERWRITTEN

                                                                     GUARANTEED POLICY CHARGES              CURRENT POLICY CHARGES
                                                          -----------------------------------------------   -----------------------
                                                                                HYPOTHETICAL RATES OF RETURN
                                               PARTIAL     0.00% (-0.87% NET)       12.00% (11.13% NET)       12.00% (11.13% NET)
                 NET      PREMIUM             SURRENDER   ---------------------   -----------------------   -----------------------
POLICY   AGE   PREMIUM    ACCUM.     ANNUAL   FR INSUR    SURRENDER     DEATH     SURRENDER      DEATH      SURRENDER      DEATH
YR       EOY   OUTLAY      @ 5%       LOAN     POLICY       VALUE     PROCEEDS      VALUE       PROCEEDS      VALUE       PROCEEDS
------   ---   -------   ---------   ------   ---------   ---------   ---------   ----------   ----------   ----------   ----------
1        46    52,449       55,071     0          0         48,330    1,000,000       53,712    1,000,000       53,712    1,000,000
2        47    52,449      112,896     0          0         88,059    1,000,000      104,516    1,000,000      106,004    1,000,000
3        48    52,449      173,613     0          0        127,123    1,000,000      160,795    1,000,000      163,627    1,000,000
4        49    52,449      237,365     0          0        165,508    1,000,000      223,139    1,000,000      227,374    1,000,000
5        50    52,449      304,305     0          0        204,765    1,000,000      293,767    1,000,000      299,466    1,000,000

6        51    52,449      374,591     0          0        243,354    1,000,000      371,896    1,000,000      379,361    1,000,000
7        52    52,449      448,392     0          0        281,225    1,000,000      457,811    1,149,196      467,513    1,173,551
8        53         0      470,812     0          0        272,802    1,000,000      501,380    1,220,009      513,951    1,250,596
9        54         0      494,352     0          0        264,017    1,000,000      548,896    1,295,066      565,145    1,333,404
10       55         0      519,070     0          0        254,863    1,000,000      600,735    1,374,843      621,592    1,422,575

11       56         0      545,023     0          0        245,615    1,000,000      658,205    1,461,609      685,791    1,522,868
12       57         0      572,275     0          0        235,782    1,000,000      720,846    1,553,856      756,587    1,630,899
13       58         0      600,888     0          0        225,350    1,000,000      789,158    1,651,945      834,668    1,747,212
14       59         0      630,933     0          0        214,210    1,000,000      863,583    1,756,269      920,229    1,871,470
15       60         0      662,479     0          0        202,249    1,000,000      944,602    1,867,101    1,013,890    2,004,056

16       61         0      695,603     0          0        189,345    1,000,000    1,032,738    1,984,922    1,116,202    2,145,340
17       62         0      730,383     0          0        175,370    1,000,000    1,128,558    2,110,178    1,228,003    2,296,121
18       63         0      766,902     0          0        160,187    1,000,000    1,232,686    2,243,365    1,349,959    2,456,791
19       64         0      805,247     0          0        143,444    1,000,000    1,345,551    2,384,586    1,483,607    2,629,248
20       65         0      845,510     0          0        125,075    1,000,000    1,467,989    2,534,924    1,630,130    2,814,908

@age 70             0    1,079,108     0          0         lapsed       lapsed    2,248,568    3,441,657    2,631,528    4,027,817
@age 85             0    2,243,387     0          0                                7,331,061    8,652,851   10,534,703   12,434,111
@age 95             0    3,654,240     0          0                               16,015,215   16,495,671   26,315,657   27,105,126

---------------
This is an illustration, not a policy.
The maximum loan value is equal to 90% of the Account Value
Borrowed funds are credited at 4.60% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment portfolios. The Account Value, Surrender Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

                                                               PREPARED: 4/30/99

                                                     LIFE INSURANCE ILLUSTRATION

                  CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95

                               COMPLIANCE REPORT

INSURED NAME, MALE, PREFERRED NON-SMOKER, AGE 45
INITIAL TARGET DEATH BENEFIT: $1,000,000
INITIAL SPECIFIED AMOUNT: $1,000,000
ANNUAL PREMIUM: $52,449.00
INITIAL DEATH BENEFIT OPTION: OPTION 2
TAX BRACKET %: 33% (ee)/40%(er)
LOAN INTEREST RATE: 4.6% IN ARREARS
DEFINITION OF LIFE INSURANCE: CVAT
UNDERWRITING CLASS: FULLY UNDERWRITTEN

                                                                      GUARANTEED POLICY CHARGES              CURRENT POLICY CHARGES
                                                           -----------------------------------------------   -----------------------
                                                                                 HYPOTHETICAL RATES OF RETURN
                                                PARTIAL     0.00% (-0.87% NET)       12.00% (11.13% NET)       12.00% (11.13% NET)
                  NET      PREMIUM             SURRENDER   ---------------------   -----------------------   -----------------------
POLICY    AGE   PREMIUM    ACCUM.     ANNUAL   FR INSUR    SURRENDER     DEATH     SURRENDER      DEATH      SURRENDER      DEATH
YR        EOY   OUTLAY      @ 5%       LOAN     POLICY       VALUE     PROCEEDS      VALUE       PROCEEDS      VALUE       PROCEEDS
------    ---   -------   ---------   ------   ---------   ---------   ---------   ----------   ----------   ----------   ----------
1         46    52,449       55,071     0          0         48,255    1,043,534       53,628    1,048,907       53,628    1,048,907
2         47    52,449      112,896     0          0         87,673    1,084,526      104,052    1,100,905      105,700    1,102,553
3         48    52,449      173,613     0          0        126,253    1,124,680      159,664    1,158,090      162,878    1,161,305
4         49    52,449      237,365     0          0        163,948    1,163,948      220,943    1,220,943      225,889    1,225,889
5         50    52,449      304,305     0          0        202,284    1,202,284      289,993    1,289,993      296,851    1,296,851

6         51    52,449      374,591     0          0        239,703    1,239,703      365,889    1,365,889      375,239    1,375,239
7         52    52,449      448,392     0          0        276,097    1,276,097      449,221    1,449,221      461,831    1,461,831
8         53         0      470,812     0          0        266,132    1,266,132      489,926    1,489,926      506,644    1,506,644
9         54         0      494,352     0          0        255,717    1,255,717      534,257    1,534,257      556,147    1,556,147
10        55         0      519,070     0          0        244,859    1,244,859      582,593    1,582,593      610,831    1,610,831

11        56         0      545,023     0          0        233,802    1,233,802      636,188    1,636,188      673,133    1,673,133
12        57         0      572,275     0          0        222,056    1,222,056      694,592    1,694,592      741,908    1,741,908
13        58         0      600,888     0          0        209,630    1,209,630      758,317    1,758,317      817,855    1,817,855
14        59         0      630,933     0          0        196,415    1,196,415      827,802    1,827,802      901,114    1,901,114
15        60         0      662,479     0          0        182,300    1,182,300      903,533    1,903,533      992,346    1,992,346

16        61         0      695,503     0          0        167,179    1,167,179      986,046    1,986,046    1,092,160    2,099,132
17        62         0      730,383     0          0        150,946    1,150,946    1,075,935    2,075,935    1,201,412    2,246,401
18        63         0      766,902     0          0        133,496    1,133,496    1,173,858    2,173,858    1,320,706    2,403,552
19        64         0      805,247     0          0        114,488    1,114,488    1,280,289    2,280,289    1,445,455    2,572,268
20        65         0      845,510     0          0         93,942    1,093,942    1,396,120    2,396,120    1,594,801    2,753,902

@age 69              0    1,027,722     0          0         lapsed       lapsed    1,965,280    3,077,628    2,340,473    3,665,180
@age 85              0    2,243,387     0          0                                6,969,948    8,226,629   10,306,276   12,164,497
@age 95              0    3,654,240     0          0                               14,861,668   15,861,668   25,698,251   26,698,251

---------------
This is an illustration, not a policy.
The maximum loan value is equal to 90% of the Account Value.
Borrowed funds are credited at 4.60% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment portfolios. The Account Value, Surrender Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

                                                               PREPARED: 4/30/99

                                                     LIFE INSURANCE ILLUSTRATION

                  CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95

                               COMPLIANCE REPORT

INSURED NAME, MALE, PREFERRED NON-SMOKER, AGE 45
INITIAL TARGET DEATH BENEFIT: $1,000,000
INITIAL SPECIFIED AMOUNT: $1,000,000
ANNUAL PREMIUM: $19,856.92
INITIAL DEATH BENEFIT OPTION: OPTION 1
INITIAL GUIDELINE ANNUAL PREMIUM: $19,856.92
INITIAL GUIDELINE SINGLE PREMIUM: $215,570.68
TAX BRACKET %: 33%(ee)/40%(er)
LOAN INTEREST RATE: 4.6% IN ARREARS
DEFINITION OF LIFE INSURANCE: GPT
UNDERWRITING CLASS: FULLY UNDERWRITTEN

                                                                     GUARANTEED POLICY CHARGES              CURRENT POLICY CHARGES
                                                          -----------------------------------------------   -----------------------
                                                                                HYPOTHETICAL RATES OF RETURN
                                               PARTIAL     0.00% (-0.87% NET)       12.00% (11.13% NET)       12.00% (11.13% NET)
                 NET      PREMIUM             SURRENDER   ---------------------   -----------------------   -----------------------
POLICY   AGE   PREMIUM    ACCUM.     ANNUAL   FR INSUR    SURRENDER     DEATH     SURRENDER      DEATH      SURRENDER      DEATH
YR       EOY   OUTLAY      @ 5%       LOAN     POLICY       VALUE     PROCEEDS      VALUE       PROCEEDS      VALUE       PROCEEDS
------   ---   -------    -------    ------   ---------   ---------   --------    ---------     --------    ---------     --------
   1     46    19,857       20,850     0          0         17,168    1,000,000       19,133    1,000,000       19,133    1,000,000
   2     47    19,857       42,742     0          0         29,905    1,000,000       35,771    1,000,000       37,363    1,000,000
   3     48    19,857       65,729     0          0         42,266    1,000,000       54,040    1,000,000       57,126    1,000,000
   4     49    19,857       89,865     0          0         54,209    1,000,000       74,074    1,000,000       78,789    1,000,000
   5     50    19,857      115,208     0          0         66,283    1,000,000       96,614    1,000,000      103,104    1,000,000

   6     51    19,857      141,818     0          0         77,906    1,000,000      121,289    1,000,000      130,051    1,000,000
   7     52    19,857      169,759     0          0         88,981    1,000,000      148,245    1,000,000      159,914    1,000,000
   8     53    19,857      199,097     0          0         99,525    1,000,000      177,762    1,000,000      193,010    1,000,000
   9     54    19,857      229,901     0          0        109,447    1,000,000      210,053    1,000,000      229,687    1,000,000
  10     55    19,857      262,246     0          0        118,764    1,000,000      245,469    1,000,000      270,335    1,000,000

  11     56    19,857      296,208     0          0        129,362    1,000,000      286,740    1,000,000      318,234    1,000,000
  12     57    19,857      331,868     0          0        139,186    1,000,000      332,147    1,000,000      371,317    1,000,000
  13     58    19,857      369,311     0          0        148,256    1,000,000      382,252    1,000,000      430,194    1,000,000
  14     59    19,857      408,627     0          0        156,490    1,000,000      437,616    1,000,000      495,207    1,000,000
  15     60    19,857      449,908     0          0        163,806    1,000,000      498,906    1,000,000      567,106    1,000,000

  16     61    19,857      493,253     0          0        170,124    1,000,000      566,911    1,000,000      646,726    1,000,000
  17     62    19,857      538,765     0          0        175,361    1,000,000      642,560    1,000,000      735,161    1,000,000
  18     63    19,857      586,553     0          0        179,432    1,000,000      726,960    1,000,000      833,515    1,050,229
  19     64    19,857      636,731     0          0        182,056    1,000,000      821,347    1,018,470      942,336    1,168,497
  20     65    19,857      689,417     0          0        183,236    1,000,000      925,927    1,129,631    1,062,603    1,296,376

  @age 77      19,857    1,475,344     0          0         lapsed       lapsed    3,406,500    3,576,825    4,024,565    4,225,793
  @age 85      19,857    2,518,643     0          0                                7,568,843    7,947,285    9,205,197    9,665,456
  @age 95      19,857    4,364,849     0          0                               19,338,629   19,532,015   24,924,932   25,174,181

---------------

This is an illustration, not a policy.
The maximum loan value is equal to 90% of the Account Value
Borrowed funds are credited at 4.60% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment portfolios. The Account Value, Surrender Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

                                                               PREPARED: 4/30/99

                                                     LIFE INSURANCE ILLUSTRATION

                  CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95

                               COMPLIANCE REPORT

INSURED NAME, MALE, PREFERRED NON-SMOKER, AGE 45
INITIAL TARGET DEATH BENEFIT: $1,000,000
INITIAL SPECIFIED AMOUNT: $1,000,000
ANNUAL PREMIUM: $49,136.68
INITIAL DEATH BENEFIT OPTION: OPTION 2
INITIAL GUIDELINE ANNUAL PREMIUM: $49,136.68
INITIAL GUIDELINE SINGLE PREMIUM: $215,570.68
TAX BRACKET %: 33%(ee)/40%(er)
LOAN INTEREST RATE: 4.6% IN ARREARS
DEFINITION OF LIFE INSURANCE: GPT
UNDERWRITING CLASS: FULLY UNDERWRITTEN

                                                                     GUARANTEED POLICY CHARGES              CURRENT POLICY CHARGES
                                                          -----------------------------------------------   -----------------------
                                                                                HYPOTHETICAL RATES OF RETURN
                                               PARTIAL     0.00% (-0.87% NET)       12.00% (11.13% NET)       12.00% (11.13% NET)
                 NET      PREMIUM             SURRENDER   ---------------------   -----------------------   -----------------------
POLICY   AGE   PREMIUM    ACCUM.     ANNUAL   FR INSUR    SURRENDER     DEATH     SURRENDER      DEATH      SURRENDER      DEATH
YR       EOY   OUTLAY      @ 5%       LOAN     POLICY       VALUE     PROCEEDS      VALUE       PROCEEDS      VALUE       PROCEEDS
------   ---   -------   ---------   ------   ---------   ---------   ---------   ----------   ----------   ----------   ----------
1        46    49,137       51,594     0          0         45,093    1,040,670       50,119    1,045,697       50,119    1,045,697
2        47    49,137      105,767     0          0         81,788    1,078,840       97,095    1,094,147       98,743    1,095,795
3        48    49,137      162,649     0          0        117,687    1,116,213      148,889    1,147,415      152,104    1,150,630
4        49    49,137      222,374     0          0        152,741    1,152,741      205,940    1,205,940      210,885    1,210,885
5        50    49,137      285,087     0          0        188,377    1,183,377      270,209    1,270,209      277,067    1,277,067

6        51    49,137      350,935     0          0        223,135    1,223,135      340,824    1,340,824      350,174    1,350,174
7        52    49,137      420,075     0          0        256,908    1,256,908      418,322    1,418,322      430,932    1,430,932
8        53    49,137      492,672     0          0        289,710    1,289,710      503,423    1,503,423      520,141    1,520,141
9        54    49,137      568,899     0          0        321,436    1,321,436      596,796    1,596,796      618,686    1,618,686
10       55    49,137      648,937     0          0        352,103    1,352,103      699,306    1,699,306      727,544    1,727,544

11       56    49,137      732,978     0          0        386,550    1,386,550      817,903    1,817,903      855,121    1,855,121
12       57    49,137      821,220     0          0        419,710    1,419,710      948,219    1,948,219      996,218    1,996,218
13       58    49,137      913,875     0          0        451,600    1,451,600    1,091,500    2,091,500    1,152,296    2,152,296
14       59    49,137    1,011,162     0          0        482,116    1,482,116    1,249,000    2,249,000    1,324,337    2,324,337
15       60    49,137    1,113,313     0          0        511,158    1,511,158    1,422,101    2,422,101    1,513,937    2,513,937

16       61    49,137    1,220,573     0          0        538,627    1,538,627    1,612,336    2,612,336    1,722,740    2,722,740
17       62    49,137    1,333,195     0          0        564,423    1,564,423    1,821,400    2,821,400    1,952,818    2,952,818
18       63    49,137    1,451,448     0          0        588,450    1,588,450    2,051,167    3,051,167    2,206,214    3,206,214
19       64    49,137    1,575,613     0          0        610,373    1,610,373    2,303,457    3,303,457    2,485,954    3,485,954
20       65    49,137    1,705,987     0          0        630,220    1,603,220    2,580,668    3,580,665    2,794,883    3,794,883

@age 86        49,137    6,595,693     0          0         lapsed       lapsed   21,563,529   22,641,704   26,122,847   27,428,988
@age 90        49,137    8,518,643     0          0                               31,267,183   32,830,541   38,866,185   40,809,492
@age 95        49,137    4,364,849     0          0                               49,802,161   50,802,161   63,852,027   64,852,027

---------------
This is an illustration, not a policy.
The maximum loan value is equal to 90% of the Account Value
Borrowed funds are credited at 4.60% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment portfolios. The Account Value, Surrender Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

                                                               PREPARED: 4/30/99

                                                     LIFE INSURANCE ILLUSTRATION

                  CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95

                               COMPLIANCE REPORT

INSURED NAME, MALE, NON-SMOKER, AGE 45
INITIAL TARGET DEATH BENEFIT: $1,000,000
INITIAL SPECIFIED AMOUNT: $1,000,000
ANNUAL PREMIUM: $52,449.00
INITIAL DEATH BENEFIT OPTION: OPTION 1
TAX BRACKET %: 33%(ee)/40%(er)
LOAN INTEREST RATE: 4.6% IN ARREARS
DEFINITION OF LIFE INSURANCE: CVAT
UNDERWRITING CLASS: GUARANTEED ISSUE

                                                                     GUARANTEED POLICY CHARGES              CURRENT POLICY CHARGES
                                                          -----------------------------------------------   -----------------------
                                                                                HYPOTHETICAL RATES OF RETURN
                                               PARTIAL     0.00% (-0.87% NET)       12.00% (11.13% NET)       12.00% (11.13% NET)
                 NET      PREMIUM             SURRENDER   ---------------------   -----------------------   -----------------------
POLICY   AGE   PREMIUM    ACCUM.     ANNUAL   FR INSUR    SURRENDER     DEATH     SURRENDER      DEATH      SURRENDER      DEATH
YR       EOY   OUTLAY      @ 5%       LOAN     POLICY       VALUE     PROCEEDS      VALUE       PROCEEDS      VALUE       PROCEEDS
------   ---   -------   ---------   ------   ---------   ---------   ---------   ----------   ----------   ----------   ----------
1        46    52,449       55,071     0          0         48,353    1,000,000       53,737    1,000,000       53,737    1,000,000
2        47    52,449      112,896     0          0         88,106    1,000,000      104,570    1,000,000      105,829    1,000,000
3        48    52,449      173,613     0          0        127,194    1,000,000      160,880    1,000,000      162,921    1,000,000
4        49    52,449      237,365     0          0        165,578    1,000,000      223,233    1,000,000      225,895    1,000,000
5        50    52,449      304,305     0          0        204,834    1,000,000      293,871    1,000,000      296,917    1,000,000

6        51    52,449      374,591     0          0        243,422    1,000,000      372,012    1,000,000      375,475    1,000,000
7        52    52,449      448,392     0          0        281,293    1,000,000      457,937    1,149,514      461,899    1,159,459
8        53         0      470,812     0          0        272,870    1,000,000      501,519    1,220,347      506,120    1,231,542
9        54         0      494,352     0          0        264,084    1,000,000      549,048    1,295,425      554,539    1,308,378
10       55         0      519,070     0          0        254,929    1,000,000      600,902    1,375,224      607,569    1,390,483

11       56         0      545,023     0          0        245,681    1,000,000      658,387    1,462,014      669,043    1,485,676
12       57         0      572,275     0          0        235,848    1,000,000      721,046    1,554,287      736,776    1,588,195
13       58         0      600,888     0          0        225,415    1,000,000      789,377    1,652,403      811,106    1,697,888
14       59         0      630,933     0          0        214,275    1,000,000      863,823    1,756,756      892,696    1,815,476
15       60         0      662,479     0          0        202,314    1,000,000      944,864    1,867,619      982,169    1,941,356

16       61         0      695,603     0          0        189,410    1,000,000    1,033,024    1,985,473    1,080,559    2,076,834
17       62         0      730,383     0          0        175,435    1,000,000    1,128,871    2,110,764    1,189,160    2,223,491
18       63         0      766,902     0          0        160,252    1,000,000    1,233,028    2,243,987    1,308,671    2,381,651
19       64         0      805,247     0          0        143,510    1,000,000    1,345,925    2,385,247    1,440,497    2,552,849
20       65         0      845,510     0          0        125,141    1,000,000    1,468,397    2,535,628    1,585,940    2,738,602

@age 70             0    1,079,108     0          0         lapsed       lapsed    2,249,192    3,442,613    2,559,123    3,916,993
@age 85             0    2,243,387     0          0                                7,333,096    8,655,254   10,457,346   12,342,806
@age 95             0    3,654,240     0          0                               16,019,662   16,500,252   26,897,668   27,704,597

---------------
This is an illustration, not a policy.
The maximum loan value is equal to 90% of the Account Value
Borrowed funds are credited at 4.60% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment portfolios. The Account Value, Surrender Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

                                                               PREPARED: 4/30/99

                                                     LIFE INSURANCE ILLUSTRATION

                  CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95

                               COMPLIANCE REPORT

INSURED NAME, MALE, NON-SMOKER, AGE 45
INITIAL TARGET DEATH BENEFIT: $1,000,000
INITIAL SPECIFIED AMOUNT: $1,000,000
ANNUAL PREMIUM: $52,449.00
INITIAL DEATH BENEFIT OPTION: OPTION 2
TAX BRACKET %: 33%(ee)/40%(er)
LOAN INTEREST RATE: 4.6% IN ARREARS
DEFINITION OF LIFE INSURANCE: CVAT
UNDERWRITING CLASS: GUARANTEED ISSUE

                                                                     GUARANTEED POLICY CHARGES              CURRENT POLICY CHARGES
                                                          -----------------------------------------------   -----------------------
                                                                                HYPOTHETICAL RATES OF RETURN
                                               PARTIAL     0.00% (-0.87% NET)       12.00% (11.13% NET)       12.00% (11.13% NET)
                 NET      PREMIUM             SURRENDER   ---------------------   -----------------------   -----------------------
POLICY   AGE   PREMIUM    ACCUM.     ANNUAL   FR INSUR    SURRENDER     DEATH     SURRENDER      DEATH      SURRENDER      DEATH
YR       EOY   OUTLAY      @ 5%       LOAN     POLICY       VALUE     PROCEEDS      VALUE       PROCEEDS      VALUE       PROCEEDS
------   ---   -------   ---------   ------   ---------   ---------   ---------   ----------   ----------   ----------   ----------
1        46    52,449       55,071     0          0         48,279    1,043,558       53,653    1,048,933       53,653    1,048,933
2        47    52,449      112,896     0          0         87,720    1,084,573      104,105    1,100,958      105,499    1,102,352
3        48    52,449      173,613     0          0        126,323    1,124,750      159,748    1,158,174      162,049    1,160,475
4        49    52,449      237,365     0          0        164,017    1,164,017      221,036    1,221,036      224,085    1,224,085
5        50    52,449      304,305     0          0        202,353    1,202,353      290,096    1,290,096      293,591    1,293,591

6        51    52,449      374,591     0          0        239,770    1,239,770      366,003    1,366,003      369,990    1,369,990
7        52    52,449      448,392     0          0        276,163    1,276,163      449,347    1,449,347      454,004    1,454,004
8        53         0      470,812     0          0        266,197    1,266,197      490,064    1,490,064      495,590    1,495,590
9        54         0      494,352     0          0        255,781    1,255,781      534,410    1,534,410      541,147    1,541,147
10       55         0      519,070     0          0        244,922    1,244,922      582,762    1,582,762      591,092    1,591,092

11       56         0      545,023     0          0        233,864    1,233,864      636,375    1,636,375      649,613    1,649,613
12       57         0      572,275     0          0        222,118    1,222,118      694,799    1,694,799      714,198    1,714,198
13       58         0      600,888     0          0        209,691    1,209,691      758,546    1,758,546      785,123    1,785,123
14       59         0      630,933     0          0        196,475    1,196,475      828,056    1,828,056      863,070    1,863,070
15       60         0      662,479     0          0        182,359    1,182,359      903,813    1,903,813      948,671    1,948,671

16       61         0      695,603     0          0        167,238    1,167,238      986,356    1,986,356    1,043,008    2,043,008
17       62         0      730,383     0          0        151,004    1,151,004    1,076,278    2,076,278    1,147,403    2,147,403
18       63         0      766,902     0          0        133,553    1,133,553    1,174,238    2,174,238    1,262,521    2,297,663
19       64         0      805,247     0          0        114,545    1,114,545    1,280,708    2,280,708    1,389,654    2,462,744
20       65         0      845,510     0          0         93,998    1,093,998    1,396,584    2,411,621    1,529,960    2,641,934

@age 69             0    1,027,722     0          0         lapsed       lapsed    1,965,942    3,078,665    2,244,515    3,514,910
@age 85             0    2,243,387     0          0                                6,972,297    8,229,402   10,088,035   11,906,908
@age 95             0    3,654,240     0          0                               14,867,134   15,867,134   25,915,977   26,915,977

---------------
This is an illustration, not a policy.
The maximum loan value is equal to 90% of the Account Value
Borrowed funds are credited at 4.60% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment portfolios. The Account Value, Surrender Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

                                                              PREPARED: 4/30/99

                                                     LIFE INSURANCE ILLUSTRATION

                  CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95

                               COMPLIANCE REPORT

INSURED NAMED, MALE, NON-SMOKER, AGE 45
INITIAL TARGET DEATH BENEFIT: $1,000,000
INITIAL SPECIFIED AMOUNT: $1,000,000
ANNUAL PREMIUM: $19,852.79
INITIAL DEATH BENEFIT OPTION: OPTION 1
INITIAL GUIDELINE ANNUAL PREMIUM: $19,852.79
INITIAL GUIDELINE SINGLE PREMIUM: $215,502.48
TAX BRACKET %: 33%(ee)/40%(er)
LOAN INTEREST RATE: 4.6% IN ARREARS
DEFINITION OF LIFE INSURANCE: GPT
UNDERWRITING CLASS: GUARANTEED ISSUE

                                                                     GUARANTEED POLICY CHARGES              CURRENT POLICY CHARGES
                                                          -----------------------------------------------   -----------------------
                                                                                HYPOTHETICAL RATES OF RETURN
                                               PARTIAL     0.00% (-0.87% NET)       12.00% (11.13% NET)       12.00% (11.13% NET)
                 NET      PREMIUM             SURRENDER   ---------------------   -----------------------   -----------------------
POLICY   AGE   PREMIUM    ACCUM.     ANNUAL   FR INSUR    SURRENDER     DEATH     SURRENDER      DEATH      SURRENDER      DEATH
YR       EOY   OUTLAY      @ 5%       LOAN     POLICY       VALUE     PROCEEDS      VALUE       PROCEEDS      VALUE       PROCEEDS
------   ---   -------   ---------   ------   ---------   ---------   ---------   ----------   ----------   ----------   ----------
1        46    19,853       20,845     0          0         17,188    1,000,000       19,154    1,000,000       19,154    1,000,000
2        47    19,853       42,733     0          0         29,945    1,000,000       35,816    1,000,000       37,163    1,000,000
3        48    19,853       65,715     0          0         42,326    1,000,000       54,112    1,000,000       56,326    1,000,000
4        49    19,853       89,846     0          0         54,265    1,000,000       74,150    1,000,000       77,076    1,000,000
5        50    19,853      115,184     0          0         66,335    1,000,000       96,693    1,000,000      100,056    1,000,000
6        51    19,853      141,789     0          0         77,953    1,000,000      121,373    1,000,000      125,217    1,000,000
7        52    19,853      169,724     0          0         89,025    1,000,000      148,335    1,000,000      152,821    1,000,000
8        53    19,853      199,055     0          0         99,565    1,000,000      177,858    1,000,000      183,157    1,000,000
9        54    19,853      229,853     0          0        109,483    1,000,000      210,155    1,000,000      216,551    1,000,000
10       55    19,853      262,192     0          0        118,796    1,000,000      245,578    1,000,000      253,369    1,000,000
11       56    19,853      296,147     0          0        129,390    1,000,000      286,857    1,000,000      298,184    1,000,000
12       57    19,853      331,799     0          0        139,210    1,000,000      332,274    1,000,000      347,912    1,000,000
13       58    19,853      369,235     0          0        148,276    1,000,000      382,388    1,000,000      402,902    1,000,000
14       59    19,853      408,542     0          0        156,505    1,000,000      437,764    1,000,000      463,825    1,000,000
15       60    19,853      449,814     0          0        163,818    1,000,000      499,068    1,000,000      531,377    1,000,000
16       61    19,853      493,150     0          0        170,131    1,000,000      567,087    1,000,000      606,538    1,000,000
17       62    19,853      538,653     0          0        175,364    1,000,000      642,754    1,000,000      690,403    1,000,000
18       63    19,853      586,431     0          0        179,432    1,000,000      727,173    1,000,000      783,906    1,000,000
19       64    19,853      636,598     0          0        182,052    1,000,000      821,582    1,018,761      887,936    1,101,041
20       65    19,853      689,274     0          0        183,228    1,000,000      926,181    1,129,941    1,003,085    1,223,763
@age 77        19,853    1,569,634     0          0         lapsed       lapsed    3,070,993    3,407,215    3,826,303    4,017,618
@age 85        19,853    2,518,119     0          0                                7,570,331    7,750,311    8,799,188    9,239,147
@age 95        19,853    4,363,939     0          0                               19,342,298   19,342,298   24,115,956   24,357,115

---------------
This is an illustration, not a policy.
The maximum loan value is equal to 90% of the Account Value
Borrowed funds are credited at 4.60% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment portfolios. The Account Value, Surrender Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

                                                               PREPARED: 4/30/99

                                                     LIFE INSURANCE ILLUSTRATION

                  CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE
                    FLEXIBLE PREMIUM VARIABLE LIFE TO AGE 95

                               COMPLIANCE REPORT

INSURED NAMED, MALE, NON-SMOKER, AGE 45
INITIAL TARGET DEATH BENEFIT: $1,000,000
INITIAL SPECIFIED AMOUNT: $1,000,000
ANNUAL PREMIUM: $49,133.41
INITIAL DEATH BENEFIT OPTION: OPTION 2
INITIAL GUIDELINE ANNUAL PREMIUM: $49,133.41
INITIAL GUIDELINE SINGLE PREMIUM: $215,502.48
TAX BRACKET %: 33%(ee)/40%(er)
LOAN INTEREST RATE: 4.6% IN ARREARS
DEFINITION OF LIFE INSURANCE: GPT
UNDERWRITING CLASS: GUARANTEED ISSUE

                                                                      GUARANTEED POLICY CHARGES              CURRENT POLICY CHARGES
                                                           -----------------------------------------------   -----------------------
                                                                                 HYPOTHETICAL RATES OF RETURN
                                                PARTIAL     0.00% (-0.87% NET)       12.00% (11.13% NET)       12.00% (11.13% NET)
                 NET      PREMIUM              SURRENDER   ---------------------   -----------------------   -----------------------
POLICY   AGE   PREMIUM     ACCUM.     ANNUAL   FR INSUR    SURRENDER     DEATH     SURRENDER      DEATH      SURRENDER      DEATH
YR       EOY   OUTLAY       @ 5%       LOAN     POLICY       VALUE     PROCEEDS      VALUE       PROCEEDS      VALUE       PROCEEDS
------   ---   -------   ----------   ------   ---------   ---------   ---------   ----------   ----------   ----------   ----------
1        46    49,133        51,590     0          0         45,113    1,040,691       50,141    1,045,719       50,141    1,045,719
2        47    49,133       105,760     0          0         81,829    1,078,881       97,142    1,094,194       98,536    1,095,588
3        48    49,133       162,638     0          0        117,749    1,116,275      148,963    1,147,489      151,263    1,149,789
4        49    49,133       222,360     0          0        152,799    1,152,799      206,018    1,206,018      209,067    1,209,067
5        50    49,133       285,068     0          0        188,432    1,188,432      270,293    1,270,293      273,787    1,273,787
6        51    49,133       350,911     0          0        223,186    1,223,186      340,913    1,340,913      344,900    1,344,900
7        52    49,133       420,047     0          0        256,955    1,256,955      418,417    1,418,417      423,075    1,423,075
8        53    49,133       492,639     0          0        289,754    1,289,754      503,525    1,503,525      509,050    1,509,050
9        54    49,133       568,861     0          0        321,477    1,321,477      596,905    1,596,905      603,643    1,603,643
10       55    49,133       648,894     0          0        352,140    1,352,140      699,424    1,699,424      707,754    1,707,754
11       56    49,133       732,929     0          0        386,584    1,386,584      818,029    1,818,029      831,540    1,831,540
12       57    49,133       821,166     0          0        419,740    1,419,740      948,355    1,948,355      968,437    1,968,437
13       58    49,133       913,814     0          0        451,626    1,451,626    1,091,648    2,091,648    1,119,481    2,119,481
14       59    49,133     1,011,095     0          0        482,139    1,482,139    1,249,159    2,249,159    1,286,198    2,286,198
15       60    49,133     1,113,240     0          0        511,178    1,511,178    1,422,274    2,422,274    1,470,155    2,470,155
16       61    49,133     1,220,492     0          0        538,643    1,538,643    1,612,524    2,612,524    1,673,465    2,673,465
17       62    49,133     1,333,106     0          0        564,436    1,564,436    1,821,604    2,821,604    1,898,600    2,898,600
18       63    49,133     1,451,351     0          0        588,460    1,588,460    2,051,389    3,051,389    2,147,535    3,147,535
19       64    49,133     1,575,509     0          0        610,379    1,610,379    2,303,700    3,303,700    2,423,094    3,423,094
20       65    49,133     1,705,874     0          0        630,223    1,630,223    2,580,931    3,580,931    2,728,151    3,728,151

@age 86        49,133     6,595,256     0          0         lapsed       lapsed   21,565,491   22,643,765   25,718,283   27,004,196
@age 90        49,133     8,238,934     0          0                               31,269,991   32,833,490   38,453,464   40,376,136
@age 95        49,133    10,800,263     0          0                               49,806,649   50,806,649   63,567,735   64,567,735

---------------
This is an illustration, not a policy.
The maximum loan value is equal to 90% of the Account Value
Borrowed funds are credited at 4.60% interest. Premiums are assumed to be paid at the beginning of the year or month. All other values and ages are at the end of the year and reflect any loans and surrenders. The current cost of insurance rates are not guaranteed and subject to change.
The hypothetical investment results are illustrative only, and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment portfolios. The Account Value, Surrender Value and Death Proceeds for a policy would be different from those shown if the actual rates of investment return applicable to the policy averaged 0.00% or 12.00% over a period of years, but also fluctuated above or below those averages for individual policy years. No representation can be made that these hypothetical rates of return can be achieved for any one year, or sustained over any period of time.

                                                               PREPARED: 4/30/99

The complete registration statement and other filed documents for MONY America Variable Account L can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for MONY America Variable Account L are available on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                    PART II

                    (INFORMATION NOT REQUIRED IN PROSPECTUS)

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and Reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that Section.

                              RULE 484 UNDERTAKING

     The By-Laws of MONY Life Insurance Company of America ("MONY America") provide, in Article VI as follows:

          SECTION 1. The Corporation shall indemnify any existing or former director, officer, employee or agent of the Corporation against all expenses incurred by them and each of them which may arise or be incurred, rendered or levied in any legal action brought or threatened against any of them for or on account of any action or omission alleged to have been committed while acting within the scope of employment as director, officer, employee or agent of the Corporation, whether or not any action is or has been filed against them and whether or not any settlement or compromise is approved by a court, all subject and pursuant to the provisions of the Articles of Incorporation of this Corporation.

          SECTION 2. The indemnification provided in this By-Law shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                     REPRESENTATIONS RELATING TO SECTION 26
                     OF THE INVESTMENT COMPANY ACT OF 1940

     Registrant and MONY Life Insurance Company of America represent that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company of America.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

        The Facing Sheet.

        Cross-Reference to items required by Form N-8B-2.

     Prospectus consisting of __ pages.

     The Undertaking to file reports.

     The signatures.

     Written consents of the following persons:

        a. Edward P. Bank, Vice President and Deputy General Counsel, MONY Life Insurance Company

        b. Evelyn L. Peos, FSA

        c. PricewaterhouseCoopers LLP, Independent Accountants

     The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as exhibits to Form N-8B2:

        (1) Resolution of the Board of Directors of MONY Life Insurance Company of America authorizing establishment of MONY America Variable Account L, filed as Exhibit 1 to Registration Statement on Form S-6 dated February 21, 1985 (Registration Nos. 2-95900 and 811-4235) is incorporated herein by reference.

        (2) Not applicable.

        (3) (a) Underwriting Agreement between MONY Life Insurance Company of America, MONY Series Fund, Inc. and MONY Securities Corp., filed as Exhibit 3(a) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, dated January 6, 1995 (Registration Nos. 33-82570 and 811-4235), is incorporated herein by reference.

            (b) Proposed specimen agreement between MONY Securities Corp. and registered representatives, filed as Exhibit 3(b) of Pre-Effective Amendment No. 1, dated December 17, 1990, to Registration Statement on Form N-4 (Registration Nos. 33-37722 and 811-6126) is incorporated herein by reference.

            (c) Commission schedule (with Commission Contract), filed as Exhibit
                3(c) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6 (Registration No. 333-06071), is incorporated herein by reference.

        (4) Not applicable.

        (5) Form of policy, filed as Exhibit 5 to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6 (Registration No. 333-06071), is incorporated herein by reference.

        (6) Articles of Incorporation and By-Laws of MONY Life Insurance Company of America filed as Exhibits 6(a) and (b), respectively, to Registration Statement (Registration No. 33-13183) dated April 6, 1987, is incorporated herein by reference.

        (7) Not applicable.

        (8) (a) Form of agreement to purchase shares.

            (b) Amended Investment Advisory Agreement between MONY Life
                Insurance Company of America and MONY Series Fund, Inc. filed as
                Exhibit 5(i) to Post-Effective Amendment No. 14 to Registration Statement (Registrations Nos. 2-95501 and 811-4209) dated February 27, 1998, is incorporated herein by reference.

                Investment Advisory Agreement between Enterprise Capital Management, Inc. ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust, and OpCap Advisors, as sub-advisor, filed as Exhibit 5 to Post-

                Effective Amendment No. 8, dated September 30, 1994, to Registration Statement on Form N-1A (Registrations No. 33-21534), is incorporated herein by reference.

                Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust,
                and                , as sub-adviser [to be filed by amendment]

                Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust,
                and           , as sub-adviser [to be filed by amendment]

                Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust,
                and           , as sub-adviser [to be filed by amendment]

                Investment Advisory Agreement between Enterprise Capital Management, Inc., ("Enterprise Capital") and The Enterprise Accumulation Trust ("Trust"), and Enterprise Capital, the Trust,
                and      , as sub-adviser [to be filed by amendment]

            (c) Services Agreement between The Mutual Life Insurance Company of
                New York and MONY Life Insurance Company of America filed as
                Exhibit 5(ii) to Pre-Effective Amendment to Registration Statement (Registrations Nos. 2-95501 and 811-4209) dated July 19, 1985, is incorporated herein by reference.

        (9) Not applicable.

        (10) Application Form for Flexible Premium Variable Universal Life Insurance Policy.


        (11)Code of Ethics for Operation of MONY Life Insurance Company and its Subsidiaries, filed as Exhibit (11) to Post-Effective Amendment No.
            12 to Registration Statement on Form S-6, dated February   , 2001
            (Registration Nos. 33-82570 and 811-4235) is incorporated herein by reference.


     2. Opinion and Consent of Edward P. Bank, Vice President and Deputy General Counsel, MONY Life Insurance Company, as to legality of the securities being registered, filed as Exhibit 2 to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6 (Registration No. 333-06071), is incorporated herein by reference.

     3. Not applicable.

     4. Not applicable.

     5. Not applicable.

     6. Opinion and consent of Evelyn L. Peos, FSA, as to actuarial matters, filed as Exhibit 6 to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6 (Registration No. 333-06071), is incorporated herein by reference.

     7. Consent of PricewaterhouseCoopers LLP as to financial statements of MONY America Variable Account L -- Corporate Sponsored Variable Universal Life and MONY Life Insurance Company of America is filed herewith as
        Exhibit 7.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, MONY LIFE INSURANCE COMPANY OF AMERICA, HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 17 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK AND THE STATE OF NEW YORK, ON THIS 27TH DAY OF FEBRUARY, 2001.


                                    MONY America Variable Account L of
                                    MONY LIFE INSURANCE COMPANY OF AMERICA

                                    By:          /s/ MICHAEL I. ROTH
                                       -----------------------------------------
                                        MICHAEL I. ROTH, DIRECTOR, CHAIRMAN OF
                                         THE BOARD AND CHIEF EXECUTIVE OFFICER


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NO. 17 TO THE REGISTRATION STATEMENT HAS BEEN DULY SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.



                   SIGNATURE                                                               DATE
                   ---------                                                               ----
              /s/ MICHAEL I. ROTH                  Director, Chairman of the Board   February 27, 2001
------------------------------------------------     and Chief Executive Officer
                MICHAEL I. ROTH

               /s/ SAMUEL J. FOTI                      Director, President and       February 27, 2001
------------------------------------------------       Chief Operating Officer
                 SAMUEL J. FOTI

              /s/ RICHARD DADDARIO                    Director, Vice President       February 27, 2001
------------------------------------------------           and Controller
                RICHARD DADDARIO

             /s/ KENNETH M. LEVINE                          Director and             February 27, 2001
------------------------------------------------      Executive Vice President
               KENNETH M. LEVINE

            /s/ PHILLIP A. EISENBERG                  Director, Vice President       February 27, 2001
------------------------------------------------             and Actuary
              PHILLIP A. EISENBERG

              /s/ MARGARET G. GALE                   Director and Vice President     February 27, 2001
------------------------------------------------
                MARGARET G. GALE

              /s/ CHARLES P. LEONE                    Director, Vice President       February 27, 2001
------------------------------------------------    and Chief Compliance Officer
                CHARLES P. LEONE

             /s/ RICHARD E. CONNORS                           Director               February 27, 2001
------------------------------------------------
               RICHARD E. CONNORS

              /s/ STEPHEN J. HALL                             Director               February 27, 2001
------------------------------------------------
                STEPHEN J. HALL